OMB APPROVAL
OMB Number: 3235-0570 Expires: August 31, 2020 Estimated average burden hours per response: 20.6

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-3373

SEGALL BRYANT & HAMILL TRUST

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, Ohio	45246
(Address of principal executive offices)	(Zip code)

Derek W. Smith, Secretary Segall Bryant & Hamill Trust, 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246
(Name and address of agent for service)

Registrant's telephone number, including area code:	(303) 623-2577

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Segall Bryant & Hamill Micro Cap Fund
(Ticker Symbol: Retail - WTMIX)

Segall Bryant & Hamill Small Cap Value Dividend Fund
(Ticker Symbol: Retail - WTSVX; Institutional - WISVX)

Segall Bryant & Hamill Small Cap Growth Fund
(Ticker Symbol: Retail - WTSGX; Institutional - WISGX)

Segall Bryant & Hamill Smid Cap Value Dividend Fund
(Ticker Symbol: Retail - WTSDX; Institutional - WISDX)

Segall Bryant & Hamill Mid Cap Value Dividend Fund
(Ticker Symbol: Retail - WTMCX; Institutional - WIMCX)

Segall Bryant & Hamill Workplace Equality Fund
(Ticker Symbol: Retail – WEQRX; Institutional – WEQIX)

Segall Bryant & Hamill Fundamental International Small Cap Fund
(Ticker Symbol: Retail - WTIFX; Institutional - WIIFX)

Segall Bryant & Hamill Global Large Cap Fund
(Ticker Symbol: Retail - WTMVX; Institutional - WIMVX)

Segall Bryant & Hamill Short Term Plus Fund
(Ticker Symbol: Retail - SBHPX; Institutional - SBAPX)

Segall Bryant & Hamill Plus Bond Fund
(Ticker Symbol: Retail - WTIBX; Institutional - WIIBX)

Segall Bryant & Hamill Quality High Yield Fund
(Ticker Symbol: Retail - WTLTX; Institutional - WILTX)

Segall Bryant & Hamill Municipal Opportunities Fund
(Ticker Symbol: Retail - WTTAX; Institutional - WITAX)

Segall Bryant & Hamill Colorado Tax Free Fund
(Ticker Symbol: Retail - WTCOX; Institutional - WICOX)

SEMI-ANNUAL REPORT
June 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Funds’ website (www.sbhfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary.

Table of Contents

Shareholder Letter	1
Fund Overviews
Segall Bryant & Hamill Micro Cap Fund	2
Segall Bryant & Hamill Small Cap Value Dividend Fund	4
Segall Bryant & Hamill Small Cap Growth Fund	6
Segall Bryant & Hamill Smid Cap Value Dividend Fund	8
Segall Bryant & Hamill Mid Cap Value Dividend Fund	10
Segall Bryant & Hamill Workplace Equality Fund	12
Segall Bryant & Hamill Fundamental International Small Cap Fund	14
Segall Bryant & Hamill Global Large Cap Fund	16
Segall Bryant & Hamill Short Term Plus Fund	18
Segall Bryant & Hamill Plus Bond Fund	20
Segall Bryant & Hamill Quality High Yield Fund	22
Segall Bryant & Hamill Municipal Opportunities Fund	24
Segall Bryant & Hamill Colorado Tax Free Fund	26
Fund Expenses	28
Important Disclosures	31
Financial Statements	35
Statements of Investments	35
Statements of Assets and Liabilities	79
Statements of Operations	82
Statements of Changes in Net Assets	85
Financial Highlights	90
Notes to Financial Statements	115

Semi-Annual Report | June 30, 2019 |

Intentionally Left Blank

Segall Bryant & Hamill Funds	Shareholder Letter
June 30, 2019 (Unaudited)

Dear Fellow Shareholders,

We are pleased to report that the Segall Bryant & Hamill Funds continued to provide competitive performance in the tumultuous market environment during the first half of 2019. The combination of our rigorous proprietary research and focus on risk management has served our shareholders well. In addition, we continue to refine our fund lineup and are proud to offer our new Workplace Equality Fund, which allows our shareholders to invest in companies that are keenly focused on the importance of diversity and inclusion in their human resource practices.

When we communicated with you at year end, the U.S. stock market had declined dramatically, posting one of its worst quarterly returns in a very long time. It is no understatement to observe that the subsequent recovery in the first six months of 2019 has surprised many investors. In fact, it happened so quickly that people barely remember the decline. Interestingly, if one simply combines the S&P 500® Index’s fourth quarter 2018 return with its return for the first half of 2019, the result is a market return of 2.5%! Many attribute the quick recovery of the stock market to the change in perception about the need for interest rate increases in 2019. The consensus view has abruptly turned from expectations for two or more rate increases to expectations for one or more rate cuts before the year is out.

The reason for this change in expectations stems from lower levels of reported economic activity thus far into 2019 and greater risks to economic growth from trade disputes, tariffs and geopolitical risks. While economic forecasting is not an integral part of our investment process, our view is that a recession is not inevitable. This is not to suggest there aren’t risks; in fact, our investment teams are continually evaluating risks that could impact their portfolios. For example, while the economy might not face a recession, companies may face squeezes on their historically high profit margins, which could reduce earnings growth to less than the consensus forecasts and ultimately impact stock prices. Interest rates remain at historically low levels, with over $13 trillion of global debt at quarter-end trading at prices that will produce negative returns to a buyer. Corporate credit spreads (the difference in yield between the highest credit quality and the lowest) returned to low levels not seen since before the 2008 Great Recession. These narrower spreads are a sign of increased risk appetite and may be contributing to the confidence of stock investors as they push indexes to record highs. These are circumstances in which a policy mistake—economic or political—could have serious ramifications on the markets.

As an active fund manager, we know that increased volatility in the investment markets is a necessary component for us to achieve positive alpha for our clients. Historically speaking, our approach to risk management is particularly compelling when the markets are turbulent as it provides us with the opportunity to protect shareholder assets when the market declines. It is our belief that passive investing is getting a “free ride” in these times as many indices reach new highs, yet we remain confident that active management will serve our clients well if or when the market corrects.

As always, thank you for the confidence you place in Segall Bryant & Hamill. We will continue to maintain our diligence and curiosity in seeking out the best investments for our shareholders.

Mary K. Anstine Chairman	Philip L. Hildebrandt, CFA President

The views of the author and information discussed in the shareholder letter and the manager commentaries are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter or the manager commentaries. The subject matter contained in this letter and the manager commentaries has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Segall Bryant & Hamill, Segall Bryant & Hamill Funds, nor any Segall Bryant & Hamill Fund accept any liability for losses either direct or consequential caused by the use of this information. Diversification cannot guarantee gain or prevent losses.

Semi-Annual Report | June 30, 2019 |	1

Segall Bryant & Hamill Micro Cap Fund	Fund Overview
June 30, 2019 (Unaudited)

Fund Strategy

Investing primarily in micro-cap companies whose stocks appear to be undervalued.

Fund Management

Scott E. Decatur, Ph.d. Portfolio Manager
Nicholas C. Fedako, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 31.

Average Annual Total Returns

	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTMIX)	10.02%	-11.34%	8.17%	4.19%	12.10%	7.98%	6/23/2008
Russell Microcap® Index	14.14%	-10.38%	11.18%	5.52%	12.54%	8.00%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.99%, Net: 1.05%

Sector Allocation (as of 6/30/19)

Health Care	27.1%
Financials	23.8%
Consumer Discretionary	10.8%
Industrials	10.8%
Information Technology	9.8%
Real Estate	4.7%
Energy	3.8%
Communication Services	3.0%
Materials	2.8%
Consumer Staples	1.9%
Utilities	1.2%

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 6/30/19)

Perficient, Inc.	1.5%
NeoGenomics, Inc.	1.3%
Anika Therapeutics, Inc.	1.2%
Financial Institutions, Inc.	1.2%
Amphastar Pharmaceuticals, Inc.	1.2%
Southern National Bancorp of Virginia, Inc.	1.2%
ANI Pharmaceuticals, Inc.	1.2%
KEMET Corp.	1.2%
Lantheus Holdings, Inc.	1.2%
First Choice Bancorp	1.1%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Segall Bryant & Hamill acquired Denver Investment Advisors LLC on April 30, 2018. Prior to this date, management of the Micro Cap Fund was performed by the portfolio managers at Denver Investment Advisors LLC.

Performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

From May 1, 2019 until at least April 30, 2020, for the Fund’s Retail Class, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.05% for such period. This agreement may not be terminated or modified by the Adviser prior to April 30, 2020 without the approval of the Board of Trustees.

Investing in micro-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

2	| www.sbhfunds.com

Segall Bryant & Hamill Micro Cap Fund	Fund Overview
June 30, 2019 (Unaudited)

Manager Commentary

Market Overview

For the six months ended June 30, 2019, micro cap stocks were up 14.14%, as measured by the Russell Microcap® Index, posting their highest return for the first half of a year since 2013. Following a disappointing 2018, stocks rallied at the start of the year, rising 13.10% in the first quarter on optimism that a trade deal between the U.S. and China was close and the Federal Reserve was taking a dovish stance on monetary policy. However, as trade negotiations dragged on, optimism faded and the Russell Microcap® Index managed just a 0.92% increase in the second quarter. Most sectors have responded positively to the news flow this year with 10 of 11 having posted positive returns for the first half of 2019. In the microcap space, Real Estate (+27.04%), Information Technology (+21.71%), and Health Care (+17.87%) have been the best absolute performers, while only Communication Services (-0.19%) ended the period in negative territory.

Fund Performance

For the first six months of 2019, the Segall Bryant & Hamill Micro Cap Fund returned 10.02% (Retail Class) versus a return of 14.14% for its benchmark, the Russell Microcap® Index. On an absolute basis, the Fund provided positive returns in 9 out of 11 sectors. Utilities, where our stocks were up 46.93%, was by far our best performing sector, followed by Consumer Staples (+36.89%), Industrials (+19.86%), and Real Estate (+16.34%). The Energy (-7.59%) and Consumer Discretionary (-3.24%) sectors were the two with negative absolute returns.

Key Contributors/Detractors

A strategy of investing in strong companies with reasonable valuations has trailed the market so far this year in the U.S. microcap space. The market’s appetite to pay up for expensively priced companies, as evidenced by the outperformance of the Russell Microcap® Growth Index (+16.50%) over the Russell Microcap® Value Index (+12.00%) in the first half of this year, remains a headwind for the Fund. This has negatively affected the performance of the largest component of our model, the valuation factor, which has underperformed the benchmark. While the other factors in our models—profitability, earnings momentum, and price momentum—are higher relative to the benchmark, it was not enough to offset the drag from valuation. On a sector basis relative to the benchmark, security selection was positive in five sectors with Communication Services and Consumer Staples being our best performers. Security selection within the other sectors detracted from relative returns with the majority of underperformance coming from the Consumer Discretionary and Health Care sectors.

Outlook and Positioning

Our outlook for the rest of the year for U.S. microcap stocks is positive. The economy appears to remain on solid footing with low unemployment, decent wage growth, and strong consumer confidence. Recent Fed comments have suggested that it is willing to adjust monetary policy if it sees signs of stress in the economy. The key downside risk remains an escalation of trade tensions between the U.S. and China as the markets gyrate on every news item about the subject. The most recent reports on the matter have been positive with U.S. officials signaling a deal is getting closer, although that has been said before. Despite value stocks’ struggles versus growth stocks this year, we believe the strategy of buying increasingly expensive equities, which continue to outperform undervalued companies, cannot go on forever and we are confident in our portfolio’s positioning for the market environment ahead.

Stock Performance (for the six months ended 6/30/19)

5 Highest	Average Weight	Contribution to Return	5 Lowest	Average Weight	Contribution to Return
ANI Pharmaceuticals, Inc.	1.21%	0.77%	Penn Virginia Corp.	0.44%	-0.27%
Vectrus, Inc.	0.68	0.74	Ashford, Inc.	0.15	-0.27
Turning Point Brands, Inc.	1.15	0.73	Aratana Therapeutics, Inc.	0.34	-0.39
Zix Corp.	1.09	0.62	Meridian Bioscience, Inc.	1.02	-0.39
Perficient, Inc.	1.30	0.57	Vanda Pharmaceuticals, Inc.	1.06	-0.61

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 32 for a description of the methodology used to construct this table.

Semi-Annual Report | June 30, 2019 |	3

Segall Bryant & Hamill Small Cap Value Dividend Fund	Fund Overview
June 30, 2019 (Unaudited)

Fund Strategy

Investing primarily in small, dividend-paying companies whose stocks appear to be undervalued.

Fund Management

Derek R. Anguilm, CFA Portfolio Manager	Lisa Z. Ramirez, CFA Portfolio Manager
Mark M. Adelmann, CFA, CPA Portfolio Manager	Alex A. Ruehle, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 31.

Average Annual Total Returns

	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTSVX)	12.78%	-7.58%	5.29%	3.38%	11.07%	6.02%	12/13/2004
Institutional Class (WISVX)	12.79%	-7.42%	5.46%	3.56%	11.23%	6.14%	9/28/2007
Russell 2000® Value Index	13.47%	-6.24%	9.81%	5.39%	12.40%	6.74%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.19%, Net: 1.14%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.05%, Net: 0.99%

Sector Allocation (as of 6/30/19)

Financials	29.7%
Real Estate	12.0%
Information Technology	9.3%
Industrials	8.8%
Utilities	8.7%
Consumer Discretionary	8.1%
Energy	8.1%
Health Care	5.0%
Materials	3.2%
Consumer Staples	1.9%
Communication Services	1.8%

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 6/30/19)

Southwest Gas Holdings, Inc.	3.4%
Enerplus Corp.	2.9%
Ensign Group, Inc. (The)	2.8%
Washington Federal, Inc.	2.5%
Atlantic Union Bancshares Corp.	2.5%
Avista Corp.	2.5%
InterDigital, Inc.	2.4%
Umpqua Holdings Corp.	2.3%
Primoris Services Corp.	2.3%
FNB Corp.	2.3%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Segall Bryant & Hamill acquired Denver Investment Advisors LLC on April 30, 2018. Prior to this date, management of the Small Cap Value Dividend Fund was performed by the portfolio managers at Denver Investment Advisors LLC.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the Institutional Class shares prior to their inception is based on the performance of the Retail Class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

From May 1, 2019 until at least April 30, 2020, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.14% and 0.99% to the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to April 30, 2020 without the approval of the Board of Trustees.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

Dividends are not guaranteed. A company’s future abilities to pay dividends may be limited and a company may cease paying dividends at any time.

4	| www.sbhfunds.com

Segall Bryant & Hamill Small Cap Value Dividend Fund	Fund Overview
June 30, 2019 (Unaudited)

Manager Commentary

Market Review

The market’s roller-coaster ride in the first quarter of 2019 continued into the second quarter, with small-capitalization value stocks struggling and failing to reach the peak experienced last August. The severe market pullback in the fourth quarter of 2018 on concerns regarding the slowing global economy, the Federal Reserve Bank’s (Fed) interest rate tightening policy and heightened trade tensions gave way to a strong, policy-driven rebound earlier this year. The Fed indicated that the interest rate tightening cycle was over and there appeared to be progress toward a positive outcome in trade negotiations with China. This strong performance occurred despite slowing earnings growth and a slowing global economy. Fast forward to the second quarter and we continued to see a struggle between policy and the economy. The market rallied on expectations for rate cuts by the Fed despite weak earnings growth and a slowing global economy.

Fund Performance

The Segall Bryant & Hamill Small Cap Value Dividend Fund returned 12.78% (Retail Class) for the first half of 2019 versus a return of 13.47% for its benchmark, the Russell 2000® Value Index. Over this period, the market favored companies with defensive attributes such as dividend payers, low leverage and larger market capitalizations. Valuation remained out of favor as investors were willing to pay up for these defensive attributes.

Key Contributors to Return

The Fund’s performance was driven by stock selection, which is typical due to our sector sensitivity. The sectors that contributed most to relative results were Health Care, Consumer Staples and Real Estate. Health Care holding Ensign Group, Inc. (ENSG), a provider of skilled nursing and rehabilitation care services, was a top absolute contributor for the past six months. The company continued to expand on gains made in acquired facility occupancy, skilled nursing mix and growth in ancillary segments. It moved guidance higher as visibility into the near-term reimbursement picture improved. Still, the reimbursement environment remains challenging to subscale operators, and we believe this will enable ENSG to continue acquiring facilities at attractive valuations. Another top absolute contributor was TTEC Holdings, Inc. (TTEC), a technology and service company that is successfully transitioning from a call center operator into a digital, cloud and customer acquisition focused company. The outperformance was driven by better than expected sales and profit growth guidance.

Key Detractors from Return

Offsetting the strength in these sectors was weakness in the Information Technology, Industrials and Energy sectors. Information Technology holding TiVo Corp. (TIVO), a provider of entertainment technology, software and services, had a difficult year dealing with legal battles with Comcast and the departure of the company’s CEO in the middle of the company’s strategic review process, which began in the first quarter of 2018. Although we believe TIVO will ultimately prevail versus Comcast, the result of the strategic review was disappointing. TiVo did not announce a buyer for the software business and instead decided to spin-off the business in early 2020. We were surprised by the lack of interest in the software business and sold the stock due to the amount of leverage that would remain with the Intellectual Property side of the business (RemainCo). Consumer Discretionary holding American Eagle Outfitters, Inc. (AEO), a retailer of apparel and accessories for men and women, was among the biggest detractors from the Fund’s return year to date despite reporting strong results across both the American Eagle and Aerie brands. The stock retreated in reaction to slightly lower second quarter guidance as the company anticipated a more promotional environment, a result of weak first quarter performance by competitors. The more significant pressure on retail stocks overall came from an acceleration in trade tensions, specifically the threat of another tranche of tariffs on Chinese imports. AEO sources roughly 30% of revenues from China and the company has been working to mitigate the impact of tariffs. We believe AEO will be able to offset a large amount of the potential tariffs relative to peers through price increases as the momentum in the business indicates desirable brands and strong consumer demand.

Outlook and Positioning

The market has struggled to make progress since the fall of last year as slowing growth, heightened trade tensions and an extended economic cycle have kept a lid on earnings growth. The first half of the year ended on a high note, driven by the expectation that central banks will intervene to prevent a market correction. If so, the Fund is well positioned as small-cap dividend-paying stocks have historically outperformed when the Fed has cut interest rates. Our focus on quality dividend-paying stocks that are attractively valued has served shareholders well in periods of heightened uncertainty such as this, and we expect it will continue to do so in the future.

Stock Performance (for the six months ended 6/30/19)

5 Highest	Average Weight	Contribution to Return	5 Lowest	Average Weight	Contribution to Return
Ensign Group, Inc.	2.86%	1.14%	Greenbrier Companies, Inc.	0.53%	-0.17%
Radian Group, Inc.	2.58	0.96	TiVo Corp.	1.85	-0.18
TTEC Holdings, Inc.	1.63	0.89	Range Resources Corp.	1.11	-0.25
CVR Energy, Inc.	1.52	0.66	American Eagle Outfitters, Inc.	1.56	-0.35
Washington Federal, Inc.	2.07	0.61	Caleres, Inc.	0.89	-0.42

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 32 for a description of the methodology used to construct this table.

Semi-Annual Report | June 30, 2019 |	5

Segall Bryant & Hamill Small Cap Growth Fund	Fund Overview
June 30, 2019 (Unaudited)

Fund Strategy

Investing in a diversified portfolio of equity securities of primarily small-sized companies with growth potential.

Fund Management

Brian C. Fitzsimons, CFA Portfolio Manager
Mitch S. Begun, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 31.

Average Annual Total Returns

	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTSGX)	22.76%	8.65%	21.25%	10.94%	—	10.54%	12/20/2013
Institutional Class (WISGX)	22.78%	8.96%	21.45%	11.26%	—	10.84%	12/20/2013
Russell 2000® Growth Index	20.36%	-0.49%	14.69%	8.63%	—	8.53%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.49%, Net: 1.14%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.35%, Net: 0.99%

Sector Allocation (as of 6/30/19)

Information Technology	25.5%
Health Care	22.7%
Industrials	13.9%
Financials	10.7%
Consumer Discretionary	9.7%
Communication Services	4.7%
Materials	3.3%
Consumer Staples	2.6%
Real Estate	1.7%
Energy	1.5%

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 6/30/19)

Bright Horizons Family Solutions, Inc.	2.5%
EPAM Systems, Inc.	2.4%
Hexcel Corp.	2.3%
Everbridge, Inc.	2.2%
Envestnet, Inc.	2.2%
Generac Holdings, Inc.	2.2%
Goosehead Insurance, Inc. - Class A	2.1%
Grand Canyon Education, Inc.	2.1%
Catalent, Inc.	2.0%
MAXIMUS, Inc.	1.9%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Segall Bryant & Hamill acquired Denver Investment Advisors LLC on April 30, 2018. Prior to this date, management of the Small Cap Growth Fund was performed by the portfolio managers at Denver Investment Advisors LLC.

Performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

From May 1, 2019 until at least April 30, 2020, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.14% and 0.99% for the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to April 30, 2020 without the approval of the Board of Trustees.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

6	| www.sbhfunds.com

Segall Bryant & Hamill Small Cap Growth Fund	Fund Overview
June 30, 2019 (Unaudited)

Manager Commentary

Market Overview

For the first half of 2019, the Russell 2000® Growth Index returned 20.36%, bouncing back from 2018’s decline of 9.31%, its worst calendar year performance since 2008. Despite escalating trade wars, a volatile interest rate environment, and what appears to be a slowing economy, the equity markets have remained remarkably resilient this year.

Fund Performance

For the first half of 2019, the Segall Bryant & Hamill Small Cap Growth Fund returned 22.76% (Retail Class) compared to 20.36% for its benchmark, the Russell 2000® Growth Index.

Key Contributors to Return

The three sectors that contributed most to the Fund’s performance relative to its benchmark during the first half of the year were Financials, Information Technology, and Consumer Discretionary. Array BioPharma, Inc. (ARRY), a biotechnology company developing products for various cancers, was the Fund’s best performing stock in the first half after Pfizer announced its intention to acquire the company. Goosehead Insurance, Inc. (GSHD), a leading independent insurance agency platform, was also a significant contributor in the period as it continued to experience strong growth in its franchise and individual channels. The opportunity for disruption in this industry remains large and Goosehead has developed a differentiated platform for its agents by separating the sales and service function and executing well on both. We remain optimistic about the company’s future agent growth and cash flow generation prospects. EPAM Systems, Inc. (EPAM), a leader in outsourced software development services, was also a top contributor. The stock was rewarded after reporting consistently strong quarterly results, with sales growth above 20% year-over-year and strong profitability. We believe the company remains well positioned to continue this growth given its leadership in helping companies develop next-generation digital technologies.

Key Detractors from Return

The three sectors that detracted most from the Fund’s performance relative to its benchmark during the first half of the year were Industrials, Communication Services, and Energy. The Fund’s worst performing stock in the first half was Inogen, Inc. (INGN), a medical technology provider of portable oxygen concentrators, as one of its large customers slowed orders after several quarters of strength. We expect continued strong demand for Inogen’s portable oxygen concentrators as home medical equipment providers convert more of their geographies away from the traditional oxygen tank delivery model. Healthcare Services Group, Inc (HCSG)., a housekeeping and dietary services provider for the health care industry, underperformed due to concerns over customer financial health. The company announced that it has restructured some customer contracts to minimize payment risk given financial concerns within a few of its skilled nursing facility operators. While this is a short-term headwind, we believe the longer-term growth opportunity remains solid. Eventbrite, Inc. (EB), a global ticketing and event technology platform provider, was a significant detractor in the period. The company has struggled to integrate the acquired Ticketfly customers onto the Eventbrite platform causing a material reduction in growth estimates. We believe the integration issues will prove to be temporary and ultimately the company has the potential for significant long-term growth, given its position as a ticketing leader in a massive, global addressable market.

Outlook and Positioning

As of the end of the first half of 2019, the Fund was overweight primarily in the Information Technology and Financials sectors and underweight primarily in the Consumer Discretionary and Industrials sectors.

The biotechnology industry now represents nearly 14% of the Russell 2000® Growth Index, the highest weighting on record. Very few companies in the small-cap biotechnology space are currently generating consistent growth and cash flows, much less have approved products in the marketplace. We believe there are significantly better investment opportunities outside of biotechnology that are generating consistent cash flows today. As such, we have a material underweight in the industry.

Conversely, our overweight positioning in the Information Technology sector is largely balanced across software, services and chip companies and reflects our conviction in the relative strength of the business models we see in these industries. Within software, the cloud has enabled a robust delivery platform for mission-critical applications driving a shift to highly visible, recurring revenue streams with significant scale. The semiconductor industry has consolidated materially in recent years, reflecting a more mature industry with higher, stable profit margins that still provides access to growth opportunities driven by next-generation computing technologies. Finally, in services, companies are increasingly outsourcing the development of high value, consumer-facing applications, driving deeply embedded and sticky relationships with these technology providers--a stark contrast to traditional outsourcing models whereby legacy applications and processes are outsourced to lower costs. Moving forward, we will continue to focus on finding companies that we believe can generate consistent growth and cash flows over time as leaders in their respective industries.

Stock Performance (for the six months ended 6/30/19)

5 Highest	Average Weight	Contribution to Return	5 Lowest	Average Weight	Contribution to Return
Array BioPharma, Inc.	1.06%	1.58%	Livent Corp.	0.30%	-0.26%
EPAM Systems, Inc.	2.38	1.10	Healthcare Services Group, Inc.	1.11	-0.27
Globant SA	1.58	1.06	LivaNova PLC	1.25	-0.29
Goosehead Insurance, Inc.	1.37	1.05	Eventbrite, Inc.	0.98	-0.50
Everbridge, Inc.	1.93	0.88	Inogen, Inc.	1.06	-0.53

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 32 for a description of the methodology used to construct this table.

Semi-Annual Report | June 30, 2019 |	7

Segall Bryant & Hamill Smid Cap Value Dividend Fund	Fund Overview
June 30, 2019 (Unaudited)

Fund Strategy

Investing in small- and medium-sized, dividend-paying companies whose stocks appear to be undervalued.

Fund Management

Derek R. Anguilm, CFA Portfolio Manager	Lisa Z. Ramirez, CFA Portfolio Manager
Mark M. Adelmann, CFA, CPA Portfolio Manager	Alex A. Ruehle, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 31.

Average Annual Total Returns

	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTSDX)	17.16%	-0.60%	—	—	—	0.68%	12/16/16
Institutional Class (WISDX)	17.38%	-0.38%	—	—	—	0.85%	12/16/16
Russell 2500™ Value Index	15.26%	-1.92%	—	—	—	4.32%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 8.52%, Net: 1.05%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 8.55%, Net: 0.90%

Sector Allocation (as of 6/30/19)

Financials	23.7%
Real Estate	16.2%
Industrials	13.5%
Consumer Discretionary	8.3%
Information Technology	8.3%
Utilities	7.7%
Energy	5.9%
Health Care	5.5%
Materials	4.6%
Communication Services	3.3%
Consumer Staples	1.8%

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 6/30/19)

TTEC Holdings, Inc.	2.9%
Sun Communities, Inc.	2.5%
Oshkosh Corp.	2.4%
Ensign Group, Inc. (The)	2.2%
Kansas City Southern	2.2%
Primoris Services Corp.	2.1%
Independent Bank Corp.	2.1%
InterDigital, Inc.	2.1%
Axis Capital Holdings, Ltd.	2.1%
Investors Bancorp, Inc.	2.1%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Segall Bryant & Hamill acquired Denver Investment Advisors LLC on April 30, 2018. Prior to this date, management of the Smid Cap Value Dividend Fund was performed by the portfolio managers at Denver Investment Advisors LLC.

Performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

From May 1, 2019 until at least April 30, 2020, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.05% and 0.90% for the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to April 30, 2020 without the approval of the Board of Trustees.

Investing in small- and mid-cap funds generally will be more volatile and loss of principal could be greater than investing in large-cap funds.

Dividends are not guaranteed. A company’s future abilities to pay dividends may be limited and a company may cease paying dividends at any time.

8	| www.sbhfunds.com

Segall Bryant & Hamill Smid Cap Value Dividend Fund	Fund Overview
June 30, 2019 (Unaudited)

Manager Commentary

Market Review

The market’s roller-coaster ride in the first quarter of 2019 continued into the second quarter, with small- and mid-capitalization value stocks struggling and failing to reach the peak experienced last August. The severe market pullback in the fourth quarter of 2018 on concerns regarding the slowing global economy, the Federal Reserve Bank’s (Fed) interest rate tightening policy and heightened trade tensions gave way to a strong, policy-driven rebound earlier this year. The Fed indicated that the interest rate tightening cycle was over and there appeared to be progress toward a positive outcome in trade negotiations with China. This strong performance occurred despite slowing earnings growth and a slowing global economy. Fast forward to second quarter and we continued to see a struggle between policy and the economy. The market rallied on expectations for rate cuts by the Fed despite weak earnings growth and a slowing global economy.

Fund Performance

The Segall Bryant & Hamill Smid Cap Value Dividend Fund returned 17.16% (Retail Class) for the first half of 2019 versus a return of 15.26% for its benchmark, the Russell 2500™ Value Index. Over this period, the market favored companies with defensive attributes such as dividend payers, low leverage and larger market capitalizations. Valuation remained out of favor as investors were willing to pay up for these defensive attributes.

Key Contributors to Return

The Fund’s performance was driven by stock selection during the first half of the year which is typical due to our sector sensitivity. The sectors that contributed most to relative results were Financials, Real Estate and Consumer Discretionary. The strongest absolute contributor was TTEC Holdings, Inc. (TTEC), a technology and service company that is successfully transitioning from a call center operator into a digital, cloud and customer acquisition focused company. The strong performance was driven by better than expected sales and profit growth guidance. Energy holding, CVR Energy, Inc. (CVI), an inland refiner of U.S. shale oil, was another strong absolute contributor in the first half. CVI’s asset position in the midcontinent gives it privileged access to growing U.S. and Canadian oil production before competitors, and the advantage has been evident in attractive benchmark margins on Canadian and Oklahoma crude processed into gasoline and diesel. The company ran its assets well to capture those margins. CVI’s activist investor has announced an intention to sell its refineries and crude gathering operations, which further supported the stock.

Key Detractors from Return

Offsetting the strength in these sectors was weakness in the Information Technology and Materials sectors. Utility holding Vistra Energy Corp. (VST), a gas and coal fired power generator that operates in Texas and the Northeast, was among the biggest absolute detractors this year. The stock weakness was caused by worsening sentiment for merchant power producers, driven by a pullback in power price futures. We believe this is an overreaction as VST’s integrated downstream retail network, risk management and hedging practices help shield financial performance from power price volatility. In addition, the company continues to grow its retail customer base and return high free cash yields back to shareholders. Consumer Discretionary holding American Eagle Outfitters, Inc. (AEO), a retailer of apparel and accessories for men and women, was among the biggest detractors from the Fund’s year-to-date return, despite reporting strong results across both the American Eagle and Aerie brands. The stock retreated in reaction to slightly lower second quarter guidance as the company anticipated a more promotional environment, a result of weak first quarter performance by competitors. The more significant pressure on retail stocks overall came from an acceleration in trade tensions, specifically the threat of another tranche of tariffs on Chinese imports. AEO sources roughly 30% of revenues from China and the company has been working to mitigate the impact of tariffs. We believe AEO will be able to offset a large amount of the potential tariffs relative to peers through price increases as the momentum in the business indicates desirable brands and strong consumer demand.

Outlook and Positioning

The market has struggled to make progress since the fall of last year as slowing growth, heightened trade tensions and an extended economic cycle have kept a lid on earnings growth and multiple expansion. The first half of the year ended on a high note, driven by the expectation that central banks will intervene to prevent a market correction. If so, the Fund is well positioned as small- and mid-cap dividend-paying stocks have historically outperformed when the Fed has cut interest rates. Our focus on quality dividend-paying stocks that are attractively valued has served shareholders well in periods of heightened uncertainty such as this, and we expect it will continue to do so in the future.

Stock Performance (for the six months ended 6/30/19)

5 Highest	Average Weight	Contribution to Return	5 Lowest	Average Weight	Contribution to Return
TTEC Holdings, Inc.	2.33%	1.28%	Six Flags Entertainment Corp.	1.77%	-0.15%
Radian Group, Inc.	2.64	1.05	American Eagle Outfitters, Inc.	0.93	-0.18
Oshkosh Corp.	2.60	1.02	John Wiley & Sons, Inc.	0.91	-0.18
CAE, Inc.	1.85	0.76	Vistra Energy Corp.	1.27	-0.20
CVR Energy, Inc.	1.71	0.76	Huntsman Corp.	0.48	-0.22

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 32 for a description of the methodology used to construct this table.

Semi-Annual Report | June 30, 2019 |	9

Segall Bryant & Hamill Mid Cap Value Dividend Fund	Fund Overview
June 30, 2019 (Unaudited)

Fund Strategy

Investing in medium-sized, dividend-paying companies whose stocks appear to be undervalued.

Fund Management

Derek R. Anguilm, CFA Portfolio Manager	Lisa Z. Ramirez, CFA Portfolio Manager
Mark M. Adelmann, CFA, CPA Portfolio Manager	Alex A. Ruehle, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 31.

Average Annual Total Returns

	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTMCX)	16.78%	1.19%	6.25%	6.33%	11.94%	8.79%	10/1/1998
Institutional Class (WIMCX)	16.94%	1.38%	6.47%	6.47%	12.02%	8.82%	4/29/2016
Russell Midcap® Value Index	18.02%	3.68%	8.95%	6.72%	14.56%	9.99%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.09%, Net: 0.99%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 0.96%, Net: 0.84%

Sector Allocation (as of 6/30/19)

Financials	22.6%
Real Estate	14.9%
Utilities	11.2%
Consumer Discretionary	10.2%
Information Technology	9.9%
Health Care	7.9%
Industrials	7.7%
Communication Services	4.6%
Consumer Staples	3.4%
Materials	3.4%
Energy	2.4%

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 6/30/19)

Expedia Group, Inc.	3.0%
Southwest Gas Holdings, Inc.	2.7%
Grifols SA - ADR	2.7%
Viacom, Inc. - Class B	2.5%
Kansas City Southern	2.4%
Enerplus Corp.	2.4%
Quest Diagonostics, Inc.	2.4%
Sun Communities, Inc.	2.4%
Invitation Homes, Inc.	2.3%
Six Flags Entertainment Corp.	2.2%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Segall Bryant & Hamill acquired Denver Investment Advisors LLC on April 30, 2018. Prior to this date, management of the Mid Cap Value Dividend Fund was performed by the portfolio managers at Denver Investment Advisors LLC.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the Institutional Class shares prior to their inception is based on the performance of the Retail Class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

From May 1, 2019 until at least April 30, 2020, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.99% and 0.84% for the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to April 30, 2020 without the approval of the Board of Trustees.

Investing in mid-cap funds generally will be more volatile and loss of principal could be greater than investing in large-cap funds.

Dividends are not guaranteed. A company’s future abilities to pay dividends may be limited and a company may cease paying dividends at any time.

10	| www.sbhfunds.com

Segall Bryant & Hamill Mid Cap Value Dividend Fund	Fund Overview
June 30, 2019 (Unaudited)

Manager Commentary

Market Review

The market’s roller-coaster ride in the first quarter of 2019 continued into the second quarter, with mid-capitalization value stocks struggling and failing to reach the peak experienced last August. The severe market pullback in the fourth quarter of 2018 on concerns regarding the slowing global economy, the Federal Reserve Bank’s (Fed) interest rate tightening policy and heightened trade tensions gave way to a strong, policy-driven rebound earlier this year. The Fed indicated that the interest rate tightening cycle was over and there appeared to be progress toward a positive outcome in trade negotiations with China. This strong performance occurred despite slowing earnings growth and a slowing global economy. Fast forward to the second quarter and we continued to see a struggle between policy and the economy. The market rallied on expectations for rate cuts by the Fed despite weak earnings growth and a slowing global economy.

Fund Performance

The Segall Bryant & Hamill Mid Cap Value Dividend Fund returned 16.78% (Retail Class) for the first half of 2019 versus a return of 18.02% for its benchmark, the Russell Midcap® Value Index. Stocks with faster growth and less volatile earnings outperformed and, with investors willing to pay up for these attributes, valuation remained out of favor. Non-dividend payers also outperformed dividend payers. Despite these headwinds, we were pleased to participate meaningfully in the market’s recovery this year.

Key Contributors to Return

The Fund’s performance during the first half of the year was driven by stock selection, which is typical due to our sector sensitivity. The sectors that contributed most to relative results were Financials, Real Estate and Consumer Discretionary. A top absolute contributor in the Financials sector was Navient Corp. (NAVI), a loan servicer for the Department of Education and other government entities. The stock reacted positively to strong growth, improved profitability and a positive forward outlook. Genpact, Ltd. (G), a business process outsourcing solutions provider, was a top absolute contributor year to date after reporting sales and earnings. Guidance was also encouraging, as the company’s pipeline of deals is increasing and it is converting those prospects into customers. We remain encouraged about the long-term prospects for Genpact, as there is a large amount of business that is still to be outsourced to help companies become more efficient in their back office. Finally, Genpact continues to buy back shares at attractive prices and grow its dividend.

Key Detractors from Return

Offsetting the strength in these sectors was weakness in the Information Technology, Energy and Materials sectors. Energy holding Range Resources Corp. (RRC), a natural gas focused exploration and production company operating primarily in Pennsylvania in the Marcellus shale, suffered this year despite strong operational performance as a weak natural gas price environment, driven by global macro-economic fears, pressured energy stocks. Additionally, frustration that the company has yet to sell portions of its acreage to reduce the leverage on the balance sheet also weighed on the share price. Utility holding Vistra Energy Corp. (VST), a gas and coal fired power generator that operates in Texas and the Northeast, was also among the biggest absolute detractors this year. The stock weakness was caused by worsening sentiment for merchant power producers, driven by a pullback in power price futures. We believe this is an overreaction as VST’s integrated downstream retail network, risk management and hedging practices help shield financial performance from power price volatility. In addition, the company continues to grow its retail customer base and return high free cash yields back to shareholders.

Outlook and Positioning

The market has struggled to make progress since the fall of last year as slowing growth, heightened trade tensions and an extended economic cycle have kept a lid on earnings growth. The first half of the year ended on a high note, driven by the expectation that central banks will intervene to prevent a market correction. If so, the Fund is well positioned as mid-cap dividend-paying stocks have historically outperformed when the Fed has cut interest rates. Our focus on quality dividend-paying stocks that are attractively valued has served shareholders well in periods of heightened uncertainty such as this, and we expect it will continue to do so in the future.

Stock Performance (for the six months ended 6/30/19)

5 Highest	Average Weight	Contribution to Return	5 Lowest	Average Weight	Contribution to Return
Genpact, Ltd.	2.33%	0.94%	Lamb Weston Holdings, Inc.	1.07%	-0.20%
Radian Group, Inc.	2.00	0.86	Vistra Energy Corp.	1.74	-0.21
Kansas City Southern	2.78	0.81	Huntsman Corp.	0.91	-0.28
Oshkosh Corp.	2.08	0.76	Mosaic Co.	1.23	-0.33
Navient Corp.	1.22	0.72	Range Resources Corp.	1.57	-0.34

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 32 for a description of the methodology used to construct this table.

Semi-Annual Report | June 30, 2019 |	11

Segall Bryant & Hamill Workplace Equality Fund	Fund Overview
June 30, 2019 (Unaudited)

Fund Strategy

Investing in large, well-established, dividend-paying domestic companies.

Fund Management

Alex A. Ruehle, CFA Portfolio Manager	Lisa Z. Ramirez, CFA Portfolio Manager
Derek R. Anguilm, CFA Portfolio Manager	John N. Roberts, Esq. Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 31.

Average Annual Total Returns

	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WEQRX)	19.54%	18.79%	12.58%	8.54%	13.04%	8.98%	6/1/1988
Institutional Class (WEQIX)	19.68%	18.96%	12.84%	8.79%	13.25%	9.06%	9/28/2007
Russell 1000® Index	18.84%	10.02%	14.15%	10.45%	14.77%	10.53%
Segall Bryant & Hamill Large-Cap Dividend Custom Index	18.84%	10.02%	13.31%	10.63%	14.85%	10.15%
Russell 1000® Growth Index	21.49%	11.56%	18.07%	13.39%	16.28%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.87%, Net: 0.89%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.83%, Net: 0.74%

Sector Allocation (as of 6/30/19)

Information Technology	16.7%
Financials	15.3%
Health Care	14.7%
Consumer Discretionary	11.9%
Industrials	11.9%
Consumer Staples	6.7%
Utilities	5.6%
Energy	5.4%
Communication Services	4.0%
Materials	2.6%
Real Estate	2.0%

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 6/30/19)

Lockheed Martin Corp.	3.1%
Oracle Corp.	3.0%
Yum! Brands, Inc.	3.0%
T. Rowe Price Group, Inc.	3.0%
Chevron Corp.	2.9%
American Electric Power Co., Inc.	2.9%
U.S. Bancorp	2.9%
CSX Corp.	2.8%
Pfizer, Inc.	2.8%
Gilead Sciences, Inc.	2.8%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Segall Bryant & Hamill acquired Denver Investment Advisors LLC on April 30, 2018. Prior to this date, management of the Workplace Equality Fund was performed by the portfolio managers at Denver Investment Advisors LLC.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the Institutional Class shares prior to their inception is based on the performance of the Retail Class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

From May 1, 2019 until at least April 30, 2020, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.89% and 0.74% for the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to April 30, 2020 without the approval of the Board of Trustees.

Dividends are not guaranteed. A company’s future abilities to pay dividends may be limited and a company may cease paying dividends at any time.

12	| www.sbhfunds.com

Segall Bryant & Hamill Workplace Equality Fund	Fund Overview
June 30, 2019 (Unaudited)

Manager Commentary

Market Overview

U.S. markets delivered an uplift in a volatile first half of 2019, weighing rising trade tensions against the prospects of central bank support. In the first quarter, markets responded positively to the Fed backing away from rate normalization, and in the second quarter further policy communication outweighed wavering economic indicators and trade brinksmanship with China and Mexico. Historically higher valuation spreads of stability over cyclicality indicated investor caution, particularly in more cyclical sectors.

Fund Performance

The Segall Bryant & Hamill Workplace Equality Fund posted a return of 19.54% (Retail Class) for the first half versus 18.84% for its benchmark, the Russell 1000® Index. The broad-based, low volatility rally in the first quarter presented a mild headwind to our strategy, while our “quality at a reasonable price” investment approach performed favorably in the somewhat more volatile and discriminating market we experienced in the second quarter. Our investment process emphasizes quality and dividend growth, and we aim to select business models with strong moats, consistent cash flows, and stocks with low share price volatility.

Key Contributors to Return

The Information Technology, Industrials and Consumer Staples sectors contributed positively to the Fund’s relative return in the first half. In Information Technology, Xilinx, Inc. (XLNX), a designer of programmable semiconductors, was the Fund’s top absolute contributor as it reported strong sales in China and Korea in what it sees as early days of global 5G spending. Also in Information Technology, QUALCOMM, Inc. (QCOM), a designer of communications technologies, contributed positively as the company announced a long-awaited settlement with key customer Apple Inc., locking in future intellectual property revenues and clearing litigation clouds. Industrials holding L3 Technologies (LLL), a defense technology company, was another top contributor, performing well on the long-awaited approvals and closing of its merger of equals with defense peer Harris Corp.

Key Detractors from Return

The Health Care, Energy and Materials sectors detracted from the Fund’s return relative to its benchmark in the first half. Biotechnology holding AbbVie, Inc. (ABBV) detracted from performance on an absolute basis on cautious long-term guidance for the company’s important Humira franchise and its bid for Allergan. Energy holding Marathon Petroleum, a handler and refiner of crude oil, underperformed on higher costs and an expansion project cancellation. Semiconductor holding NVIDIA Corp. (NVDA), a designer of graphics processors, underperformed on reporting inventory growth in its datacenter segment, undermining its more secular narrative.

Outlook and Positioning

The persistence of low inflation has given central banks latitude to engage in stimulatory policies. Market participants bid the S&P 500® Index to all-time highs reflecting an outlook for a robust economy and monetary support. This has historically been a rare combination, and risks remain that either the economy or the path of policy could diverge from bullish market expectations. Longer term, we suspect the trend toward unconventional stimulus may provide support to equity markets, with economic success determining sector and style leadership. Going forward, we continue to focus on dividend growth as a signal of management confidence in future cash flows across various economic scenarios and believe our approach to owning quality businesses at reasonable prices will continue to benefit Fund shareholders.

Stock Performance (for the six months ended 6/30/19)

5 Highest	Average Weight	Contribution to Return	5 Lowest	Average Weight	Contribution to Return
Xilinx, Inc.	2.35%	2.53%	Brinker International, Inc.	1.21%	-0.23%
QUALCOMM, Inc.	2.67	1.49	3M Co.	0.77	-0.23
L3 Technologies, Inc.	3.60	1.38	Marathon Petroleum Corp.	1.08	-0.28
General Mills, Inc.	3.38	1.29	NVIDIA Corp.	1.08	-0.43
Target Corp.	3.50	1.16	AbbVie, Inc.	2.86	-0.73

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 32 for a description of the methodology used to construct this table.

Semi-Annual Report | June 30, 2019 |	13

Segall Bryant & Hamill Fundamental International Small Cap Fund	Fund Overview
June 30, 2019 (Unaudited)

Fund Strategy

Investing in the stocks of small international companies that we believe are poised for growth.

Fund Management

John C. Fenley, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 31.

Average Annual Total Returns

	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTIFX)	32.28%	1.06%	11.21%	3.28%	10.64%	5.56%	12/15/1999
Institutional Class (WIIFX)	32.42%	1.17%	11.39%	3.39%	10.70%	5.59%	4/29/2016
MSCI ACWI ex USA Small Cap Index	11.60%	-5.94%	7.76%	2.77%	8.48%	6.55%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.48%, Net: 1.25%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.38%, Net: 1.10%

Sector Allocation (as of 6/30/19)

Information Technology	30.8%
Consumer Discretionary	20.9%
Communication Services	16.0%
Industrials	10.6%
Financials	9.6%
Consumer Staples	3.8%
Health Care	3.6%
Real Estate	0.6%

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 6/30/19)

Constellation Software, Inc.	5.3%
Keywords Studios PLC	5.1%
Webjet, Ltd.	4.7%
CANCOM SE	4.5%
Fortnox AB	4.3%
Boyd Group Income Fund	3.5%
ZIGExN Co., Ltd.	3.4%
LIFULL Co., Ltd.	3.0%
Fu Shou Yuan International Group, Ltd.	2.9%
Yihai International Holding, Ltd.	2.9%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Segall Bryant & Hamill acquired Denver Investment Advisors LLC on April 30, 2018. Prior to this date, management of the Fundamental International Small Cap Fund was performed by the portfolio managers at Denver Investment Advisors LLC.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the Institutional Class shares prior to their inception is based on the performance of the Retail Class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

From May 1, 2019 until at least April 30, 2020, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.25% and 1.10% for the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to April 30, 2020 without the approval of the Board of Trustees.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

14	| www.sbhfunds.com

Segall Bryant & Hamill Fundamental International Small Cap Fund	Fund Overview
June 30, 2019 (Unaudited)

Manager Commentary

Market Overview

Following a sell-off at the end of 2018, markets rebounded in early 2019 but experienced more turbulence during the second quarter. The U.S. market resumed its upward climb on the basis of sustained economic strength and an accommodative U.S. Federal Reserve. The “tit for tat” that has characterized the U.S.-China trade war saw alternating periods of calm and escalation, with corresponding effects on global markets. Chinese equities rallied during the first half on the arrival of government stimulus but in the second quarter shed some of the first quarter’s gains due to renewed worries about trade talks with the U.S. Japanese markets achieved a mild positive trajectory as economic growth was stable but sluggish. European equities also rose as fears surrounding politico-economic volatility, including Brexit and the Italian bond crisis, moderated while the European Central Bank and the Bank of England maintained a dovish stance (generally focused on maintaining lower interest rates rather than controlling inflation). Emerging markets ex-China recovered from a difficult end to 2018 but continued to see significant volatility around the world, including mixed economic results in India and political tensions in Turkey.

Fund Performance

The Segall Bryant & Hamill Fundamental International Small Cap Fund returned 32.28% (Retail Class) for the first half of 2019, compared to the 11.60% return posted by its benchmark, the MSCI ACWI ex USA Small Cap Index.

Stock selection in China, Sweden, and Japan contributed to the Fund’s outperformance relative to its benchmark while selection in South Korea detracted from relative results.

Key Contributors to Return

Fortnox AB, a provider of enterprise resource planning software based in Sweden, was the greatest absolute contributor to return during the first half of the year. Revenue increased 39% in the first quarter, with the company adding 16,000 new customers during the quarter and continuing to grow average monthly revenue per customer. We continue to have a positive outlook for Fortnox due to its long growth runway, recurring revenue business model, and loyal customers.

Hong Kong-traded Yihai International Holding, Ltd. continued to be a strong contributor during the first half of the year. Yihai is the sole condiment manufacturer for the rapidly growing hot pot chain Haidilao and also sells retail products under the Haidilao brand. Haidilao is in the middle of a long-term expansion phase while Yihai’s recently launched products, including instant hot pot meals, have been well received by consumers. During the second half of 2018, Yihai reported year-on-year revenue growth of 60% and operating income growth of 58%.

Key Detractors from Return

Japan-based LIFULL Co., Ltd. was the Fund’s most significant absolute detractor during the first half of the year. LIFULL, which operates online property portals and search websites for other verticals, recently completed its acquisition of Mitula, an Australian online classifieds aggregator. Concerns regarding weakness in LIFULL’s domestic homes business, a weakening Japanese real estate market, and an earnings miss in the first half pressured the stock price. It remains our view that LIFULL is working through several one-off issues and increased expenses, and that the long-term outlook for free cash flow growth is attractive.

Another detractor during the first half was Citadel Group, Ltd., a provider of enterprise software and solutions based in Australia. Citadel released a trading update in May flagging project delays and revised prior revenue and EBITDA guidance, leading to a stock price decline. This news came at a time when Citadel is shifting its focus from consulting and managed services to software as a service (SaaS), which has reduced margins in the short term. Management shared its perspective that the company’s medium- and long-term outlook remain strong. We are monitoring performance closely.

Outlook and Positioning

Global investors continue to face significant uncertainty, including concerns over the longevity of U.S. growth, the U.S.-China trade war, protracted economic weakness in Europe, Brexit, and a new VAT (value-added tax) in Japan. We believe our focus on holdings with reasonable valuations supported by strong fundamentals such as high cash generation and low indebtedness will position the Fund well for the future.

Stock Performance (for the six months ended 6/30/19)

5 Highest	Average Weight	Contribution to Return	5 Lowest	Average Weight	Contribution to Return
Fortnox AB	4.26%	3.41%	TATERU, Inc.	0.37%	-0.20%
Yihai International Holding, Ltd.	3.67	3.32	Arcland Service Co., Ltd.	1.49	-0.24
Keywords Studios PLC	5.36	3.30	Amaysim Australia Ltd.	2.53	-0.53
Appen, Ltd.	2.71	2.84	Citadel Group, Ltd.	1.73	-0.63
CANCOM SE	4.94	2.73	LIFULL Co., Ltd.	3.26	-1.50

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 32 for a description of the methodology used to construct this table.

Semi-Annual Report | June 30, 2019 |	15

Segall Bryant & Hamill Global Large Cap Fund	Fund Overview
June 30, 2019 (Unaudited)

Fund Strategy

Investing in large, well-established, dividend-paying companies both in the United States and in developed foreign markets.

Fund Management

Alex A. Ruehle, CFA Portfolio Manager	Lisa Z. Ramirez, CFA Portfolio Manager
Derek R. Anguilm, CFA Portfolio Manager	Robbie A. Steiner, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 31.

Average Annual Total Returns

	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTMVX)	14.89%	10.65%	8.87%	6.06%	10.07%	8.45%	6/1/1988
Institutional Class (WIMVX)	15.02%	10.84%	9.04%	6.22%	10.24%	8.52%	9/28/2007
MSCI World Index	16.98%	6.33%	11.77%	6.60%	10.72%	7.12%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.09%, Net: 0.89%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.02%, Net: 0.74%

Sector Allocation (as of 6/30/19)

Financials	16.8%
Consumer Staples	15.5%
Consumer Discretionary	15.0%
Industrials	13.1%
Information Technology	12.0%
Health Care	10.1%
Energy	6.8%
Communication Services	3.2%
Materials	3.1%
Utilities	3.1%

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 6/30/19)

Broadridge Financial Solutions, Inc.	4.2%
Sage Group PLC (The)	4.2%
Kimberly-Clark Corp.	4.1%
Walmart, Inc.	4.0%
Helvetia Holdings AG	3.8%
Lockheed Martin Corp.	3.7%
Roche Holdings AG	3.7%
RELX PLC	3.7%
Novartis AG ADR	3.7%
Chubb, Ltd.	3.6%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Segall Bryant & Hamill acquired Denver Investment Advisors LLC on April 30, 2018. Prior to this date, management of the Global Large Cap Fund was performed by the portfolio managers at Denver Investment Advisors LLC.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the Institutional Class shares prior to their inception is based on the performance of the Retail Class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

From May 1, 2019 until at least April 30, 2020, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.89% and 0.74% for the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to April 30, 2020 without the approval of the Board of Trustees.

Investments in foreign companies are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility.

Dividends are not guaranteed. A company’s future abilities to pay dividends may be limited and a company may cease paying dividends at any time.

16	| www.sbhfunds.com

Segall Bryant & Hamill Global Large Cap Fund	Fund Overview
June 30, 2019 (Unaudited)

Manager Commentary

Market Overview

World markets delivered an uplift in a volatile first half of 2019, weighing rising trade tensions against the prospects of global central bank support. In the first quarter, markets responded positively to central banks backing away from rate normalization, and in the second quarter further policy communication outweighed deteriorating global economic indicators and U.S. trade brinksmanship. Historically high valuation spreads of stability over cyclicality indicated investor caution, particularly in Europe and Japan. The MSCI World ex USA Index returned 11.38% in the first half, while the S&P 500® Index returned 18.54%.

Fund Performance

The Segall Bryant & Hamill Global Large Cap Fund posted a return of 14.89% (Retail Class) in the first half of the year versus 16.98% for its benchmark, the MSCI World Index. A broad-based, low volatility rally presented a headwind to our strategy in the first quarter while our “quality at a reasonable price” investment approach performed favorably in the volatile, more discriminating markets in the second quarter. Our investment process emphasizes valuation, quality and dividend growth, and we aim to select business models with strong moats, consistent cash flows, and stocks with low share price volatility.

Contributors to Return

The Materials, Industrials, and Information Technology sectors contributed positively to the Fund’s relative return in the first half. Within the Materials sector, Koninklijke DSM NV (DSM-AMS), a Netherlands-based manufacturer of nutritional and pharmaceutical ingredients, was a strong absolute contributor to Fund performance as the company continued its five-year turnaround and market sentiment rebounded for high performing chemical companies. QUALCOMM Corp. (QCOM-US), an American designer of communications technologies, contributed positively as the company announced a long-awaited settlement with key customer Apple Inc., locking in future intellectual property revenues and clearing litigation clouds. Sage Group PLC (SGE-LON), a British provider of accounting and payroll software, was also a strong absolute contributor as a new management team stabilized prospects with new cloud and tax compliance offerings.

Detractors from Return

The Consumer Discretionary, Energy and Health Care sectors detracted from returns relative to the Fund’s benchmark in the first half. Biotechnology holding AbbVie, Inc. (ABBV-US) was a top absolute detractor from performance due to cautious long-term guidance on the company’s important Humira franchise and its bid for Allergan. Pharmaceutical holding Bayer AG (BAYN-ETR) was also a significant detractor, as the company continued to defend against claims that its crop protection product glyphosate caused cancer in people who had prolonged direct exposure to it. Energy holding Marathon Petroleum Corp. (MPC-US), an American handler and refiner of crude oil, underperformed on higher costs and an expansion project cancellation.

Outlook and Positioning

The persistence of low inflation has given central banks latitude to engage in stimulatory policies. Market participants, particularly in the U.S., bid the S&P 500® Index to all-time highs reflecting an outlook for a robust economy and monetary support. This has historically been a rare combination, and risks remain that either the economy or the path of policy could diverge from bullish market expectations. Longer term, we suspect the trend toward unconventional stimulus may provide support to equity markets, with economic success determining style leadership across geographies. Going forward, we continue to focus on dividend growth as a signal of management confidence in future cash flows across various economic scenarios and believe our approach to owning quality businesses at reasonable prices will continue to benefit Fund shareholders.

Stock Performance (for the six months ended 6/30/19)

5 Highest	Average Weight	Contribution to Return	5 Lowest	Average Weight	Contribution to Return
Koninklijke DSM NV	3.41%	1.59%	Valeo SA	1.15%	-0.13%
Sage Group PLC	3.86	1.26	Bayer AG	2.24	-0.17
Broadridge Financial Solutions, Inc.	3.83	1.19	Marathon Petroleum Corp.	1.17	-0.31
QUALCOMM, Inc.	2.43	1.12	Charles Schwab Corp.	1.30	-0.42
Nestlé SA	3.13	0.92	AbbVie, Inc.	3.16	-0.75

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 32 for a description of the methodology used to construct this table.

Semi-Annual Report | June 30, 2019 |	17

Segall Bryant & Hamill Short Term Plus Fund	Fund Overview
June 30, 2019 (Unaudited)

Fund Strategy

A fixed-income fund focusing primarily on investment quality bonds of short maturities.

Fund Management

James D. Dadura, CFA Portfolio Manager
Gregory C. Hosbein, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 31.

Average Annual Total Returns

	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	30-Day SEC Yield	Inception Date
Retail Class (SBHPX)	2.22%	—	—	—	—	2.42%	2.40%	12/14/2018
Institutional Class (SBAPX)	2.25%	—	—	—	—	2.45%	2.40%	12/14/2018
Bloomberg Barclays U.S. Government/ Credit 1-3 Year Index	2.71%	—	—	—	—	3.24%	—

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 10.77%, Net: 0.49%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 10.61%, Net: 0.40%

Asset Allocation (as of 6/30/19)

Industrial	74.3%
Utility	8.4%
U.S. Treasury Bonds & Notes	4.9%
Municipal Bonds	2.4%
Asset Backed Securities	4.5%
Finance	3.6%

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Corporate Credit Exposure
(as of 6/30/19)

Continental Airlines, Inc.	2.5%
General Motors Financial Co., Inc.	2.5%
NextEra Energy Capital Holdings, Inc.	2.4%
U.S. Airways	2.2%
HCA, Inc.	2.1%
Masco Corp.	2.1%
Ball Corp.	2.0%
CNH Industrial Capital LLC	2.0%
Dominion Energy, Inc.	2.0%
Avery Dennison Corp.	2.0%

Percentages represent the Fund’s aggregate holdings in the same corporate issuer and its affiliates. Holdings are subject to change and may not reflect the current or future position of the Fund.

30-Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figures would have been -1.74% for the Retail Class and -1.74% for the Institutional Class.

Performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

From May 1, 2019 until at least April 30, 2020, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.49% and 0.40% for the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to April 30, 2020 without the approval of the Board of Trustees.

New Fund Risk: The Segall Bryant & Hamill Short Term Plus Fund was launched effective December 14, 2018. There can be no assurance that the Fund will grow to or maintain an economically viable size. There may be limited or no performance history for investors to evaluate.

Fixed Income Risks: Fixed income funds are subject to additional risk in that they may invest in high-yield/high-risk bonds and may be subject to greater levels of liquidity risk. Additionally, investing in bonds entails interest rate risk and credit risk.

18	| www.sbhfunds.com

Segall Bryant & Hamill Short Term Plus Fund	Fund Overview
June 30, 2019 (Unaudited)

Manager Commentary

Market Overview

During the first half of 2019, global bond yields dropped sharply with weaker economic data and dovish stances by global central banks to protect the current expansion. The Federal Reserve gave indications that lower short term interest rates are now imminent as its rate hiking cycle pauses before a new rate reduction cycle begins. The European Central Bank continued to promote its current easing policies as both growth and inflation have turned down in Europe. As a result of the global central banks’ actions, the amount of debt (primarily sovereign debt but also corporates) trading at prices that will produce negative returns to a buyer has grown to $13 trillion. This lack of available income made U.S. fixed income securities very attractive to global investors which drove very strong inflows into U.S. credit markets. The search for income was further reflected in tighter credit spreads for investment grade securities. In addition, and given uncertainties around trade wars, geo-political tensions, and market volatility, investors were looking for the safety of high-quality fixed income securities. Index returns were solidly positive driven by lower interest rates and very good performance from credit securities. Investment grade corporate bonds were the best performers with aggressive buying across all rating categories.

Fund Performance

The Segall Bryant & Hamill Short Term Plus Fund returned 2.22% (Retail Class) during the first six months of 2019 versus 2.71% for its benchmark, the Bloomberg Barclays U.S. Government/Credit 1-3 Year Index. The Fund benefited from its yield advantage over the benchmark, which was due to the Fund’s overweight in corporate bonds and underweight in U.S. Treasuries. The Fund’s underperformance was driven primarily by its shorter duration compared to the benchmark. The average duration of the Fund during the first six months of the year was 1.06 compared to 1.91 years for the benchmark. The Fund remains defensively positioned with 90% of the Fund’s securities having maturities under 2 years compared to just 60% of those in the benchmark.

Outlook and Positioning

The stock market seems to be projecting a much different outlook for the U.S. economy than the U.S. Treasury market as the inverted yield curve contrasts with the equity markets, which are approaching all-time highs. We believe these mixed signals will likely lead to an increase in volatility in the near future, providing the Fund an opportunity to acquire high quality issues at attractive valuations.

We have constructed the Fund with high quality securities from sectors and issuers we believe many investors have overlooked. We believe a rigorous bottom-up credit selection process and focus on fixed income market inefficiencies are particularly valuable at this point in the credit cycle. With the inversion of the Treasury yield curve, current opportunities to increase the overall yield of the Fund remain in high quality credits in the one- to two-year part of the yield curve.

Semi-Annual Report | June 30, 2019 |	19

Segall Bryant & Hamill Plus Bond Fund	Fund Overview
June 30, 2019 (Unaudited)

Fund Strategy

A fixed-income fund focusing on investment quality bonds of varying maturities.

Fund Management

Troy A. Johnson, CFA Portfolio Manager	Darren G. Hewitson, CFA Portfolio Manager
Kenneth A. Harris, CFA Portfolio Manager	Gregory M. Shea, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 31.

Average Annual Total Returns

	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	30-Day SEC Yield	Inception Date
Retail Class (WTIBX)	6.28%	7.37%	2.93%	3.21%	4.45%	5.95%	2.87%	12/14/18
Institutional Class (WIIBX)	6.38%	7.62%	3.12%	3.37%	4.61%	6.01%	3.02%	9/28/07
Bloomberg Barclays U.S. Aggregate Bond Index	6.11%	7.87%	2.31%	2.95%	3.90%	6.25%	—

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 0.67%, Net: 0.55%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 0.53%, Net: 0.40%

Asset Allocation (as of 6/30/19)

Mortgage-Backed Securities Passthrough	30.7%
Industrial	27.5%
Finance	12.1%
U.S. Treasury Bonds & Notes	11.3%
Municipal Bonds	8.2%
Utility	3.1%
Commercial Mortgage-Backed Securities	2.4%
Residential Mortgage-Backed Securities	2.1%
Asset Backed Securities	1.2%
Preferred Stocks	0.1%

Percentages are based on Total Net Assets.

Top Ten Corporate Credit Exposure
(as of 6/30/19)

First Tennessee Bank NA	1.2%
Capital One Financial Corp.	1.1%
Washington REIT	1.1%
Oncor Electronic Delivery Co.	1.0%
Boardwalk Pipelines LP	1.0%
West Fraser Timber Co., Ltd., 144A	1.0%
Cboe Global Markets, Inc.	1.0%
Amphenol Corp.	1.0%
PSEG Power LLC	1.0%
Harley-Davidson Financial Services, Inc., 144A	0.9%

Percentages represent the Fund’s aggregate holdings in the same corporate issuer and its affiliates. Holdings are subject to change and may not reflect the current or future position of the Fund.

30-Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figures would have been 2.73% for the Retail Class and 2.88% for the Institutional Class.

Segall Bryant & Hamill acquired Denver Investment Advisors LLC on April 30, 2018. Prior to this date, management of the Plus Bond Fund was performed by the portfolio managers at Denver Investment Advisors LLC.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the Institutional Class shares prior to their inception is based on the performance of the Retail Class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

From May 1, 2019 until at least April 30, 2020, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.55% and 0.40% for the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to April 30, 2020 without the approval of the Board of Trustees.

Segall Bryant & Hamill Plus Bond Fund may invest in high-yield/high-risk bonds which are subject to greater levels of liquidity risk. Additionally, investing in bonds entails interest rate risk and credit risk.

20	| www.sbhfunds.com

Segall Bryant & Hamill Plus Bond Fund	Fund Overview
June 30, 2019 (Unaudited)

Manager Commentary

Market Overview

During the first half of 2019, global bond yields dropped sharply with weaker economic data and dovish stances by global central banks to protect the current expansion. The Federal Reserve gave indications that lower short-term interest rates are now imminent as its rate hiking cycle pauses before a new rate reduction cycle begins. The European Central Bank continued to promote its current easing policies as both growth and inflation have turned down in Europe. As a result of the global central banks actions, the amount of debt trading at prices that will yield negative returns has grown to $13 trillion. This lack of available income made U.S. fixed income securities very attractive to global investors, which in turn drove very strong inflows into U.S. credit markets. The search for income was further reflected in tighter credit spreads for investment grade securities. In addition, and given uncertainties around trade wars, geo-political tensions, and market volatility, investors were looking for the safety of high quality fixed income securities. Index returns were solidly positive driven by lower interest rates and very good performance from credit securities. Investment grade corporate bonds were the best performers with aggressive buying across all rating categories.

Fund Performance

The Segall Bryant & Hamill Plus Bond Fund returned 6.28% (Retail Class) during the first six months of 2019 versus 6.11% for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. The Fund continued to benefit from its yield advantage, which was generated by an overweight to credit securities and an underweight to U.S. Treasures versus the benchmark. The general tightening of corporate credit spreads and the Fund’s modest exposure to the high yield market were beneficial to the Fund’s return, given the outperformance of corporate bonds. Exposure to longer maturity U.S. Treasuries was also beneficial to Fund performance relative to its benchmark as interest rates fell sharply. Relative performance was negatively impacted by our positioning with less interest rate risk than the benchmark as interest rates fell sharply.

Outlook and Positioning

The stock market seems to be projecting a much different outlook for the U.S. economy than the U.S. Treasury market as the inverted yield curve contrasts with the optimism of the equity markets, which hit all-time highs toward the end of the first half of 2019. The current environment of low interest rates and relatively tight credit spreads has allowed the Fund to rotate further into higher quality fixed income securities while maintaining its solid income advantage.

We aim to construct the Fund with high quality securities from sectors and issues that we believe many investors have overlooked. We believe a rigorous bottom-up credit selection process and focus on fixed income market inefficiencies is particularly valuable at this point in the credit cycle, when it is critically important to assess valuations and to differentiate creditworthiness and the long-term stability of each holding. Recognizing we are late in the credit cycle and increased volatility is likely to be with us for some time, we have increased our focus on quality and liquidity to mitigate any potential negative credit events and market dislocations that could adversely impact the Fund. The inverted yield curve provides better opportunity in shorter maturities. Therefore, we have reduced interest rate risk moderately by taking advantage of the higher yields in shorter maturities and reducing our exposure to lower yielding intermediate maturity bonds. The compensation for taking credit risk has declined further with the sharp rally in all non-Treasury bonds, which has us moderately reducing exposure to credit sensitive securities. Our risk controls and emphasis on down-side protection are designed so the Fund can meet our shareholders’ expectations for the role it plays as part of their fixed income allocation within a diversified portfolio.

Semi-Annual Report | June 30, 2019 |	21

Segall Bryant & Hamill Quality High Yield Fund	Fund Overview
June 30, 2019 (Unaudited)

Fund Strategy

A fixed-income fund investing in a wide variety of income-producing securities, primarily bonds and to a lesser extent convertible bonds, and equity securities.

Fund Management

Troy A. Johnson, CFA Portfolio Manager
Gregory M. Shea, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 31.

Average Annual Total Returns

	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	30-Day SEC Yield	Inception Date
Retail Class (WTLTX)	8.58%	7.33%	5.61%	4.69%	7.91%	7.25%	4.05%	6/1/1988
Institutional Class (WILTX)	8.56%	7.36%	5.83%	4.90%	8.07%	7.31%	4.26%	9/28/2007
Bloomberg Barclays U.S. Corporate High Yield Ba Index	10.51%	9.79%	6.65%	5.16%	8.85%	8.49%	—
Bloomberg Barclays U.S. Corporate High Yield Index	9.94%	7.48%	7.52%	4.70%	9.24%	8.10%	—

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 0.91%, Net: 0.85%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 0.79%, Net: 0.70%

Asset Allocation (as of 6/30/19)

Industrial	83.3%
Finance	9.1%
Commercial Mortgage-Backed Securities	3.4%
Utility	1.6%

Percentages are based on Total Net Assets.

Top Ten Corporate Credit Exposure
(as of 6/30/19)

Tennessee Gas Pipeline Co. LLC	3.1%
Range Resources Corp.	2.8%
Diamondback Energy, Inc.	2.6%
MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer, Inc.	2.6%
AmeriGas Partners LP/AmeriGas Financial Corp.	2.5%
Iron Mountain, Inc.	2.5%
Teleflex, Inc.	2.4%
MPT Operating Partnership LP/MPT Finance Corp.	2.4%
Speedway Motorsports, Inc.	2.2%
Meritor, Inc.	2.2%

Percentages represent the Fund’s aggregate holdings in the same corporate issuer and its affiliates. Holdings are subject to change and may not reflect the current or future position of the Fund.

30-Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figures would have been 3.94% for the Retail Class and 4.15% for the Institutional Class.

Segall Bryant & Hamill acquired Denver Investment Advisors LLC on April 30, 2018. Prior to this date, management of the Quality High Yield Fund was performed by the portfolio managers at Denver Investment Advisors LLC.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the Institutional Class shares prior to their inception is based on the performance of the Retail Class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

From May 1, 2019 until at least April 30, 2020, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.85% and 0.70% for the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to April 30, 2020 without the approval of the Board of Trustees.

Segall Bryant & Hamill Quality High Yield Fund may invest in high-yield/high-risk bonds which are subject to greater levels of liquidity risk. Additionally, investing in bonds entail interest rate risk and credit risk.

22	| www.sbhfunds.com

Segall Bryant & Hamill Quality High Yield Fund	Fund Overview
June 30, 2019 (Unaudited)

Manager Commentary

Market Overview

The high yield bond market, based on the Bloomberg Barclays U.S. Corporate High Yield Index, was up 9.94% year to date, its strongest first half performance since 2009. Market technicals remained strong and investor flows into the market were positive. In fact, flows into high yield mutual funds were positive for five out of the first six months of the year and high yield new issue volumes were up 10% year to date versus last year. While fundamentals within the high yield market remain relatively strong, we note that some metrics have started to show signs of weakening: issuer balance sheet improvement has stalled out and overall leverage metrics have risen quarter-over-quarter using first quarter financial results. The high yield default rate has also risen slightly during the first half from 1.96% at year end to 2.05% in June.

Fund Performance

The Segall Bryant & Hamill Quality High Yield Fund returned 8.58% (Retail Class) for the first half of the year compared to the 10.51% return for its benchmark, the Bloomberg Barclays U.S. Corporate High Yield Ba Index. The primary drivers of underperformance were the Fund’s underweight to the banking sector and longer duration high yield credit. Year to date, the banking sector and long duration high yield credit have outperformed the high yield market, returning 13.27% and nearly 15%, respectively. The Fund did not own any banking securities and was underweight by approximately 15% BB credit with a duration in excess of five years.

Outlook and Positioning

At the end of the first half, the option-adjusted spread on the market stood at +377 basis points, 149 basis points tighter compared to the start of the year. Current spreads (i.e., valuations) have continued their march tighter while credit risk has been on the rise. The compensation for the increased risk or spread pickup for going down in credit quality from low investment grade bonds into high yield is near historical lows. Against this backdrop, we continue to be defensively positioned. We believe the market is pricing in too much good news while the potential for increased future volatility is not being adequately considered.

We position the Fund with a longer-term investment orientation and an emphasis on higher quality high yield bonds. Our goal is to provide stable income with a focus on greater capital preservation and lower volatility than our high yield peers. Our process entails intensive credit analysis through which we evaluate yield versus risk through the business cycles. This process helps narrow down the universe and aids us in constructing the Fund with issuers that meet our quality standards. Most importantly, we believe this strategy is suitable over the long term for shareholders who want comparative yield from a high yield fund but who are also more sensitive to volatility and more focused on capital preservation.

Semi-Annual Report | June 30, 2019 |	23

Segall Bryant & Hamill Municipal Opportunities Fund	Fund Overview
June 30, 2019 (Unaudited)

Fund Strategy

A fixed income fund focusing primarily on investment-grade quality bonds of intermediate maturity which provide income exempt from federal taxation.

Fund Management

Kenneth A. Harris, CFA Portfolio Manager
Nicholas J. Foley Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 31.

Average Annual Total Returns

	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	30-Day SEC Yield	Inception Date
Retail Class (WTTAX)	4.67%	5.79%	—	—	—	6.25%	2.10%	12/16/2016
Institutional Class (WITAX)	4.67%	5.86%	—	—	—	6.40%	2.25%	12/16/2016
Bloomberg Barclays U.S. 1-15 Year Municipal Bond Index	4.40%	6.13%	—	—	—	4.36%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.03%, Net: 0.65%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 0.91%, Net: 0.50%

Asset Allocation (as of 6/30/19)

Revenue	64.4%
General Obligation	11.1%
Local Authority	9.0%
Certificate Participation	5.1%
Environmental	3.6%
Asset Backed Securities	1.4%
Industrial	0.5%
Finance	0.2%

Percentages are based on Total Net Assets.

Top Ten Credit Exposure
(as of 6/30/19)

City & County of Denver Colorado	5.1%
Chattanooga Tennessee Health, Educational & Housing Facility	4.3%
Virginia Small Business Financing Authority, 144A	3.8%
Wayne County Airport Authority	3.3%
Colorado Health Facilities Authority	3.1%
East Baton Rouge Sewerage Commission	3.0%
Wisconsin Health Care Facilities Authority	2.9%
Winton Woods City Ohio School District	2.9%
Regional Transportation District	2.7%
North Texas Tollway Authority	2.7%

Percentages represent the Fund’s aggregate holdings in the same corporate issuer and its affiliates. Holdings are subject to change and may not reflect the current or future position of the Fund.

30-Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figures would have been 1.89% for the Retail Class and 2.04% for the Institutional Class.

Segall Bryant & Hamill acquired Denver Investment Advisors LLC on April 30, 2018. Prior to this date, management of the Municipal Opportunities Fund was performed by the portfolio managers at Denver Investment Advisors LLC.

Performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

From May 1, 2019 until at least April 30, 2020, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.65% and 0.50% for the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to April 30, 2020 without the approval of the Board of Trustees.

Municipal bond fund income may be subject to state and local income taxes and the alternative minimum tax. Capital gains, if any, will be subject to capital gains tax. Investments in municipal bonds are subject to interest rate risk, or the risk that the bonds will decline in value because of changes in market interest rates.

24	| www.sbhfunds.com

Segall Bryant & Hamill Municipal Opportunities Fund	Fund Overview
June 30, 2019 (Unaudited)

Manager Commentary

Market Overview

For the first half of the year, the municipal securities market posted a very strong return, up 5.09% based on the Bank of America Merrill Lynch U.S. Municipal Securities Index. The Federal Reserve gave indications that lower short-term interest rates were now imminent, as easing rather than tightening might be in order. The European Central Bank continued to promote its current easing policies as both growth and inflation have turned down in Europe. Against a backdrop of slower growth, low inflation and accommodative central banks, the total of global negative yielding debt grew to $13 trillion. In this context, demand for tax free income continued to be robust, particularly in some of the high tax states that have been hurt by the recent limitation of the state and local tax exemption. New supply of municipal bonds coming to market was quite limited as local communities continued to forego new projects requiring external funding. These supply and demand dynamics, along with a general fall in taxable interest rates, led to a sharp rally in municipal bonds during the second quarter. While the taxable U.S. Treasury yield curve remained inverted in the second quarter, the municipal yield curve remained steeply upward sloping, offering meager yields on bonds with maturities under five years and very attractive yields on bonds with over ten years to maturity.

Fund Performance

The Segall Bryant & Hamill Municipal Opportunities Fund returned 4.67% (Retail Class) for the first half of 2019 compared to 4.40% for its benchmark, the Bloomberg Barclays U.S. 1-15 Year Municipal Bond Index. The Fund continued to benefit from its yield advantage versus the benchmark even with an emphasis on high quality securities (which may well be overlooked by investors) that might be expected to produce a lower yield relative to the benchmark. As interest rates fell sharply, the Fund was positively impacted, particularly with its exposure to longer maturity securities, which performed very well as yields fell. The Fund was also positively impacted by several securities that outperformed comparable bonds in the benchmark.

Outlook and Positioning

The dislocation between the municipal bond market and the taxable bond market, the shape of the municipal bond yield curve and the fragmentation of the market provide us with the opportunity to find securities with attractive yields from high quality issuers. We have favored a small allocation to shorter maturity taxable corporate bonds to replace overvalued, low yielding tax-exempt municipal bonds. We believe utilizing this “cross-over” allocation may increase the Fund’s current income and enhance long-term total return. Security selection remains the primary driver of long-term returns. We aim to construct the Fund with high quality securities from sectors and issuers that we believe will add value over market cycles. We believe a rigorous bottom-up credit selection process and focus on market inefficiencies, which are very prevalent across the municipal market, are particularly valuable when it is important to assess valuations and to understand the creditworthiness and long-term stability of each holding. Our approach of generating after-tax income while reducing potential decreases in the value of our investments in down markets relative to the benchmark is designed so the Fund can meet shareholders’ expectations for the role it plays as part of their fixed income allocation within a diversified portfolio.

Semi-Annual Report | June 30, 2019 |	25

Segall Bryant & Hamill Colorado Tax Free Fund	Fund Overview
June 30, 2019 (Unaudited)

Fund Strategy

A Colorado municipal bond fund focused on investment-grade quality bonds of intermediate maturity that provide federal and state tax-exempt income.

Fund Management

Kenneth A. Harris, CFA Portfolio Manager
Nicholas J. Foley Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 31.

Average Annual Total Returns

	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	30-Day SEC Yield	Inception Date
Retail Class (WTCOX)	4.56%	5.66%	2.17%	3.14%	3.86%	4.53%	1.89%	6/1/1991
Institutional Class (WICOX)	4.67%	5.84%	2.33%	3.24%	3.91%	4.55%	2.04%	4/29/2016
Bloomberg Barclays U.S. 10-Year Municipal Bond Index	5.36%	7.63%	2.63%	3.81%	4.95%	5.73%	—

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 0.74%, Net: 0.65%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 0.61%, Net: 0.50%

Asset Allocation (as of 6/30/19)

Revenue	56.5%
General Obligation	17.4%
Local Authority	9.8%
Certificate Participation	8.9%
Escrow to Maturity	0.0%(a)

(a)	Percentage rounds to less than 0.1%.

Percentages are based on Total Net Assets.

Top Ten Credit Exposure
(as of 6/30/19)

Colorado Health Facilities Authority	7.2%
Colorado Educational & Cultural Facilities Authority	7.1%
Colorado Health Facilities Authority	6.7%
Park Creek Metropolitan District	4.1%
Regional Transportation District	3.7%
City & County of Denver Colorado	3.6%
Colorado Bridge Enterprise	3.1%
Colorado Housing & Finance Authority	3.0%
City & County of Denver Colorado	2.8%
Denver City & County School District No. 1	2.5%

Percentages represent the Fund’s aggregate holdings in the same corporate issuer and its affiliates. Holdings are subject to change and may not reflect the current or future position of the Fund.

30-Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figures would have been 1.82% for the Retail Class and 1.97% for the Institutional Class.

Segall Bryant & Hamill acquired Denver Investment Advisors LLC on April 30, 2018. Prior to this date, management of the Colorado Tax Free Fund was performed by the portfolio managers at Denver Investment Advisors LLC.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the Institutional Class shares prior to their inception is based on the performance of the Retail Class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

From May 1, 2019 until at least April 30, 2020, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.65% and 0.50% for the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to April 30, 2020 without the approval of the Board of Trustees.

Segall Bryant & Hamill Colorado Tax Free Fund invests primarily in instruments issued by or on behalf of one state and generally will be more volatile and loss of principal could be greater due to state specific risk.

26	| www.sbhfunds.com

Segall Bryant & Hamill Colorado Tax Free Fund	Fund Overview
June 30, 2019 (Unaudited)

Manager Commentary

Market Overview

For the first half of the year, the municipal securities market posted a very strong return, up 5.09% based on the Bank of America Merrill Lynch U.S. Municipal Securities Index. The Federal Reserve gave indications that lower short-term interest rates were imminent, as easing rather than tightening might be in order. The European Central Bank continued to promote its current easing policies as both growth and inflation have turned down in Europe. Against a backdrop of slower growth, low inflation and accommodative central banks, the total amount of debt trading at prices that will yield negative returns to a buyer grew to $13 trillion globally. In this context, demand for tax free income continued to be robust, particularly in some of the high tax states that have been hurt by the recent limitation of the state and local tax exemption. New supply of municipal bonds coming to market was quite limited as local communities continued to forego new projects requiring external funding. These supply and demand dynamics, along with a general fall in taxable interest rates, led to a sharp rally in municipal bonds in the second quarter. While the taxable U.S. Treasury yield curve remained inverted in the second quarter, the municipal yield curve remained steeply upward sloping, offering meager yields on bonds with maturities under five years and very attractive yields on bonds with over ten years to maturity.

Fund Performance

The Segall Bryant & Hamill Colorado Tax Free Fund returned 4.56% (Retail Class) for the first half of 2019 compared to 5.36% for its benchmark, the Bloomberg Barclays U.S. 10-Year Municipal Bond Index. The Fund continued to benefit from its yield advantage versus the benchmark with an emphasis on high quality securities we believe are being overlooked by investors. As interest rates fell sharply, the Fund was positively impacted yet not to the same degree as the Fund’s benchmark. The vast majority of the Fund’s relative underperformance was due to the heavily bulleted, long maturity structure of the benchmark.

Outlook and Positioning

The continued strength of the Colorado economy, the shape of the municipal bond yield curve and the fragmentation of the Colorado municipal market provide us with the opportunity to find securities with attractive yields from high quality issuers. In today’s municipal market, we believe it is critically important to assess valuations and to understand the creditworthiness and long-term stability of each holding. To do this, we use a rigorous bottom-up credit selection process, which leverages our deep knowledge of local issuers. We have constructed the Fund with high quality securities from issuers and sectors that we believe will add value over market cycles. We believe this approach will continue to generate attractive after-tax income with an emphasis on reducing potential decreases in the value of our investments in down markets relative to the benchmark.

Semi-Annual Report | June 30, 2019 |	27

Segall Bryant & Hamill Funds	Fund Expenses
June 30, 2019 (Unaudited)

Disclosure of Fund Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Fund expenses. The examples on the next page are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on January 1, 2019 and held until June 30, 2019.

Actual Expenses. The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table on the next page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table on the next page are meant to highlight ongoing Fund costs only and do not reflect transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

28	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Fund Expenses
June 30, 2019 (Unaudited)

	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expense Ratio(a)	Expenses Paid During Period(b)
Segall Bryant & Hamill Micro Cap Fund
Retail
Based on Actual Fund Return	$ 1,000.00	$ 1,100.20	1.24%	$ 6.46
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,018.65	1.24%	$ 6.21

Segall Bryant & Hamill Small Cap Value Dividend Fund
Retail
Based on Actual Fund Return	$ 1,000.00	$ 1,127.80	1.25%	$ 6.59
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,018.60	1.25%	$ 6.26
Institutional
Based on Actual Fund Return	$ 1,000.00	$ 1,127.90	1.10%	$ 5.80
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,019.34	1.10%	$ 5.51

Segall Bryant & Hamill Small Cap Growth Fund
Retail
Based on Actual Fund Return	$ 1,000.00	$ 1,227.60	1.11%	$ 6.13
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,019.29	1.11%	$ 5.56
Institutional
Based on Actual Fund Return	$ 1,000.00	$ 1,227.80	0.96%	$ 5.30
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,020.03	0.96%	$ 4.81

Segall Bryant & Hamill Smid Cap Value Dividend Fund
Retail
Based on Actual Fund Return	$ 1,000.00	$ 1,171.60	1.15%	$ 6.19
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,019.09	1.15%	$ 5.76
Institutional
Based on Actual Fund Return	$ 1,000.00	$ 1,173.80	1.00%	$ 5.39
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,019.84	1.00%	$ 5.01

Segall Bryant & Hamill Mid Cap Value Dividend Fund
Retail
Based on Actual Fund Return	$ 1,000.00	$ 1,167.80	1.07%	$ 5.75
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,019.49	1.07%	$ 5.36
Institutional
Based on Actual Fund Return	$ 1,000.00	$ 1,169.40	0.91%	$ 4.89
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,020.28	0.91%	$ 4.56

Segall Bryant & Hamill Workplace Equality Fund
Retail
Based on Actual Fund Return	$ 1,000.00	$ 1,195.40	0.89%	$ 4.84
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,020.38	0.89%	$ 4.46
Institutional
Based on Actual Fund Return	$ 1,000.00	$ 1,196.80	0.74%	$ 4.03
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,021.12	0.74%	$ 3.71

Segall Bryant & Hamill International Small Cap Fund
Retail
Based on Actual Fund Return	$ 1,000.00	$ 1,322.80	1.39%	$ 8.01
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,017.90	1.39%	$ 6.95
Institutional
Based on Actual Fund Return	$ 1,000.00	$ 1,324.20	1.25%	$ 7.20
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,018.60	1.25%	$ 6.26

Semi-Annual Report | June 30, 2019 |	29

Segall Bryant & Hamill Funds	Fund Expenses
June 30, 2019 (Unaudited)

	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expense Ratio(a)	Expenses Paid During Period(b)
Segall Bryant & Hamill Global Large Cap Fund
Retail
Based on Actual Fund Return	$ 1,000.00	$ 1,148.90	0.89%	$ 4.74
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,020.38	0.89%	$ 4.46
Institutional
Based on Actual Fund Return	$ 1,000.00	$ 1,150.20	0.74%	$ 3.95
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,021.12	0.74%	$ 3.71

Segall Bryant & Hamill Short Term Plus Fund
Retail
Based on Actual Fund Return	$ 1,000.00	$ 1,022.20	0.49%	$ 2.46
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,022.36	0.49%	$ 2.46
Institutional
Based on Actual Fund Return	$ 1,000.00	$ 1,022.50	0.40%	$ 2.01
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,022.81	0.40%	$ 2.01

Segall Bryant & Hamill Plus Bond Fund
Retail
Based on Actual Fund Return	$ 1,000.00	$ 1,062.80	0.55%	$ 2.81
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,022.07	0.55%	$ 2.76
Institutional
Based on Actual Fund Return	$ 1,000.00	$ 1,063.80	0.40%	$ 2.05
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,022.81	0.40%	$ 2.01

Segall Bryant & Hamill Quality High Yield Fund
Retail
Based on Actual Fund Return	$ 1,000.00	$ 1,085.80	0.85%	$ 4.40
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,020.58	0.85%	$ 4.26
Institutional
Based on Actual Fund Return	$ 1,000.00	$ 1,085.60	0.70%	$ 3.62
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,021.32	0.70%	$ 3.51

Segall Bryant & Hamill Municipal Opportunities Fund
Retail
Based on Actual Fund Return	$ 1,000.00	$ 1,046.70	0.65%	$ 3.30
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,021.57	0.65%	$ 3.26
Institutional
Based on Actual Fund Return	$ 1,000.00	$ 1,046.70	0.50%	$ 2.54
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,022.32	0.50%	$ 2.51

Segall Bryant & Hamill Colorado Tax Free Fund
Retail
Based on Actual Fund Return	$ 1,000.00	$ 1,045.60	0.65%	$ 3.30
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,021.57	0.65%	$ 3.26
Institutional
Based on Actual Fund Return	$ 1,000.00	$ 1,046.70	0.50%	$ 2.54
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,022.32	0.50%	$ 2.51

(a)	Annualized, based on each Fund’s most recent one-half year expenses.
(b)	Expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

30	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Important Disclosures
June 30, 2019 (Unaudited)

INDEX DEFINITIONS AND DISCLOSURES

All indices are unmanaged and index performance figures include reinvestment of dividends but do not reflect any fees, expenses or taxes. Investors cannot invest directly in an index.

The Bloomberg Barclays U.S. 10-Year Municipal Bond Index includes investment grade (Moody’s Investor Services Aaa to Baa, Standard and Poor’s Corporation AAA to BBB) tax-exempt bonds with maturities between eight and twelve years.

The Bloomberg Barclays U.S. 1-15 Year Municipal Bond Index measures the performance of investment grade (Moody’s Investor Services Aaa to Baa, Standard and Poor’s Corporation AAA to BBB) general obligation and revenue bonds with maturities ranging from 1 to 17 years. It is a broad index that is representative of the tax-exempt bond market.

The Bloomberg Barclays U.S. Aggregate Bond Index is a fixed income, market-value-weighted index generally representative of investment grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of at least one year.

The Bloomberg Barclays U.S. Corporate High Yield Ba Index measures the performance of intermediate (1 to 10 year) U.S. high yield issues. It includes fixed-rate, noninvestment grade debt issues rated Ba1 or lower by Moody’s, rated BB+ or lower by S&P, rated below investment grade by Fitch Investor’s Service or if unrated previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly.

The Bloomberg Barclays U.S. Corporate High Yield Index measures the performance of the high-yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below.

The Bloomberg Barclays U.S. Government/Credit 1-3 Year Index includes medium and larger issues of U.S. government, investment-grade corporate and investment-grade international dollar-denominated bonds that have maturities of between one and three years.

The MSCI ACWI Index captures large and mid cap representation across 23 Developed Market and 23 Emerging Market countries. With 2,470 constituents, the index covers approximately 85% of the global investable equity opportunity set.

The MSCI ACWI ex USA Small Cap Index captures small cap representation across 22 of 23 Developed Market countries (excluding the U.S.) and 23 Emerging Market countries. With 4,233 constituents, the index covers approximately 14% of the global equity opportunity set outside the U.S. MSCI Inc. launched the MSCI ACWI ex USA Small Cap Index on June 1, 2007. Data prior to the launch date is back-tested data provided and derived by MSCI (i.e. calculations of how the index might have performed over that time period had the index existed). There may be material differences between back-tested performance and actual results. Past performance, whether actual or back-tested, is no indication or guarantee of future performance.

The MSCI World Index captures large and mid cap representation across 23 Developed Markets countries. With 1,632 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market.

The Russell 1000® Growth Index measures the performance of the largest 1,000 firms in the Russell 3000® Index, which represents approximately 98% of the investable U.S. equity market.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of companies within the Russell 2000® Index having lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index includes the 2000 firms from the Russell 3000® Index with the smallest market capitalizations. The Russell 3000® Index represents 98% of the investable U.S. equity market.

Semi-Annual Report | June 30, 2019 |	31

Segall Bryant & Hamill Funds	Important Disclosures
June 30, 2019 (Unaudited)

The Russell 2500TM Value Index measures the performance of the small- to mid-cap segment of the U.S. equity universe. It includes those Russell 2500TM Index companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. stocks.

The Russell Microcap® Index measures the performance of the microcap segment of the U.S. equity market. It makes up less than 3% of the U.S. equity market. It includes 1,000 of the smallest securities in the Russell 2000® Index based on a combination of their market cap and current index membership and it includes the next 1,000 securities.

The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value index.

The Segall Bryant & Hamill Large-Cap Dividend Fund Custom Index is comprised of the Russell 1000® Growth Index from the Fund’s inception to 12/31/2016 and the Russell 1000® Index for the time period 1/1/2017 to the most recent period end to reflect the change in the Fund’s investment strategy on 12/27/2016. The Adviser believes that the Custom Index is the best benchmark measurement for periods prior to 12/31/2016.

Bloomberg Barclays U.S. is the source and owner of the Barclays Capital Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Barclays Capital is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

MSCI Inc. is the source and owner of the MSCI Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. MSCI Barra is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

FTSE Russell is the source and owner of the Russell Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Russell Investments is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

Standard & Poor’s is the source and owner of the S&P Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Standard & Poor’s is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

TOP 5/BOTTOM 5 STOCK PERFORMANCE CALCULATION METHODOLOGY

The calculation methodology used to construct this table took into account consistently the weighting of every holding in the Fund that contributed to the Fund’s performance during the measurement period, and the table reflects consistently the results of the calculation. The calculation determined the contribution of each Fund holding by calculating the weight (i.e., percentage of the total investments) of each holding multiplied by the rate of return for that holding during the six months ended June 30, 2019.

DEFINITION OF TERMS

Beta: A measure of a fund’s sensitivity to market movements. The beta of the market is 1.00 by definition. A beta above 1 is more volatile than the overall market, while a beta below 1 is less volatile.

Bond Rating Categories:

●	AAA: An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

●	AA+: An obligation rated “AA+” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

●	AA: An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

●

A: An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

●

BBB: An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

32	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Important Disclosures
June 30, 2019 (Unaudited)

●

Below BBB: Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. Bonds rated “BB” or below are commonly referred to as “junk” bonds.

●	Non-Rated: These bonds are not rated.

Credit Quality Rating: A rating of an individual bond as determined by a nationally recognized statistical rating organization (NRSRO) such as Standard & Poor’s or Moody’s. Credit quality ratings range from highest, “AAA ” to lowest, “D”. For more information regarding rating methodologies for Standard & Poor’s, visit www.standardandpoors.com and for Moody’s, visit www.moodys.com.

Credit Spread: The difference in yield between two bonds of similar maturity, but different credit quality.

Duration: A generic description of the sensitivity of a bond’s price (as a percentage of initial price) to a change in yield.

EPS (Earnings per Share) Growth: Earnings per share is the portion of a company’s profit allocated to each outstanding share of common stock. EPS growth serves as an indicator of a company’s profitability.

Effective Maturity: A weighted average of the maturities of the bonds in a portfolio.

Emerging Markets: Segall Bryant & Hamill Fundamental International Small Cap Fund considers emerging market countries to be those countries that are neither U.S. nor developed countries.

Federal Reserve (Fed): The central banking system of the United States.

Free Cash Flow to Total Enterprise Value (FCF/TEV): A valuation metric used to compare the amount of cash a firm generates to the total value of the resources used to generate that cash.

Gross Domestic Product (GDP): The market value of all officially recognized goods and services produced within a country in a given period of time.

Market Capitalization: The market capitalization represents the total value of a company or stock. It is calculated by multiplying the number of shares outstanding by the current price of one share.

Modified Duration: A duration measure in which it is assumed that yield changes do not change the expected cash flows.

Number of Holdings: The Number of Holdings presented excludes short-term investments including money market mutual funds. OPEC: Is the Organization of the Petroleum Exporting Countries.

Operating Cash Flow to Price (OCF/P): A valuation metric used to compare the amount of cash a firm generates per share from operations to the price of the stock.

Portfolio Turnover Rate: A percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term investments) for the year and dividing it by the monthly average of the market value of the portfolio securities during the year.

Price to Book Value (P/B) Ratio: The P/B ratio is used to compare a company’s book value to its current market price. This ratio compares the market’s valuation of a company to the value of that company as indicated on its financial statements. The higher the ratio, the higher the premium the market is willing to pay for the company above its hard assets.

Price to Cash (P/C) Flow Ratio: The P/C flow ratio is a measure of a firm’s stock price relative to its financial performance. For a fund, the P/C flow ratio is the weighted average of all stocks held in the fund. It represents the amount an investor is willing to pay for a dollar generated from a particular company’s operations.

Price to Earnings (P/E) Ratio: The P/E ratio is a stock’s per share price divided by its per share earnings over a 12-month period. For a fund, the P/E ratio is the weighted average of all stocks held in the fund. The higher the P/E ratio, the more the market is willing to pay for each dollar of annual earnings.

REIT: A REIT is a real estate investment trust. REITs are securities that sell like a stock on a major exchange. REITs invest directly in real estate, either through properties or mortgages.

Return on Equity (ROE): A measure of how well a company used reinvested earnings to generate additional earnings. It is used as a general indication of a company’s efficiency; in other words, how much profit is a company able to generate given the resources provided by its stockholders.

Semi-Annual Report | June 30, 2019 |	33

Segall Bryant & Hamill Funds	Important Disclosures
June 30, 2019 (Unaudited)

Risk-Adjusted Return: Is a measure of return that incorporates the value of risk involved in the return of an investment. It is intended to help investors compare the returns of investments with varying levels of risk. Risk-adjusted return can be applied to individual securities, mutual funds and portfolios.

Risk On, Risk Off: A concept that describes market sentiment as either “risk on” or “risk off”. During a market sentiment of “risk on”, the market is optimistic and more willing to take on risk in exchange for possibly better returns. When market sentiment is “risk off”, the market is pessimistic and will favor investments with perceived lower risk.

SEC Yield: The SEC Yield is a standardized method of computing return on investment that the U.S. Securities and Exchange Commission (SEC) requires mutual funds to use when advertising their yields. Its objective is to allow a confusion-free comparison of the performance of different funds.

34	| www.sbhfunds.com

Segall Bryant & Hamill Micro Cap Fund	Statement of Investments
June 30, 2019 (Unaudited)

	Shares	Value
COMMON STOCKS — 99.7%
Communication Services — 3.0%
Diversified Telecommunication Services — 0.2%
Pareteum Corp. (a)	3,295	$8,600

Interactive Media & Services — 0.7%
DHI Group, Inc. (a)	6,671	23,815

Media — 1.8%
A.H. Belo Corp. - Class A	4,430	16,347
Entercom Communications Corp. - Class A	3,019	17,510
Fluent, Inc. (a)	4,905	26,389
National CineMedia, Inc.	762	4,999
		65,245
Wireless Telecommunication Services — 0.3%
Spok Holdings, Inc.	611	9,189

Consumer Discretionary — 10.8%
Auto Components — 1.0%
Modine Manufacturing Co. (a)	819	11,720
STRATTEC Security Corp.	127	3,061
Tower International, Inc.	1,043	20,338
		35,119
Distributors — 0.1%
AMCON Distributing Co.	48	4,600

Diversified Consumer Services — 1.1%
Career Education Corp. (a)	1,502	28,643
Lincoln Educational Services Corp. (a)	4,629	10,693
		39,336
Hotels, Restaurants & Leisure — 2.1%
Dover Motorsports, Inc.	8,752	18,204
Flanigan’s Enterprises, Inc.	523	12,019
Habit Restaurants, Inc. (The) - Class A (a)	1,189	12,473
J. Alexander’s Holdings, Inc. (a)	1,240	13,925
ONE Group Hospitality, Inc. (The) (a)	4,677	14,966
		71,587
Household Durables — 2.0%
Century Communities, Inc. (a)	629	16,719
Hamilton Beach Brands Holding Co. - Class B	1,464	27,889
P&F Industries, Inc. - Class A	2,820	23,462
		68,070
Leisure Products — 1.3%
Malibu Boats, Inc. - Class A (a)	420	16,317
MasterCraft Boat Holdings, Inc. (a)	1,526	29,894
		46,211
Specialty Retail — 2.5%
America’s Car-Mart, Inc. (a)	41	3,530
Cato Corp. - Class A	1,300	16,016
Haverty Furniture Cos., Inc.	466	7,936
Hibbett Sports, Inc. (a)	636	11,575
Shoe Carnival, Inc.	517	14,269

	Shares	Value
Specialty Retail (continued)
Stage Stores, Inc.	13,413	$10,328
Vitamin Shoppe, Inc. (a)	2,653	10,453
Zumiez, Inc. (a)	540	14,094
		88,201
Textiles, Apparel & Luxury Goods — 0.7%
Crown Crafts, Inc.	2,504	11,769
Jerash Holdings US, Inc.	1,830	13,121
		24,890
Consumer Staples — 1.9%
Food & Staples Retailing — 0.3%
Ingles Markets, Inc. - Class A	347	10,802

Food Products — 0.6%
Alico, Inc.	150	4,551
John B. Sanfilippo & Son, Inc.	193	15,380
		19,931
Tobacco — 1.0%
Turning Point Brands, Inc.	752	36,833

Energy — 3.8%
Energy Equipment & Services — 0.1%
Ranger Energy Services, Inc. (a)	534	4,299

Oil, Gas & Consumable Fuels — 3.7%
Adams Resources & Energy, Inc.	320	10,970
Bonanza Creek Energy, Inc. (a)	832	17,372
Comstock Resources, Inc. (a)	1,168	6,506
Goodrich Petroleum Corp. (a)	722	9,379
Midstates Petroleum Co., Inc. (a)	2,596	15,290
Montage Resources Corp. (a)	1,444	8,808
Northern Oil and Gas, Inc. (a)	8,655	16,704
Penn Virginia Corp. (a)	75	2,301
SandRidge Energy, Inc. (a)	1,849	12,795
SilverBow Resources, Inc. (a)	701	9,709
Teekay Tankers, Ltd. - Class A (Bermuda) (a)	13,949	17,855
		127,689
Financials — 23.8%
Banks — 13.4%
AmeriServ Financial, Inc.	3,033	12,587
Bridge Bancorp, Inc.	519	15,290
Citizens Holding Co.	491	10,129
ConnectOne Bancorp, Inc.	743	16,836
Emclaire Financial Corp.	227	7,096
Financial Institutions, Inc.	1,496	43,608
First Business Financial Services, Inc.	522	12,267
First Choice Bancorp	1,767	40,182
First Financial Corp.	410	16,466
Glen Burnie Bancorp	1,065	11,715
Landmark Bancorp, Inc.	440	10,538
Mackinac Financial Corp.	750	11,850
Midland States Bancorp, Inc.	595	15,898
MidWestOne Financial Group, Inc.	482	13,477
OFG Bancorp (Puerto Rico)	931	22,130
Old Second Bancorp, Inc.	757	9,667

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2019 |	35

Segall Bryant & Hamill Micro Cap Fund	Statement of Investments
June 30, 2019 (Unaudited)

	Shares	Value
Banks (continued)
Pacific City Financial Corp.	2,235	$38,085
Penns Woods Bancorp, Inc.	272	12,308
Peoples Financial Services Corp.	289	13,002
Preferred Bank	349	16,490
Premier Financial Bancorp, Inc.	2,395	35,925
Salisbury Bancorp, Inc.	100	3,900
SB One Bancorp	515	11,510
Southern National Bancorp of Virginia, Inc.	2,780	42,562
United Bancshares, Inc.	543	10,952
Unity Bancorp, Inc.	658	14,937
		469,407
Capital Markets — 1.5%
Ashford, Inc. (a)	422	13,415
Cowen, Inc. - Class A (a)	2,316	39,812
		53,227
Insurance — 2.0%
FedNat Holding Co.	1,015	14,484
Hallmark Financial Services, Inc. (a)	1,062	15,112
Health Insurance Innovations, Inc. - Class A (a)	882	22,861
Tiptree, Inc.	2,796	17,615
		70,072
Mortgage Real Estate Investment Trusts (REITs) — 2.0%
Arlington Asset Investment Corp. - Class A	1,686	11,600
Hunt Cos. Finance Trust, Inc.	6,989	23,832
Western Asset Mortgage Capital Corp.	3,393	33,862
		69,294
Thrifts & Mortgage Finance — 4.9%
Federal Agricultural Mortgage Corp. - Class C	234	17,002
FS Bancorp, Inc.	268	13,901
IF Bancorp, Inc.	528	11,041
Kentucky First Federal Bancorp	1,308	10,268
Lake Shore Bancorp, Inc.	495	7,400
Ottawa Bancorp, Inc.	882	11,501
PB Bancorp, Inc.	2,417	28,642
Sachem Capital Corp.	6,693	35,540
Southern Missouri Bancorp, Inc.	416	14,489
Sterling Bancorp, Inc.	583	5,813
United Community Financial Corp.	1,737	16,623
		172,220
Health Care — 27.1%
Biotechnology — 11.4%
Anika Therapeutics, Inc. (a)	1,078	43,788
Avid Bioservices, Inc. (a)	6,765	37,884
BioSpecifics Technologies Corp. (a)	632	37,737
BioTime, Inc. (a)	17,887	19,676
Catalyst Pharmaceutical, Inc. (a)	5,657	21,723
Eagle Pharmaceuticals, Inc. (a)	667	37,139
Enanta Pharmaceuticals, Inc. (a)	410	34,596
ImmuCell Corp. (a)	2,595	16,867
PDL BioPharma, Inc. (a)	8,732	27,418
Repligen Corp. (a)	457	39,279

	Shares	Value
Biotechnology (continued)
Vanda Pharmaceuticals, Inc. (a)	2,138	$30,124
Vericel Corp. (a)	653	12,335
Xencor, Inc. (a)	949	38,843
Zymeworks, Inc. (Canada) (a)	196	4,312
		401,721
Health Care Equipment & Supplies — 4.2%
AngioDynamics, Inc. (a)	840	16,539
iRadimed Corp. (a)	375	7,669
Kewaunee Scientific Corp.	726	13,896
Lantheus Holdings, Inc. (a)	1,462	41,375
Meridian Bioscience, Inc.	2,769	32,896
Pro-Dex, Inc. (a)	2,542	32,995
		145,370
Health Care Providers & Services — 3.5%
Addus HomeCare Corp. (a)	372	27,881
Ensign Group, Inc.	655	37,283
National HealthCare Corp.	449	36,436
PetIQ, Inc. (a)	605	19,941
		121,541
Health Care Technology — 1.4%
Computer Programs & Systems, Inc.	1,232	34,237
Simulations Plus, Inc.	519	14,823
		49,060
Life Sciences Tools & Services — 1.9%
Champions Oncology, Inc. (a)	1,647	12,896
Harvard Bioscience, Inc. (a)	4,976	9,952
NeoGenomics, Inc. (a)	2,059	45,175
		68,023
Pharmaceuticals — 4.7%
Amphastar Pharmaceuticals, Inc. (a)	2,027	42,790
ANI Pharmaceuticals, Inc. (a)	512	42,086
Assertio Therapeutics, Inc. (a)	7,284	25,130
BioDelivery Sciences International, Inc. (a)	2,705	12,578
Cocrystal Pharma, Inc. (a)	988	2,322
Cumberland Pharmaceuticals, Inc. (a)	1,244	7,924
Harrow Health, Inc. (a)	1,435	12,484
Lannett Co., Inc. (a)	1,580	9,575
Osmotica Pharmaceuticals PLC (Ireland) (a)	567	2,155
ProPhase Labs, Inc.	3,512	7,551
		164,595
Industrials — 10.8%
Aerospace & Defense — 0.4%
Vectrus, Inc. (a)	346	14,034

Commercial Services & Supplies — 1.9%
ARC Document Solutions, Inc. (a)	6,056	12,354
Ecology and Environment, Inc. - Class A	1,094	11,925
Ennis, Inc.	995	20,417
McGrath RentCorp	54	3,356
Virco Manufacturing Corp.	3,735	17,443
		65,495

See Notes to Financial Statements.

36	| www.sbhfunds.com

Segall Bryant & Hamill Micro Cap Fund	Statement of Investments
June 30, 2019 (Unaudited)

	Shares	Value
Construction & Engineering — 2.0%
Great Lakes Dredge & Dock Corp. (a)	1,825	$20,148
Limbach Holdings, Inc. (a)	2,244	20,420
Northwest Pipe Co. (a)	323	8,327
Sterling Construction Co., Inc. (a)	1,664	22,331
		71,226
Electrical Equipment — 1.7%
Atkore International Group, Inc. (a)	1,535	39,710
LSI Industries, Inc.	5,877	21,451
		61,161
Machinery — 2.5%
Chicago Rivet & Machine Co.	661	18,832
Miller Industries, Inc.	1,207	37,115
Park-Ohio Holdings Corp.	997	32,492
		88,439
Professional Services — 1.9%
BG Staffing, Inc.	994	18,767
DLH Holdings Corp. (a)	2,347	11,923
Heidrick & Struggles International, Inc.	596	17,862
Kelly Services, Inc. - Class A	661	17,311
		65,863
Road & Rail — 0.4%
ArcBest Corp.	144	4,048
Universal Logistics Holdings, Inc.	425	9,550
		13,598
Information Technology — 9.8%
Communications Equipment — 0.9%
Ituran Location and Control, Ltd. (Israel)	1,066	32,076

Electronic Equipment, Instruments & Components — 2.3%
Bel Fuse, Inc. - Class B	183	3,142
Hollysys Automation Technologies, Ltd. (China)	1,419	26,961
KEMET Corp.	2,207	41,514
PC Connection, Inc.	168	5,877
Richardson Electronics, Ltd.	677	3,791
		81,285
IT Services — 2.1%
Carbonite, Inc. (a)	141	3,672
CSP, Inc.	384	5,856
Innodata, Inc. (a)	3,365	3,028
Perficient, Inc. (a)	1,530	52,509
Unisys Corp. (a)	847	8,233
		73,298
Semiconductors & Semiconductor Equipment — 2.3%
Amtech Systems, Inc. (a)	2,597	14,284
Photronics, Inc. (a)	4,541	37,236
SMART Global Holdings, Inc. (a)	397	9,127
Synaptics, Inc. (a)	665	19,378
		80,025
Software — 2.2%
Finjan Holdings, Inc. (a)	1,006	2,233
MIND C.T.I., Ltd. (Israel)	2,042	4,554

	Shares	Value
Software (continued)
MiX Telematics, Ltd. - ADR (South Africa)	2,066	$31,052
NetSol Technologies, Inc. (a)	754	4,215
Zix Corp. (a)	4,055	36,860
		78,914
Materials — 2.8%
Chemicals — 0.4%
Advanced Emissions Solutions, Inc.	1,124	14,207

Construction Materials — 0.3%
Caesarstone, Ltd. (Israel)	822	12,355

Metals & Mining — 1.4%
Friedman Industries, Inc.	2,722	18,945
Ramaco Resources, Inc. (a)	2,069	11,007
Schnitzer Steel Industries, Inc. - Class A	691	18,084
		48,036
Paper & Forest Products — 0.7%
Verso Corp. - Class A (a)	1,256	23,927

Real Estate — 4.7%
Equity Real Estate Investment Trusts (REITs) — 4.7%
Braemar Hotels & Resorts, Inc.	234	2,317
Condor Hospitality Trust, Inc.	1,742	15,800
CorEnergy Infrastructure Trust, Inc.	322	12,771
Global Medical REIT, Inc.	3,774	39,627
Omega Healthcare Investors, Inc.	542	19,918
Preferred Apartment Communities, Inc. - Class A	1,438	21,498
Safehold, Inc.	486	14,677
Sotherly Hotels, Inc.	2,455	17,087
Whitestone REIT	1,691	21,459
		165,154
Utilities — 1.2%
Electric Utilities — 0.8%
Genie Energy, Ltd. - Class B	2,665	28,382

Multi-Utilities — 0.4%
Unitil Corp.	237	14,194

Investments at Value — 99.7% (Cost $3,309,148)		$3,500,616

Other Assets in Excess of Liabilities — 0.3%		11,149

Net Assets — 100.0%		$3,511,765

(a)	Non-income producing security.

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2019 |	37

Segall Bryant & Hamill Small Cap Value Dividend Fund	Statement of Investments
June 30, 2019 (Unaudited)

	Shares	Value
COMMON STOCKS — 96.6%
Communication Services — 1.8%
Media — 1.8%
John Wiley & Sons, Inc. - Class A	41,050	$1,882,553

Consumer Discretionary — 8.1%
Auto Components — 1.1%
Dana, Inc.	59,630	1,189,022

Diversified Consumer Services — 1.5%
Graham Holdings Co. - Class B	2,230	1,538,767

Household Durables — 1.9%
M.D.C. Holdings, Inc.	58,650	1,922,547

Leisure Products — 1.0%
Johnson Outdoors, Inc. - Class A	14,480	1,079,774

Specialty Retail — 2.6%
American Eagle Outfitters, Inc.	104,780	1,770,782
Designer Brands, Inc. - Class A	48,930	937,988
		2,708,770
Consumer Staples — 1.9%
Food Products — 1.9%
Flowers Foods, Inc.	85,291	1,984,721

Energy — 8.1%
Energy Equipment & Services — 3.3%
Liberty Oilfield Services, Inc. - Class A	68,025	1,100,645
Solaris Oilfield Infrastructure, Inc. - Class A	150,680	2,257,186
		3,357,831
Oil, Gas & Consumable Fuels — 4.8%
CVR Energy, Inc.	23,255	1,162,518
Enerplus Corp. (Canada)	399,646	3,009,334
Range Resources Corp.	117,543	820,450
		4,992,302
Financials — 29.7%
Banks — 14.5%
Atlantic Union Bancshares Corp.	74,570	2,634,558
First Interstate BancSystem, Inc. - Class A	37,100	1,469,531
FNB Corp.	202,146	2,379,258
Glacier Bancorp, Inc.	31,127	1,262,200
Independent Bank Corp.	28,410	2,163,422
Lakeland Financial Corp.	22,635	1,059,997
Umpqua Holdings Corp.	145,619	2,415,819
Wintrust Financial Corp.	22,817	1,669,292
		15,054,077
Capital Markets — 1.4%
Evercore, Inc. - Class A	16,280	1,441,920

Consumer Finance — 1.0%
SLM Corp.	104,520	1,015,934

	Shares	Value
Insurance — 6.7%
Axis Capital Holdings, Ltd. (Bermuda)	37,020	$2,208,243
CNO Financial Group, Inc.	87,240	1,455,163
Hanover Insurance Group, Inc. (The)	15,920	2,042,536
ProAssurance Corp.	34,845	1,258,253
		6,964,195
Mortgage Real Estate Investment Trusts (REITs) — 1.5%
Redwood Trust, Inc.	94,600	1,563,738

Thrifts & Mortgage Finance — 4.6%
Radian Group, Inc.	93,121	2,127,815
Washington Federal, Inc.	75,608	2,640,987
		4,768,802
Health Care — 5.0%
Health Care Providers & Services — 2.8%
Ensign Group, Inc. (The)	51,720	2,943,903

Pharmaceuticals — 2.2%
Phibro Animal Health Corp. - Class A	69,834	2,218,626

Industrials — 8.8%
Air Freight & Logistics — 0.4%
Forward Air Corp.	6,815	403,108

Airlines — 1.0%
Allegiant Travel Co.	7,290	1,046,115

Construction & Engineering — 3.3%
Comfort Systems USA, Inc.	20,540	1,047,335
Primoris Services Corp.	115,320	2,413,647
		3,460,982
Electrical Equipment — 2.2%
EnerSys	19,230	1,317,255
GrafTech International, Ltd.	78,690	904,935
		2,222,190
Machinery — 1.9%
ITT, Inc.	29,965	1,962,108

Information Technology — 9.3%
Communications Equipment — 2.4%
InterDigital, Inc.	39,220	2,525,768

Electronic Equipment, Instruments & Components — 1.4%
MTS Systems Corp.	25,040	1,465,591

IT Services — 4.1%
MAXIMUS, Inc.	28,835	2,091,691
TTEC Holdings, Inc.	46,680	2,174,821
		4,266,512
Semiconductors & Semiconductor Equipment — 1.4%
Cohu, Inc.	91,500	1,411,845

See Notes to Financial Statements.

38	| www.sbhfunds.com

Segall Bryant & Hamill Small Cap Value Dividend Fund	Statement of Investments
June 30, 2019 (Unaudited)

	Shares	Value
Materials — 3.2%
Chemicals — 1.6%
Huntsman Corp.	79,675	$1,628,557

Metals & Mining — 1.6%
Warrior Met Coal, Inc.	62,600	1,635,112

Real Estate — 12.0%
Equity Real Estate Investment Trusts (REITs) — 10.6%
Americold Realty Trust	55,953	1,813,996
Corporate Office Properties Trust	68,405	1,803,840
Outfront Media, Inc.	60,770	1,567,258
Physicians Realty Trust	99,930	1,742,779
QTS Realty Trust, Inc. - Class A	48,320	2,231,418
STAG Industrial, Inc.	61,120	1,848,269
		11,007,560
Real Estate Management & Development — 1.4%
Newmark Group, Inc. - Class A	158,068	1,419,451

Utilities — 8.7%
Electric Utilities — 1.5%
ALLETE, Inc.	17,920	1,491,123

Gas Utilities — 4.7%
National Fuel Gas Co.	26,155	1,379,676
Southwest Gas Holdings, Inc.	39,385	3,529,684
		4,909,360
Multi-Utilities — 2.5%
Avista Corp.	57,620	2,569,852

Investments at Value — 96.6% (Cost $92,098,065)		$100,052,716

Other Assets in Excess of Liabilities — 3.4%		3,567,100

Net Assets — 100.0%		$103,619,816

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2019 |	39

Segall Bryant & Hamill Small Cap Growth Fund	Statement of Investments
June 30, 2019 (Unaudited)

	Shares	Value
COMMON STOCKS — 96.3%
Communication Services — 4.7%
Diversified Telecommunication Services — 1.9%
Cogent Communications Holdings, Inc.	25,245	$1,498,543

Entertainment — 1.1%
Lions Gate Entertainment Corp. - Class A (Canada)	50,452	618,037
Lions Gate Entertainment Corp. - Class B (Canada)	20,393	236,763
		854,800
Interactive Media & Services — 0.8%
Eventbrite, Inc. - Class A (a)	40,210	651,402

Media — 0.9%
New York Times Co. (The) - Class A	21,366	696,959

Consumer Discretionary — 9.7%
Diversified Consumer Services — 4.6%
Bright Horizons Family Solutions, Inc. (a)	12,955	1,954,521
Grand Canyon Education, Inc. (a)	14,325	1,676,311
		3,630,832
Hotels, Restaurants & Leisure — 2.7%
Churchill Downs, Inc.	11,728	1,349,541
Jack in the Box, Inc.	9,589	780,449
		2,129,990
Leisure Products — 0.8%
Callaway Golf Co.	36,229	621,690

Multi-Line Retail — 1.6%
Ollie’s Bargain Outlet Holdings, Inc. (a)	15,042	1,310,308

Consumer Staples — 2.6%
Beverages — 1.2%
MGP Ingredients, Inc.	14,325	949,891

Food Products — 1.4%
Simply Good Foods Co. (The) (a)	46,543	1,120,755

Energy — 1.5%
Oil, Gas & Consumable Fuels — 1.5%
Centennial Resource Development, Inc. - Class A (a)	46,176	350,476
PDC Energy, Inc. (a)	14,492	522,582
SRC Energy, Inc. (a)	65,417	324,468
		1,197,526
Financials — 10.7%
Banks — 2.1%
Bank OZK	17,282	520,015
Eagle Bancorp, Inc.	22,057	1,193,946
		1,713,961
Capital Markets — 1.8%
Evercore, Inc. - Class A	8,564	758,513
Focus Financial Partners, Inc. - Class A (a)	23,696	647,138
		1,405,651

	Shares	Value
Insurance — 4.8%
AMERISAFE, Inc.	11,957	$762,498
Goosehead Insurance, Inc. - Class A	35,525	1,698,095
Trupanion, Inc. (a)	37,061	1,339,014
		3,799,607
Thrifts & Mortgage Finance — 2.0%
LendingTree, Inc. (a)	1,703	715,311
Meridian Bancorp, Inc.	49,082	878,077
		1,593,388
Health Care — 22.7%
Biotechnology — 2.6%
Amicus Therapeutics, Inc. (a)	54,638	681,882
Array BioPharma, Inc. (a)	30,366	1,406,857
		2,088,739
Health Care Equipment & Supplies — 7.2%
Cardiovascular Systems, Inc. (a)	23,005	987,605
Glaukos Corp. (a)	10,907	822,388
Globus Medical, Inc. - Class A (a)	36,037	1,524,365
Inogen, Inc. (a)	7,873	525,601
LivaNova PLC (United Kingdom) (a)	11,304	813,436
Masimo Corp. (a)	6,938	1,032,513
		5,705,908
Health Care Providers & Services — 3.7%
Addus HomeCare Corp. (a)	11,210	840,190
Amedisys, Inc. (a)	11,074	1,344,494
BioTelemetry, Inc. (a)	15,408	741,895
		2,926,579
Health Care Technology — 4.9%
Medidata Solutions, Inc. (a)	9,757	883,106
Omnicell, Inc. (a)	17,730	1,525,312
Teladoc Health, Inc. (a)	22,083	1,466,532
		3,874,950
Life Sciences Tools & Services — 1.0%
PRA Health Sciences, Inc. (a)	7,873	780,608

Pharmaceuticals — 3.3%
Catalent, Inc. (a)	28,945	1,569,108
Intersect ENT, Inc. (a)	14,991	341,195
Pacira BioSciences, Inc. (a)	15,554	676,444
		2,586,747
Industrials — 13.9%
Aerospace & Defense — 3.6%
Hexcel Corp.	22,070	1,785,022
Mercury Systems, Inc. (a)	15,554	1,094,224
		2,879,246
Commercial Services & Supplies — 2.3%
Healthcare Services Group, Inc.	23,389	709,154
Ritchie Bros. Auctioneers, Inc. (Canada)	34,181	1,135,493
		1,844,647
Electrical Equipment — 3.6%
Generac Holdings, Inc. (a)	25,299	1,756,004
TPI Composites, Inc. (a)	44,634	1,103,352
		2,859,356
Machinery — 1.4%
Proto Labs, Inc. (a)	9,717	1,127,366

See Notes to Financial Statements.

40	| www.sbhfunds.com

Segall Bryant & Hamill Small Cap Growth Fund	Statement of Investments
June 30, 2019 (Unaudited)

	Shares	Value
Professional Services — 1.9%
Huron Consulting Group, Inc. (a)	22,800	$1,148,664
Upwork, Inc. (a)	19,253	309,588
		1,458,252
Road & Rail — 1.1%
Saia, Inc. (a)	13,071	845,302

Information Technology — 25.5%
IT Services — 4.3%
EPAM Systems, Inc. (a)	10,856	1,879,174
MAXIMUS, Inc.	21,277	1,543,433
		3,422,607
Semiconductors & Semiconductor Equipment — 8.3%
Cabot Microelectronics Corp.	8,740	962,099
Entegris, Inc.	39,737	1,482,985
Inphi Corp. (a)	20,889	1,046,539
Monolithic Power Systems, Inc.	11,355	1,541,782
Silicon Laboratories, Inc. (a)	14,530	1,502,402
		6,535,807
Software — 12.9%
Envestnet, Inc. (a)	25,729	1,759,092
Everbridge, Inc. (a)	19,702	1,761,753
Fair Isaac Corp. (a)	2,364	742,343
FireEye, Inc. (a)	47,802	707,948
Globant SA (Luxembourg) (a)	14,786	1,494,125
Instructure, Inc. (a)	23,990	1,019,575
New Relic, Inc. (a)	8,411	727,636
RealPage, Inc. (a)	21,338	1,255,741
Zendesk, Inc. (a)	8,584	764,233
		10,232,446
Materials — 3.3%
Chemicals — 3.3%
Ingevity Corp. (a)	14,189	1,492,257
Livent Corp. (a)	31,672	219,171
PolyOne Corp.	29,367	921,830
		2,633,258

	Shares	Value
Real Estate — 1.7%
Equity Real Estate Investment Trusts (REITs) — 1.7%
QTS Realty Trust, Inc. - Class A	29,201	$1,348,502

Investments at Value — 96.3% (Cost $61,878,720)		$76,325,623

Other Assets in Excess of Liabilities — 3.7%		2,934,150

Net Assets — 100.0%		$79,259,773

(a)	Non-income producing security.

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2019 |	41

Segall Bryant & Hamill Smid Cap Value Dividend Fund	Statement of Investments
June 30, 2019 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.8%
Communication Services — 3.3%
Entertainment — 2.0%
Viacom, Inc. - Class B	597	$17,832

Media — 1.3%
John Wiley & Sons, Inc. - Class A	253	11,603

Consumer Discretionary — 8.3%
Diversified Consumer Services — 0.9%
Graham Holdings Co. - Class B	12	8,280

Hotels, Restaurants & Leisure — 1.7%
Six Flags Entertainment Corp.	305	15,153

Household Durables — 1.4%
M.D.C. Holdings, Inc.	379	12,424

Internet & Direct Marketing Retail — 3.2%
eBay, Inc.	348	13,746
Expedia Group, Inc.	105	13,968
		27,714
Specialty Retail — 1.1%
American Eagle Outfitters, Inc.	547	9,244

Consumer Staples — 1.8%
Food Products — 1.8%
Flowers Foods, Inc.	666	15,498

Energy — 5.9%
Energy Equipment & Services — 2.9%
Liberty Oilfield Services, Inc. - Class A	524	8,479
Solaris Oilfield Infrastructure, Inc. - Class A	1,146	17,167
		25,646
Oil, Gas & Consumable Fuels — 3.0%
CVR Energy, Inc.	193	9,648
Enerplus Corp. (Canada)	2,138	16,099
		25,747
Financials — 23.7%
Banks — 11.4%
Atlantic Union Bancshares Corp.	495	17,488
BOK Financial Corp.	92	6,944
FNB Corp.	1,371	16,137
Glacier Bancorp, Inc.	344	13,949
Independent Bank Corp.	243	18,505
Investors Bancorp, Inc.	1,630	18,175
Umpqua Holdings Corp.	524	8,693
		99,891
Capital Markets — 3.0%
Evercore, Inc. - Class A	141	12,488
T. Rowe Price Group, Inc.	124	13,604
		26,092
Consumer Finance — 0.9%
SLM Corp.	857	8,330

	Shares	Value
Insurance — 6.4%
Axis Capital Holdings, Ltd. (Bermuda)	308	$18,372
Everest Re Group, Ltd. (Bermuda)	60	14,831
Hanover Insurance Group, Inc. (The)	74	9,494
Reinsurance Group of America, Inc.	85	13,263
		55,960
Thrifts & Mortgage Finance — 2.0%
Radian Group, Inc.	772	17,640

Health Care — 5.5%
Biotechnology — 1.7%
Grifols SA - ADR (Spain)	704	14,854

Health Care Providers & Services — 2.2%
Ensign Group, Inc. (The)	347	19,751

Pharmaceuticals — 1.6%
Phibro Animal Health Corp. - Class A	436	13,852

Industrials — 13.5%
Aerospace & Defense — 1.9%
CAE, Inc. (Canada)	619	16,626

Air Freight & Logistics — 1.0%
Forward Air Corp.	153	9,050

Airlines — 1.0%
Allegiant Travel Co.	59	8,467

Construction & Engineering — 3.1%
Comfort Systems USA, Inc.	173	8,821
Primoris Services Corp.	896	18,754
		27,575
Machinery — 4.3%
ITT, Inc.	248	16,239
Oshkosh Corp.	255	21,290
		37,529
Road & Rail — 2.2%
Kansas City Southern	159	19,369

Information Technology — 8.3%
Communications Equipment — 2.1%
InterDigital, Inc.	287	18,483

Electronic Equipment, Instruments & Components — 1.3%
Dolby Laboratories, Inc. - Class A	172	11,111

IT Services — 4.9%
Genpact, Ltd.	238	9,065
MAXIMUS, Inc.	120	8,705
TTEC Holdings, Inc.	544	25,345
		43,115
Materials — 4.6%
Chemicals — 1.3%
Huntsman Corp.	548	11,201

See Notes to Financial Statements.

42	| www.sbhfunds.com

Segall Bryant & Hamill Smid Cap Value Dividend Fund	Statement of Investments
June 30, 2019 (Unaudited)

	Shares	Value
Metals & Mining — 3.3%
Newmont Mining Corp.	342	$13,157
Warrior Met Coal, Inc.	606	15,828
		28,985
Real Estate — 16.2%
Equity Real Estate Investment Trusts (REITs) — 16.2%
Americold Realty Trust	403	13,065
Corporate Office Properties Trust	460	12,130
CyrusOne, Inc.	235	13,564
Gaming and Leisure Properties, Inc.	266	10,369
Invitation Homes, Inc.	665	17,776
Outfront Media, Inc.	510	13,153
Physicians Realty Trust	485	8,458
STAG Industrial, Inc.	496	14,999
Sun Communities, Inc.	173	22,177
VICI Properties, Inc.	753	16,596
		142,287
Utilities — 7.7%
Gas Utilities — 2.0%
Southwest Gas Holdings, Inc.	195	17,476

Independent Power and Renewable Electricity Producers — 1.7%
Vistra Energy Corp.	675	15,282

Multi-Utilities — 4.0%
Avista Corp.	315	14,049
CenterPoint Energy, Inc.	435	12,454
MDU Resources Group, Inc.	338	8,720
		35,223

Investments at Value — 98.8% (Cost $817,503)		$867,290

Other Assets in Excess of Liabilities — 1.2%		10,233

Net Assets — 100.0%		$877,523

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2019 |	43

Segall Bryant & Hamill Mid Cap Value Dividend Fund	Statement of Investments
June 30, 2019 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.2%
Communication Services — 4.6%
Diversified Telecommunication Services — 2.1%
TELUS Corp. (Canada)	43,252	$1,596,431

Entertainment — 2.5%
Viacom, Inc. - Class B	66,408	1,983,607

Consumer Discretionary — 10.2%
Hotels, Restaurants & Leisure — 2.2%
Six Flags Entertainment Corp.	34,833	1,730,504

Household Durables — 1.5%
D.R. Horton, Inc.	25,906	1,117,326

Internet & Direct Marketing Retail — 4.5%
eBay, Inc.	29,817	1,177,771
Expedia Group, Inc.	17,651	2,348,113
		3,525,884
Leisure Products — 2.0%
Hasbro, Inc.	14,702	1,553,707

Consumer Staples — 3.4%
Beverages — 1.6%
Molson Coors Brewing Co. - Class B	22,800	1,276,800

Food Products — 1.8%
Flowers Foods, Inc.	60,519	1,408,277

Energy — 2.4%
Oil, Gas & Consumable Fuels — 2.4%
Enerplus Corp. (Canada)	249,843	1,881,318

Financials — 22.6%
Banks — 7.1%
BOK Financial Corp.	14,656	1,106,235
FNB Corp.	137,889	1,622,954
Investors Bancorp, Inc.	141,601	1,578,851
People’s United Financial, Inc.	72,739	1,220,560
		5,528,600
Capital Markets — 3.1%
Ameriprise Financial, Inc.	8,716	1,265,215
T. Rowe Price Group, Inc.	10,678	1,171,483
		2,436,698
Consumer Finance — 1.4%
SLM Corp.	113,870	1,106,816

Insurance — 9.5%
Allstate Corp. (The)	11,600	1,179,604
Axis Capital Holdings, Ltd. (Bermuda)	16,561	987,864
Everest Re Group, Ltd. (Bermuda)	6,086	1,504,338
Hartford Financial Services Group, Inc. (The)	27,452	1,529,625
Principal Financial Group, Inc.	17,895	1,036,478

	Shares	Value
Insurance (continued)
Reinsurance Group of America, Inc.	7,510	$1,171,785
		7,409,694
Thrifts & Mortgage Finance — 1.5%
Radian Group, Inc.	49,042	1,120,610

Health Care — 7.9%
Biotechnology — 2.7%
Grifols SA - ADR (Spain)	97,423	2,055,625

Health Care Providers & Services — 3.4%
AmerisourceBergen Corp.	9,346	796,840
Quest Diagnostics, Inc.	18,459	1,879,311
		2,676,151
Health Care Technology — 1.8%
Cerner Corp.	19,313	1,415,643

Industrials — 7.7%
Aerospace & Defense — 1.3%
CAE, Inc. (Canada)	35,604	956,323

Commercial Services & Supplies — 2.0%
Republic Services, Inc.	17,949	1,555,101

Machinery — 2.0%
Oshkosh Corp.	18,891	1,577,210

Road & Rail — 2.4%
Kansas City Southern	15,503	1,888,576

Information Technology — 9.9%
Communications Equipment — 1.9%
InterDigital, Inc.	23,147	1,490,667

Electronic Equipment, Instruments & Components — 2.0%
Dolby Laboratories, Inc. - Class A	24,344	1,572,622

IT Services — 6.0%
Amdocs, Ltd.	23,101	1,434,341
Genpact, Ltd.	44,477	1,694,129
MAXIMUS, Inc.	20,812	1,509,703
		4,638,173
Materials — 3.4%
Chemicals — 1.4%
Huntsman Corp.	54,670	1,117,455

Metals & Mining — 2.0%
Newmont Mining Corp.	22,390	861,343
Teck Resources, Ltd. - Class B	29,850	688,341
		1,549,684
Real Estate — 14.9%
Equity Real Estate Investment Trusts (REITs) — 14.9%
Americold Realty Trust	41,606	1,348,867
Corporate Office Properties Trust	59,636	1,572,601

See Notes to Financial Statements.

44	| www.sbhfunds.com

Segall Bryant & Hamill Mid Cap Value Dividend Fund	Statement of Investments
June 30, 2019 (Unaudited)

	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
CyrusOne, Inc.	23,130	$1,335,064
Gaming and Leisure Properties, Inc.	28,275	1,102,159
Invitation Homes, Inc.	65,756	1,757,658
Outfront Media, Inc.	45,070	1,162,355
Sun Communities, Inc.	14,364	1,841,321
VICI Properties, Inc.	66,550	1,466,762
		11,586,787
Utilities — 11.2%
Electric Utilities — 2.4%
ALLETE, Inc.	13,530	1,125,831
Xcel Energy, Inc.	13,318	792,288
		1,918,119
Gas Utilities — 2.7%
Southwest Gas Holdings, Inc.	23,474	2,103,740

Independent Power and Renewable Electricity Producers — 2.1%
Vistra Energy Corp.	72,822	1,648,690

Multi-Utilities — 4.0%
CenterPoint Energy, Inc.	54,277	1,553,951
MDU Resources Group, Inc.	59,645	1,538,841
		3,092,792

Investments at Value — 98.2% (Cost $69,453,622)		$76,519,630

Other Assets in Excess of Liabilities — 1.8%		1,416,935

Net Assets — 100.0%		$77,936,565

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2019 |	45

Segall Bryant & Hamill Workplace Equality Fund	Statement of Investments
June 30, 2019 (Unaudited)

	Shares	Value
COMMON STOCKS — 96.8%
Communication Services — 4.0%
Diversified Telecommunication Services — 2.0%
Verizon Communications, Inc.	6,030	$344,494

Media — 2.0%
Interpublic Group of Cos., Inc. (The)	15,510	350,371

Consumer Discretionary — 11.9%
Hotels, Restaurants & Leisure — 7.5%
Brinker International, Inc.	11,145	438,556
Starbucks Corp.	4,120	345,379
Yum! Brands, Inc.	4,718	522,141
		1,306,076
Multi-Line Retail — 2.0%
Target Corp.	4,013	347,566

Textiles, Apparel & Luxury Goods — 2.4%
Ralph Lauren Corp.	3,750	425,963

Consumer Staples — 6.7%
Food & Staples Retailing — 2.0%
Walmart, Inc.	3,117	344,397

Food Products — 2.8%
General Mills, Inc.	9,210	483,709

Household Products — 1.9%
Kimberly-Clark Corp.	2,572	342,796

Energy — 5.4%
Oil, Gas & Consumable Fuels — 5.4%
Chevron Corp.	4,110	511,448
Marathon Petroleum Corp.	7,530	420,777
		932,225
Financials — 15.3%
Banks — 5.2%
M&T Bank Corp.	2,430	413,270
U.S. Bancorp	9,575	501,730
		915,000
Capital Markets — 3.0%
T. Rowe Price Group, Inc.	4,700	515,637

Insurance — 7.1%
Chubb, Ltd. (Switzerland)	2,335	343,922
Principal Financial Group, Inc.	7,150	414,128
Prudential Financial, Inc.	4,770	481,770
		1,239,820
Health Care — 14.7%
Biotechnology — 7.3%
AbbVie, Inc.	5,806	422,213
Amgen, Inc.	1,950	359,346
Gilead Sciences, Inc.	7,163	483,932
		1,265,491

	Shares	Value
Health Care Equipment & Supplies — 2.6%
Becton, Dickinson and Co.	1,770	$446,058

Health Care Providers & Services — 2.0%
Cardinal Health, Inc.	7,525	354,427

Pharmaceuticals — 2.8%
Pfizer, Inc.	11,242	487,003

Industrials — 11.9%
Aerospace & Defense — 5.0%
L3 Technologies, Inc.	1,382	338,825
Lockheed Martin Corp.	1,476	536,585
		875,410
Electrical Equipment — 1.9%
Rockwell Automation, Inc.	2,040	334,213

Industrial Conglomerates — 2.2%
3M Co.	2,140	370,948

Road & Rail — 2.8%
CSX Corp.	6,300	487,431

Information Technology — 16.7%
Electronic Equipment, Instruments & Components — 2.8%
Corning, Inc.	14,530	482,832

IT Services — 4.6%
Broadridge Financial Solutions, Inc.	2,698	344,481
International Business Machines Corp.	3,300	455,070
		799,551
Semiconductors & Semiconductor Equipment — 2.3%
NVIDIA Corp.	2,480	407,290

Software — 3.0%
Oracle Corp.	9,180	522,985

Technology Hardware, Storage & Peripherals — 4.0%
HP, Inc.	16,520	343,451
NetApp, Inc.	5,665	349,530
		692,981
Materials — 2.6%
Chemicals — 2.6%
Eastman Chemical Co.	5,816	452,659

Real Estate — 2.0%
Real Estate Management & Development — 2.0%
Jones Lang LaSalle, Inc.	2,535	356,649

See Notes to Financial Statements.

46	| www.sbhfunds.com

Segall Bryant & Hamill Workplace Equality Fund	Statement of Investments
June 30, 2019 (Unaudited)

	Shares	Value
Utilities — 5.6%
Electric Utilities — 5.6%
American Electric Power Co., Inc.	5,810	$511,338
Exelon Corp.	9,540	457,348
		968,686

Investments at Value — 96.8% (Cost $15,408,576)		$16,852,668

Other Assets in Excess of Liabilities — 3.2%		549,210

Net Assets — 100.0%		$17,401,878

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2019 |	47

Segall Bryant & Hamill Fundamental International Small Cap Fund	Statement of Investments
June 30, 2019 (Unaudited)

	Shares	Value
COMMON STOCKS — 95.9%
Communication Services — 16.0%
Interactive Media & Services — 13.7%
Autohome, Inc. ADR (China) (a)	10,143	$868,443
LIFULL Co., Ltd. (Japan)	224,784	1,040,416
MarkLines Co., Ltd. (Japan)	52,411	897,905
Momo, Inc. Sponsored ADR (China)	20,400	730,320
ZIGExN Co., Ltd. (Japan)	157,242	1,149,306
		4,686,390
Wireless Telecommunication Services — 2.3%
Amaysim Australia, Ltd. (Australia) (a)	1,498,904	778,706

Consumer Discretionary — 20.9%
Diversified Consumer Services — 3.9%
Fu Shou Yuan International Group, Ltd. (China)	1,141,847	1,001,297
IBJ, Inc. (Japan)	38,808	324,330
		1,325,627
Hotels, Restaurants & Leisure — 7.2%
Arcland Service Co., Ltd. (Japan)	26,708	457,561
Corporate Travel Management, Ltd. (Australia)	26,601	420,193
MTY Food Group, Inc. (Canada)	19,839	990,079
Yossix Co., Ltd. (Japan)	24,915	579,139
		2,446,972
Internet & Direct Marketing Retail — 5.7%
Just Eat PLC (United Kingdom) (a)	46,583	369,730
Webjet, Ltd. (Australia)	166,760	1,592,204
		1,961,934
Leisure Products — 2.4%
MIPS AB (Sweden)	40,800	813,761

Specialty Retail — 1.7%
Vertu Motors PLC (United Kingdom)	1,158,136	591,239

Consumer Staples — 3.8%
Food & Staples Retailing — 0.9%
Cake Box Holdings PLC (United Kingdom)	142,855	318,383

Food Products — 2.9%
Yihai International Holding, Ltd. (China) (a)	192,627	999,936

Financials — 9.6%
Capital Markets — 7.6%
Azimut Holdings SpA (Italy)	51,777	996,798
M&A Capital Partners Co., Ltd. (Japan) (a)	9,556	515,870
Nihon M&A Center, Inc. (Japan)	17,330	415,367
Sanne Group PLC (Jersey)	74,655	666,486
		2,594,521
Thrifts & Mortgage Finance — 2.0%
Mortgage Advice Bureau Holdings, Ltd. (United Kingdom)	93,749	708,371

	Shares	Value
Health Care — 3.6%
Health Care Providers & Services — 2.0%
National Veterinary Care, Ltd. (Australia)	455,119	$696,546

Pharmaceuticals — 1.6%
China Medical System Holdings, Ltd. (China)	578,970	530,681

Industrials — 10.6%
Commercial Services & Supplies — 6.4%
Boyd Group Income Fund (Canada)	9,475	1,197,117
Clipper Logistics PLC (United Kingdom)	273,245	980,274
		2,177,391
Professional Services — 2.1%
SMS Co., Ltd. (Japan)	30,190	707,075

Trading Companies & Distributors — 2.1%
IMCD NV (Netherlands)	7,940	727,728

Information Technology — 30.8%
IT Services — 15.4%
Appen, Ltd. (Australia)	41,550	816,473
CANCOM SE (Germany)	29,130	1,547,593
Citadel Group, Ltd. (The) (Australia)	104,218	336,565
Keyword Studios PLC (Ireland)	75,589	1,751,856
Softcat PLC (United Kingdom)	66,265	817,531
		5,270,018
Software — 15.4%
Constellation Software, Inc. (Canada)	1,915	1,804,721
Fortnox AB (Sweden)	96,904	1,463,138
GB Group PLC (United Kingdom)	110,500	776,005
Logo Yazilim Sanayi Ve Ticaret AS (Turkey) (a)	72,757	523,983
Magic Software Enterprises, Ltd. (Israel)	77,551	695,633
		5,263,480

See Notes to Financial Statements.

48	| www.sbhfunds.com

Segall Bryant & Hamill Fundamental International Small Cap Fund	Statement of Investments
June 30, 2019 (Unaudited)

	Shares	Value
Real Estate — 0.6%
Real Estate Management & Development — 0.6%
Japan Propety Management Center Co., Ltd. (Japan)	20,811	$214,268

Investments at Value — 95.9% (Cost $22,543,712)		$32,813,027

Other Assets in Excess of Liabilities — 4.1%		1,417,658

Net Assets — 100.0%		$34,230,685

(a)	Non-income producing security.

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

Country Breakdown

Country	Value	% of Net Assets
Japan	$6,301,237	18.4%
Australia	4,640,687	13.6%
United Kingdom	4,561,533	13.3%
China	4,130,677	12.1%
Canada	3,991,917	11.7%
Sweden	2,276,899	6.7%
Ireland	1,751,856	5.1%
Germany	1,547,593	4.5%
Italy	996,798	2.9%
Netherlands	727,728	2.1%
Israel	695,633	2.0%
Jersey	666,486	2.0%
Turkey	523,983	1.5%
Total Investments	$32,813,027	95.9%
Other Assets in Excess of Liabilities	1,417,658	4.1%
Net Assets	$34,230,685	100.0%

The country breakdown is based on the company headquarters.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2019 |	49

Segall Bryant & Hamill Fundamental International Small Cap Fund	Statement of Investments
June 30, 2019 (Unaudited)

SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS

						Asset Derivatives	Liability Derivatives
Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at June 30, 2019	Fund Delivering	U.S. $ Value at June 30, 2019	Unrealized Appreciation	Unrealized Depreciation
BNY Mellon	9/11/2019	AED	43,839	USD	43,861	$—	$(22)
BNY Mellon	9/11/2019	BRL	551,498	USD	548,739	2,759	—
BNY Mellon	9/11/2019	CHF	1,163,803	USD	1,152,744	11,059	—
BNY Mellon	9/11/2019	CLP	106,755	USD	104,269	2,486	—
BNY Mellon	9/11/2019	COP	20,506	USD	20,228	278	—
BNY Mellon	9/11/2019	CZK	6,819	USD	6,756	63	—
BNY Mellon	9/11/2019	DKK	456,337	USD	454,751	1,586	—
BNY Mellon	9/11/2019	EUR	2,636,769	USD	2,631,495	5,274	—
BNY Mellon	9/11/2019	HUF	10,100	USD	10,156	—	(57)
BNY Mellon	9/11/2019	IDR	172,189	USD	170,192	1,997	—
BNY Mellon	9/11/2019	ILS	366,567	USD	366,733	—	(166)
BNY Mellon	9/11/2019	INR	1,167,534	USD	1,161,144	6,390	—
BNY Mellon	9/11/2019	JPY	945,848	USD	943,835	2,013	—
BNY Mellon	9/11/2019	KRW	1,068,182	USD	1,045,641	22,541	—
BNY Mellon	9/11/2019	MXP	204,381	USD	198,762	5,619	—
BNY Mellon	9/11/2019	NOK	556,464	USD	550,939	5,525	—
BNY Mellon	9/11/2019	NZD	237,888	USD	235,874	2,014	—
BNY Mellon	9/11/2019	PHP	75,095	USD	73,833	1,262	—
BNY Mellon	9/11/2019	PLN	74,801	USD	74,325	476	—
BNY Mellon	9/11/2019	QAR	80,974	USD	81,047	—	(73)
BNY Mellon	9/11/2019	RUB	61,585	USD	59,946	1,639	—
BNY Mellon	9/11/2019	SEK	76,568	USD	75,791	777	—
BNY Mellon	9/11/2019	SGD	417,857	USD	415,362	2,495	—
BNY Mellon	9/11/2019	THB	348,793	USD	341,540	7,253	—
BNY Mellon	9/11/2019	TWD	1,375,100	USD	1,355,936	19,164	—
BNY Mellon	9/11/2019	USD	2,918,928	AUD	2,924,450	—	(5,522)
BNY Mellon	9/11/2019	USD	1,577,608	CAD	1,600,597	—	(22,989)
BNY Mellon	9/11/2019	USD	1,033,805	GBP	1,029,154	4,651	—
BNY Mellon	9/11/2019	USD	1,110,723	HKD	1,114,518	—	(3,795)
BNY Mellon	9/11/2019	USD	333,432	TRY	341,101	—	(7,669)
BNY Mellon	9/11/2019	ZAR	421,032	USD	395,095	25,937	—
Total						$133,258	$(40,293)

See Notes to Financial Statements.

50	| www.sbhfunds.com

Segall Bryant & Hamill Global Large Cap Fund	Statement of Investments
June 30, 2019 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.7%
Communication Services — 3.2%
Wireless Telecommunication Services — 3.2%
KDDI Corp. (Japan)	60,200	$1,531,962

Consumer Discretionary — 15.0%
Auto Components — 3.2%
Valeo SA (France)	46,960	1,528,880

Automobiles — 3.2%
Toyota Motor Corp. (Japan)	25,400	1,576,495

Hotels, Restaurants & Leisure — 5.4%
Starbucks Corp.	12,830	1,075,539
Whitbread PLC (United Kingdom)	26,628	1,565,318
		2,640,857
Specialty Retail — 3.2%
Lowe’s Cos., Inc.	15,200	1,533,832

Consumer Staples — 15.5%
Beverages — 2.9%
Asahi Group Holdings, Ltd. (Japan)	31,200	1,404,648

Food & Staples Retailing — 4.0%
Walmart, Inc.	17,527	1,936,558

Food Products — 1.9%
Nestlé SA ADR (Switzerland)	8,915	921,811

Household Products — 4.1%
Kimberly-Clark Corp.	14,764	1,967,746

Tobacco — 2.6%
British American Tobacco PLC ADR (United Kingdom)	36,610	1,276,591

Energy — 6.8%
Oil, Gas & Consumable Fuels — 6.8%
Chevron Corp.	13,910	1,730,960
Marathon Petroleum Corp.	27,710	1,548,435
		3,279,395
Financials — 16.8%
Banks — 3.3%
U.S. Bancorp	30,206	1,582,794

Capital Markets — 3.1%
Charles Schwab Corp. (The)	37,300	1,499,087

Insurance — 10.4%
Chubb, Ltd. (Switzerland)	11,800	1,738,022
Helvetia Holding AG (Switzerland)	14,745	1,850,954
Power Financial Corp. (Canada)	62,700	1,441,985
		5,030,961

	Shares	Value
Health Care — 10.1%
Biotechnology — 2.7%
AbbVie, Inc.	18,244	$1,326,703

Pharmaceuticals — 7.4%
Novartis AG ADR (Switzerland)	19,310	1,763,196
Roche Holdings AG (Switzerland)	6,400	1,799,621
		3,562,817
Industrials — 13.1%
Aerospace & Defense — 3.7%
Lockheed Martin Corp.	4,990	1,814,065

Electrical Equipment — 3.0%
Rockwell Automation, Inc.	8,770	1,436,789

Professional Services — 6.4%
Adecco Group AG (Switzerland)	21,700	1,304,126
RELX PLC (United Kingdom)	73,500	1,782,664
		3,086,790
Information Technology — 12.0%
IT Services — 4.2%
Broadridge Financial Solutions, Inc.	16,100	2,055,648

Semiconductors & Semiconductor Equipment — 3.6%
Broadcom, Inc.	6,000	1,727,160

Software — 4.2%
Sage Group PLC (The) (United Kingdom)	200,052	2,040,204

Materials — 3.1%
Chemicals — 3.1%
Koninklijke DSM NV (Netherlands)	11,939	1,475,744

Utilities — 3.1%
Electric Utilities — 3.1%
Exelon Corp.	31,000	1,486,140

Investments at Value — 98.7% (Cost $38,824,993)		$47,723,677

Other Assets in Excess of Liabilities — 1.3%		647,308

Net Assets — 100.0%		$48,370,985

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2019 |	51

Segall Bryant & Hamill Global Large Cap Fund	Statement of Investments
June 30, 2019 (Unaudited)

Country Breakdown

Country	Value	% of Net Assets
United States	$22,721,456	47.0%
Switzerland	9,377,730	19.4%
United Kingdom	6,664,777	13.7%
Japan	4,513,105	9.3%
France	1,528,880	3.2%
Netherlands	1,475,744	3.1%
Canada	1,441,985	3.0%
Total Investments	$47,723,677	98.7%
Other Assets in Excess of Liabilities	647,308	1.3%
Net Assets	$48,370,985	100.0%

The country breakdown is based on the company headquarters.

See Notes to Financial Statements.

52	| www.sbhfunds.com

Segall Bryant & Hamill Short Term Plus Fund	Statement of Investments
June 30, 2019 (Unaudited)

	Coupon	Maturity	Par Value	Value
CORPORATE BONDS — 86.3%
Finance — 3.6%
Banking — 0.6%
American Express Credit Corp.	2.375%	05/26/20	$20,000	$20,007

Construction Machinery — 2.0%
CNH Industrial Capital LLC	4.875%	04/01/21	65,000	67,245

P&C Insurance — 0.6%
Chubb INA Holdings, Inc.	2.300%	11/03/20	19,000	19,005

Real Estate Investment Trusts — 0.4%
AvalonBay Communities, Inc.	3.950%	01/15/21	15,000	15,309

Industrial — 74.3%
Automobile Manufacturing — 4.2%
General Motors Financial Co., Inc.	4.200%	11/06/21	80,000	82,375
Goodyear Tire & Rubber Co.	8.750%	08/15/20	55,000	57,887
				140,262
Beverage / Bottling — 2.0%
Anheuser-Busch Inbev SA/NV	2.650%	02/01/21	20,000	20,105
Constellation Brands, Inc.	3.875%	11/15/19	46,000	46,211
				66,316
Building Products — 2.1%
Masco Corp.	7.125%	03/15/20	23,000	23,661
Masco Corp.	3.500%	04/01/21	45,000	45,658
				69,319
Chemicals — 3.9%
Airgas, Inc.	2.375%	02/15/20	65,000	64,999
Eastman Chemical Co.	2.700%	01/15/20	66,000	65,962
				130,961
Construction Machinery — 0.6%
John Deere Capital Corp., Series MTN (3MO LIBOR + 24) (a)	2.676%	03/12/21	20,000	19,997

Consumer Products — 1.3%
Church & Dwight Co., Inc.	2.450%	12/15/19	25,000	24,957
DowDuPont, Inc.	3.766%	11/15/20	20,000	20,379
				45,336
Diversified Manufacturing — 4.1%
Eaton Electric Holdings LLC	3.875%	12/15/20	20,000	20,368
Emerson Electric Co.	4.875%	10/15/19	45,000	45,289
Roper Technologies, Inc.	3.000%	12/15/20	45,000	45,316
Xylem, Inc.	4.875%	10/01/21	25,000	26,229
				137,202
Electronics — 2.0%
Amphenol Corp.	3.125%	09/15/21	65,000	65,933

Environmental — 1.8%
Republic Services, Inc.	5.500%	09/15/19	60,000	60,335

Food Processors — 1.4%
Kraft Heinz Foods Co.	5.375%	02/10/20	45,000	45,741

Healthcare Facilties / Supplies — 4.5%
CVS Health Corp.	2.800%	07/20/20	60,000	60,150
HCA, Inc.	4.250%	10/15/19	70,000	70,283

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2019 |	53

Segall Bryant & Hamill Short Term Plus Fund	Statement of Investments
June 30, 2019 (Unaudited)

	Coupon	Maturity	Par Value	Value
Healthcare Facilties / Supplies (continued)
Quest Diagnostics, Inc.	4.750%	01/30/20	$20,000	$20,237
				150,670
Independent Energy — 0.7%
Apache Corp.	3.625%	02/01/21	22,000	22,291

Leisure / Entertainment — 1.8%
Carnival Corp.	3.950%	10/15/20	40,000	40,798
Royal Caribbean Cruises, Ltd.	2.650%	11/28/20	20,000	20,047
				60,845
Media - Cable — 1.2%
NBCUniversal Media LLC	5.150%	04/30/20	40,000	40,899

Media - Diversified — 1.8%
Viacom, Inc.	4.500%	03/01/21	60,000	61,824

Media - Non-Cable — 5.1%
21st Century Fox America, Inc.	4.500%	02/15/21	63,000	65,061
Discovery Communications, Inc.	4.375%	06/15/21	60,000	62,089
Omnicom Group, Inc. / Omnicom Capital, Inc.	6.250%	07/15/19	45,000	45,060
				172,210
Metals / Mining — 1.8%
Teck Resources, Ltd.	4.750%	01/15/22	60,000	62,140

Midstream Energy — 6.6%
Enterprise Products Operating LLC	5.250%	01/31/20	61,000	61,943
Kinder Morgan Energy Partners LP	6.850%	02/15/20	40,000	41,016
Magellan Midstream Partners LP	4.250%	02/01/21	61,000	62,675
Williams Cos., Inc.	5.250%	03/15/20	55,000	56,015
				221,649
Oil Field Services — 1.9%
Range Resources Corp.	5.750%	06/01/21	65,000	65,650

Packaging — 4.0%
Avery Dennison Corp.	5.375%	04/15/20	65,000	66,248
Ball Corp.	4.375%	12/15/20	66,000	67,452
				133,700
Paper & Forest Products — 2.0%
Packaging Corp. of America	2.450%	12/15/20	25,000	24,974
Weyerhaeuser Co.	4.700%	03/15/21	40,000	41,241
				66,215
Publishing — 1.2%
Moody’s Corp.	3.250%	06/07/21	40,000	40,555

Railroads — 3.9%
Canadian National Railway Co.	2.400%	02/03/20	60,000	60,093
CSX Transportation, Inc.	9.750%	06/15/20	20,000	21,371
Kansas City Southern	2.350%	05/15/20	49,000	48,896
				130,360
Restaurants — 0.6%
Starbucks Corp.	2.100%	02/04/21	20,000	19,928

Retail Stores — 1.4%
Best Buy Company, Inc.	5.500%	03/15/21	45,000	46,882

See Notes to Financial Statements.

54	| www.sbhfunds.com

Segall Bryant & Hamill Short Term Plus Fund	Statement of Investments
June 30, 2019 (Unaudited)

	Coupon	Maturity	Par Value	Value
Services — 1.4%
Expedia Group, Inc.	5.950%	08/15/20	$46,000	$47,654

Supermarkets — 0.6%
Kroger Co. (The)	6.150%	01/15/20	20,000	20,384

Transportation Services — 6.8%
Continental Airlines, Inc., Series 2012-B	6.250%	10/11/21	68,187	69,538
Continental Airlines, Inc., Series 2010-A	4.750%	07/12/22	14,077	14,455
Delta Air Lines Pass-Through Trust, Series 2009-1A, Class A	7.750%	12/17/19	19,659	20,068
FedEx Corp.	2.300%	02/01/20	50,000	49,933
U.S. Airways, Series 2013-1B	5.375%	05/15/23	70,075	72,972
				226,966
Wireless Telecommunications — 3.0%
American Tower Corp.	2.800%	06/01/20	60,000	60,134
Crown Castle International Corp.	3.400%	02/15/21	40,000	40,538
				100,672
Wireline Telecommunications — 0.6%
AT&T, Inc.	2.450%	06/30/20	20,000	19,990

Utility — 8.4%
Electric — 8.4%
Dominion Energy, Inc. (a)	2.715%	08/15/21	67,000	67,075
Georgia Power Co.	4.250%	12/01/19	60,000	60,382
NextEra Energy Capital Holdings, Inc. (3MO LIBOR + 40) (a)	3.029%	08/21/20	80,000	79,955
Public Service Enterprise Group, Inc.	1.600%	11/15/19	50,000	49,813
WEC Energy Group, Inc.	2.450%	06/15/20	25,000	25,000
				282,225

Total Corporate Bonds (Cost $2,879,886)				$2,896,677

MUNICIPAL BONDS — 2.4%
California — 1.8%
City of Industry, California	6.750%	01/01/20	$50,000	$51,071
State of California	6.200%	10/01/19	10,000	10,100
				61,171
Maryland — 0.3%
State of Maryland	4.200%	03/01/21	10,000	10,348

New York — 0.3%
New York State Urban Development Corp.	2.790%	03/15/21	10,000	10,106

Total Municipal Bonds (Cost $81,142)				$81,625

ASSET BACKED SECURITIES — 4.5%
Bank of America Credit Card Trust, Series 2017-A1, Class A1	1.950%	08/15/22	$20,000	$19,959
Capital One Multi-Asset Execution Trust, Series 2014-A4, Class A4 (1MO LIBOR + 36) (a)	2.800%	06/15/22	33,000	33,012
Honda Auto Receivables Owner Trust, Series 2017-2, Class A3	1.680%	08/16/21	11,346	11,313
John Deere Owner Trust, Series 2018-A, Class A2	2.420%	10/15/20	51,699	51,695
John Deere Owner Trust, Series 2017-B, Class A3	1.820%	10/15/21	2,432	2,425
Toyota Auto Receivables Owner Trust, Series 2018-B, Class A2A	2.640%	03/15/21	11,678	11,687
Toyota Auto Receivables Owner Trust, Series 2017-B, Class A3	1.760%	07/15/21	3,646	3,636
Verizon Owner Trust, Series 2018-A, Class A1A (a)	3.230%	04/20/23	18,000	18,345
Total Asset Backed Securities (Cost $151,228)				$152,072

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2019 |	55

Segall Bryant & Hamill Short Term Plus Fund	Statement of Investments
June 30, 2019 (Unaudited)

	Coupon	Maturity	Par Value	Value
U.S. TREASURY BONDS & NOTES — 4.9%
United States Treasury	3.375%	11/15/19	$65,000	$65,292
United States Treasury	1.625%	12/31/19	75,000	74,818
United States Treasury	1.375%	09/30/20	25,000	24,837
Total U.S. Treasury Bonds & Notes (Cost $164,531)				$164,947

Investments at Value — 98.1% (Cost $3,276,787)				$3,295,321

Other Assets in Excess of Liabilities — 1.9%				62,895

Net Assets — 100.0%				$3,358,216

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of June 30, 2019. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

56	| www.sbhfunds.com

Segall Bryant & Hamill Plus Bond Fund	Statement of Investments
June 30, 2019 (Unaudited)

	Shares	Value
PREFERRED STOCKS — 0.1%
Finance — 0.1%
Banking — 0.1%
First Tennessee Bank NA, 144A (a) (Cost $1,500,000)	1,500	$1,080,000

	Coupon	Maturity	Par Value	Value
CORPORATE BONDS — 42.7%
Finance — 12.1%
Banking — 4.3%
Capital One Financial Corp.	3.200%	02/05/25	$11,640,000	$11,862,606
First Tennessee Bank NA	2.950%	12/01/19	12,525,000	12,539,234
JPMorgan Chase & Co.	4.500%	01/24/22	7,200,000	7,584,323
KeyCorp	5.100%	03/24/21	5,000,000	5,227,091
PNC Bank NA	2.700%	11/01/22	6,675,000	6,739,339
				43,952,593
Broker/Asset Managers/Exchanges — 1.3%
Cboe Global Markets, Inc.	3.650%	01/12/27	9,800,000	10,283,829
FMR LLC, 144A(a)	6.450%	11/15/39	2,575,000	3,477,044
				13,760,873
Life Insurance — 1.6%
Aviation Capital Group LLC, 144A (a)	3.875%	05/01/23	7,375,000	7,614,276
Massachusetts Mutual Life Insurance Co., 144A (a)	8.875%	06/01/39	1,414,000	2,317,695
Northwestern Mutual Life Insurance Co. (The), 144A (a)	3.850%	09/30/47	6,500,000	6,678,765
				16,610,736
Mortgage Banking — 0.4%
Provident Funding Associates LP/PFG Finance Corp., 144A (a)	6.375%	06/15/25	4,725,000	4,441,500

Noncaptive Diversified Financial Companies — 0.8%
Aircastle, Ltd.	5.000%	04/01/23	7,350,000	7,773,375

P&C Insurance — 0.8%
PartnerRe Finance B LLC	5.500%	06/01/20	8,216,000	8,450,992

Real Estate Investment Trusts — 2.9%
Federal Realty Investment Trust	3.000%	08/01/22	2,020,000	2,051,155
MGM Growth Properties Operating Partnership LP/MGP Finance Co.	5.625%	05/01/24	4,050,000	4,363,875
MPT Operating Partnership LP/MPT Finance Corp.	5.000%	10/15/27	6,175,000	6,360,250
Ventas Realty LP	3.500%	04/15/24	3,000,000	3,110,991
Ventas Realty LP	4.400%	01/15/29	2,955,000	3,207,790
Washington REIT	4.950%	10/01/20	9,325,000	9,475,540
Washington REIT	3.950%	10/15/22	2,025,000	2,097,520
				30,667,121
Industrial — 27.5%
Aerospace / Defense — 1.7%
Airbus Finance BV, 144A (a)	2.700%	04/17/23	1,950,000	1,973,108
Hexcel Corp.	4.700%	08/15/25	3,781,000	4,094,963
Hexcel Corp.	3.950%	02/15/27	2,495,000	2,545,119
Huntington Ingalls Industries, Inc., 144A (a)(c)	5.000%	11/15/25	8,550,000	8,849,250
				17,462,440
Automobile Manufacturing — 1.6%
General Motors Financial Co., Inc.	5.100%	01/17/24	1,400,000	1,497,104
General Motors Financial Co., Inc.	3.950%	04/13/24	4,425,000	4,518,810
Goodyear Tire & Rubber Co.	5.125%	11/15/23	2,000,000	2,025,000
Harley-Davidson Financial Services, Inc., 144A (a)	4.050%	02/04/22	8,600,000	8,881,032
				16,921,946

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2019 |	57

Segall Bryant & Hamill Plus Bond Fund	Statement of Investments
June 30, 2019 (Unaudited)

	Coupon	Maturity	Par Value	Value
Beverage / Bottling — 1.3%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 144A (a)	4.900%	02/01/46	$5,700,000	$6,335,355
Fomento Economico Mexicano SAB de CV	2.875%	05/10/23	7,548,000	7,520,597
				13,855,952
Building Products — 0.6%
Masco Corp.	6.500%	08/15/32	5,530,000	6,521,900

Construction Machinery — 0.3%
CNH Industrial NV	4.500%	08/15/23	3,275,000	3,434,492

Consumer Products — 1.3%
DowDuPont, Inc.	4.205%	11/15/23	5,250,000	5,617,947
Mead Johnson Nutrition Co.	4.125%	11/15/25	4,800,000	5,190,900
Vista Outdoor, Inc.	5.875%	10/01/23	2,500,000	2,438,550
				13,247,397
Diversified Manufacturing — 1.1%
General Electric Co., Series D (3MO LIBOR + 333) (b)	5.038%	12/31/49	3,337,000	3,201,051
Roper Technologies, Inc.	3.650%	09/15/23	7,991,000	8,320,121
				11,521,172
Electronics — 1.5%
Amphenol Corp.	3.125%	09/15/21	3,375,000	3,423,441
Amphenol Corp.	4.000%	02/01/22	6,575,000	6,823,790
EMC Corp.	3.375%	06/01/23	5,481,000	5,451,202
				15,698,433
Food Processors — 0.3%
Grupo Bimbo SAB de CV, 144A (a)	4.700%	11/10/47	3,125,000	3,201,844

Independent Energy — 2.0%
Anadarko Finance Co., Series B	7.500%	05/01/31	6,085,000	8,065,545
Burlington Resources, Inc.	6.875%	02/15/26	1,000,000	1,222,287
Diamondback Energy, Inc.	4.750%	11/01/24	6,000,000	6,157,500
Range Resources Corp.	4.875%	05/15/25	6,400,000	5,616,000
				21,061,332
Information / Data Technology — 0.5%
Iron Mountain, Inc.	6.000%	08/15/23	5,073,000	5,212,507

Integrated Energy — 0.5%
BP Capital Markets America, Inc.	3.796%	09/21/25	5,000,000	5,332,760

Media - Cable — 1.4%
CCO Holdings LLC/CCO Holdings Capital Corp., 144A (a)	5.875%	04/01/24	6,000,000	6,270,000
Comcast Corp.	3.950%	10/15/25	7,425,000	8,005,985
				14,275,985
Media - Non-Cable — 1.0%
Lions Gate Capital Holdings LLC, 144A (a)	5.875%	11/01/24	4,700,000	4,817,500
Nexstar Broadcasting, Inc., 144A (a)	5.625%	08/01/24	5,250,000	5,438,790
				10,256,290
Metals / Mining — 0.5%
FMG Resources August 2006 Pty., Ltd., 144A (a)	4.750%	05/15/22	2,400,000	2,479,560
Teck Resources, Ltd.	4.750%	01/15/22	2,610,000	2,703,104
				5,182,664
Midstream Energy — 4.3%
AmeriGas Partners LP/AmeriGas Financial Corp.	5.625%	05/20/24	5,932,000	6,317,580
Boardwalk Pipelines LP	3.375%	02/01/23	10,625,000	10,730,357
Enterprise Products Operating LLC	3.750%	02/15/25	7,575,000	8,009,467
Magellan Midstream Partners LP	5.000%	03/01/26	6,125,000	6,802,769

See Notes to Financial Statements.

58	| www.sbhfunds.com

Segall Bryant & Hamill Plus Bond Fund	Statement of Investments
June 30, 2019 (Unaudited)

	Coupon	Maturity	Par Value	Value
Midstream Energy (continued)
MPLX LP	4.875%	06/01/25	$5,225,000	$5,675,609
Tennessee Gas Pipeline Co. LLC	8.375%	06/15/32	5,026,000	6,805,720
				44,341,502
Packaging — 1.0%
Avery Dennison Corp.	4.875%	12/06/28	5,775,000	6,404,530
Ball Corp.	4.375%	12/15/20	900,000	919,800
Crown Americas LLC	4.250%	09/30/26	2,650,000	2,703,000
Silgan Holdings, Inc.	4.750%	03/15/25	354,000	356,655
				10,383,985
Paper & Forest Products — 1.0%
West Fraser Timber Co., Ltd., 144A (a)	4.350%	10/15/24	10,105,000	10,481,703

Railroads — 0.1%
CSX Transportation, Inc.	9.750%	06/15/20	1,250,000	1,335,679

Restaurants — 0.8%
Starbucks Corp.	3.800%	08/15/25	7,125,000	7,586,002
Starbucks Corp.	4.300%	06/15/45	932,000	966,706
				8,552,708
Retail Stores — 0.6%
DriveTime Automotive Group, Inc./Bridgecrest Acceptance Corp., 144A (a)	8.000%	06/01/21	6,000,000	6,075,000

Supermarkets — 0.9%
Alimentation Couche-Tard, Inc., 144A (a)	3.550%	07/26/27	5,775,000	5,889,238
Tesco plc, 144A (a)	6.150%	11/15/37	2,646,000	3,062,734
				8,951,972
Transportation Services — 1.6%
American Airlines, Series 2013-2, Class A	4.950%	01/15/23	6,569,009	6,887,606
FedEx Corp.	3.900%	02/01/35	1,200,000	1,204,919
FedEx Corp.	5.100%	01/15/44	1,625,000	1,785,984
JB Hunt Transport Services	3.875%	03/01/26	5,925,000	6,199,629
				16,078,138
Wireless Telecommunications — 1.6%
American Tower Corp.	5.900%	11/01/21	3,575,000	3,846,130
AT&T, Inc., CV	5.150%	11/15/46	5,475,000	6,047,482
AT&T, Inc.	4.550%	03/09/49	1,952,000	1,997,199
Verizon Communications, Inc., CV	4.329%	09/21/28	3,912,000	4,326,028
				16,216,839
Utility — 3.1%
Electric — 3.1%
Nevada Power Co.	6.750%	07/01/37	2,850,000	3,932,499
Oncor Electric Delivery Co. LLC	5.750%	03/15/29	4,725,000	5,838,098
Oncor Electric Delivery Co. LLC	4.100%	06/01/22	4,730,000	4,959,486
PSEG Power LLC	5.125%	04/15/20	9,925,000	10,128,300
Tenaska Alabama II Partners LP, 144A (a)	6.125%	03/30/23	105,643	110,419
Tenaska Virginia Partners LP, 144A (a)	6.119%	03/30/24	105,983	112,278
Virginia Electric & Power Co.	6.000%	05/15/37	3,671,000	4,738,913
Vistra Operations Co., LLC, 144A (a)	5.000%	07/31/27	2,750,000	2,844,449
				32,664,442

Total Corporate Bonds (Cost $426,618,256)				$443,926,272

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2019 |	59

Segall Bryant & Hamill Plus Bond Fund	Statement of Investments
June 30, 2019 (Unaudited)

	Coupon	Maturity	Par Value	Value
MUNICIPAL BONDS — 8.2%
California — 2.5%
California Educational Facilities Authority (c)	4.842%	10/01/48	$3,635,000	$3,946,738
City of San Francisco, California, Public Utilities Commission Water Rev.	6.000%	11/01/40	7,750,000	10,129,095
San Diego County Regional Airport Authority (c)	6.630%	07/01/40	8,430,000	8,777,991
San Diego County Regional Airport Authority	5.594%	07/01/43	3,215,000	3,606,844
				26,460,668
Louisiana — 0.4%
East Baton Rouge Sewerage Commission (c)	6.087%	02/01/45	4,200,000	4,290,174

New York — 0.7%
New York City Transitional Finance Authority	3.950%	08/01/32	6,840,000	7,358,404

Texas — 2.7%
Dallas Area Rapid Transit	4.920%	12/01/41	6,110,000	7,663,956
Dallas Independent School District (c)	6.450%	02/15/35	4,600,000	4,903,922
North Texas Tollway Authority (c)	8.910%	02/01/30	9,409,000	9,758,356
University of Texas System (c)	6.276%	08/15/41	5,250,000	5,275,987
				27,602,221
Virginia — 1.2%
Virginia Small Business Financing Authority, 144A (a)(b)(c)	4.200%	07/01/50	12,500,000	12,513,250

Washington — 0.7%
State of Washington	5.481%	08/01/39	5,275,000	6,747,938

Total Municipal Bonds (Cost $83,155,125)				$84,972,655

ASSET BACKED SECURITIES — 1.2%
Drive Auto Receivables Trust, Series 2018-1, Class B	2.880%	02/15/22	$2,820,729	$2,821,136
Drive Auto Receivables Trust, Series 2017-1, Class C	2.840%	04/15/22	1,766,025	1,767,472
John Deere Owner Trust, Series 2018-B, Class A2	2.830%	04/15/21	6,345,065	6,356,177
Sierra Timeshare Conduit Receivables Funding LLC, Series 2017-A1, Class A, 144A (a)	2.910%	03/20/34	1,165,027	1,176,331
Total Asset Backed Securities (Cost $12,093,453)				$12,121,116

COMMERCIAL MORTGAGE-BACKED SECURITIES — 2.4%
GTP Acquisition Partners I LLC, 144A (a)	3.482%	06/16/25	$10,800,000	$11,137,225
InSite Issuer LLC, Series 2016-A1, Class C, 144A (a)	6.414%	11/15/46	5,790,000	5,997,952
VB-S1 Issuer LLC, Series 2016-1A, Class F, 144A (a)	6.901%	06/15/46	7,685,000	7,992,948
Total Commercial Mortgage-Backed Securities (Cost $24,362,210)				$25,128,125

MORTGAGE-BACKED PASSTHROUGH SECURITIES — 30.7%
Fannie Mae Pool — 25.7%
Pool #AC8938	4.500%	01/01/25	$2,100,472	$2,204,772
Pool #AD4268	4.500%	03/01/25	1,334,804	1,400,977
Pool #MA3364	3.500%	05/01/33	2,391,232	2,471,274
Pool #MA3392, Series 2018	3.500%	06/01/33	8,363,656	8,643,402
Pool #MA3393, Series 2018	4.000%	06/01/33	10,544,067	11,022,522
Pool #MA3463, Series 2018	4.000%	09/01/33	5,408,597	5,656,889
Pool #725705	5.000%	08/01/34	159,524	174,165
Pool #735288	5.000%	03/01/35	855,340	934,620
Pool #MA2354, Series 2015	3.500%	08/01/35	9,760,146	10,065,537
Pool #735897	5.500%	10/01/35	617,461	681,559
Pool #745275	5.000%	02/01/36	855,349	935,093
Pool #888016	5.500%	05/01/36	1,065,701	1,180,522
Pool #190377	5.000%	11/01/36	814,077	890,028
Pool #888405	5.000%	12/01/36	168,072	183,801

See Notes to Financial Statements.

60	| www.sbhfunds.com

Segall Bryant & Hamill Plus Bond Fund	Statement of Investments
June 30, 2019 (Unaudited)

	Coupon	Maturity	Par Value	Value
Fannie Mae Pool (continued)
Pool #256526	6.000%	12/01/36	$372,063	$399,582
Pool #907772	6.000%	12/01/36	127,606	133,895
Pool #910881	5.000%	02/01/37	141,833	145,090
Pool #889108	6.000%	02/01/38	600,312	677,227
Pool #889579	6.000%	05/01/38	926,454	1,050,607
Pool #995838	5.500%	05/01/39	775,256	852,007
Pool #BM3090, Series 2017	3.500%	02/01/41	6,645,733	6,848,775
Pool #AS7367, Series 2016	3.000%	06/01/41	3,240,279	3,294,594
Pool #AS7732, Series 2016	3.000%	08/01/41	10,083,340	10,252,370
Pool #AS7887, Series 2016	3.000%	09/01/41	12,126,727	12,330,004
Pool #AL3287, Series 2013	4.500%	09/01/41	3,196,297	3,432,437
Pool #AL0933, Series 2011	5.000%	10/01/41	1,001,708	1,088,182
Pool #AL5315, Series 2014	4.000%	06/01/42	2,103,349	2,217,559
Pool #AU1628, Series 2013	3.000%	07/01/43	2,726,149	2,771,878
Pool #MA1700, Series 2013	4.500%	12/01/43	2,652,762	2,831,328
Pool #MA1917	4.500%	06/01/44	555,945	591,501
Pool #MA2005	4.500%	08/01/44	750,490	798,299
Pool #MA2145, Series 2014	4.000%	01/01/45	9,704,133	10,158,794
Pool #BM1909, Series 2017	4.000%	02/01/45	19,177,808	20,332,449
Pool #AY3374, Series 2015	3.500%	04/01/45	11,320,713	11,728,009
Pool #AS5823, Series 2015	3.500%	09/01/45	12,227,279	12,606,884
Pool #AL7911, Series 2015	3.500%	12/01/45	7,665,969	7,941,803
Pool #AS8461, Series 2016	3.500%	12/01/46	10,091,306	10,387,429
Pool #MA2956	3.000%	04/01/47	12,353,464	12,503,095
Pool #AS9663, Series 2017	4.000%	05/01/47	10,603,739	11,068,992
Pool #AS9988, Series 2017	4.500%	07/01/47	8,753,230	9,238,793
Pool #BH2597, Series 2017	4.000%	08/01/47	10,806,695	11,268,849
Pool #CA0241, Series 2017	4.000%	08/01/47	11,035,524	11,502,954
Pool #MA3182	3.500%	11/01/47	9,768,003	10,058,948
Pool #MA3305	3.500%	03/01/48	5,832,874	5,998,932
Pool #BN0340	4.500%	12/01/48	10,375,832	10,881,711
Pool #MA3564	4.500%	01/01/49	5,477,843	5,721,364
Pool #AL9242, Series 2016	3.000%	10/25/49	9,219,193	9,373,744
				266,933,246
Freddie Mac Gold Pool — 4.9%
Pool #G18708, Series 2018	4.000%	08/01/33	5,621,599	5,879,346
Pool #G08061	5.500%	06/01/35	81,041	89,282
Pool #G08079	5.000%	09/01/35	800,791	875,944
Pool #G01960	5.000%	12/01/35	269,440	294,542
Pool #A41748	5.000%	01/01/36	261,111	285,104
Pool #A42128	5.500%	01/01/36	334,030	367,549
Pool #G02064	5.000%	02/01/36	442,426	483,856
Pool #G05200	5.000%	05/01/36	1,441,300	1,577,034
Pool #G02252	5.500%	07/01/36	761,071	845,723
Pool #G02386	6.000%	11/01/36	520,729	589,888
Pool #G03189	6.500%	09/01/37	930,101	1,090,141
Pool #G08607	4.500%	09/01/44	1,693,605	1,802,838
Pool #G07961, Series 2015	3.500%	03/01/45	8,281,075	8,584,314
Pool #G67700, Series 2016	3.500%	08/01/46	7,366,768	7,672,018
Pool #Q52216	3.500%	11/01/47	7,424,466	7,644,881
Pool #Q51888, Series 2017	4.000%	11/01/47	11,879,540	12,368,052
				50,450,512
Freddie Mac Non-Gold Pool — 0.0%(d)
Pool #781958 (b)	4.604%	09/01/34	71,399	75,202

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2019 |	61

Segall Bryant & Hamill Plus Bond Fund	Statement of Investments
June 30, 2019 (Unaudited)

	Coupon	Maturity	Par Value	Value
Ginnie Mae I Pool — 0.0%(d)
Pool #550656	5.000%	09/15/35	$142,032	$155,081

Ginnie Mae II Pool — 0.1%
Pool #G24496	5.000%	07/20/39	649,412	714,488

Total Mortgage-Backed Passthrough Securities (Cost $316,993,892)				$318,328,529

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 2.1%
American Home Mortgage Investment Trust, Series 2004-4, Class 6A1 (b)(e)	6.000%	02/25/45	$2,561,952	$2,638,163
Banc of America Funding Trust, Series 2005-4, Class 1A4	5.500%	08/25/35	81,811	84,162
Banc of America Funding Trust, Series 2005-4, Class 2A4	5.500%	08/25/35	136,328	137,930
Bear Stearns Asset Backed Securities Trust, Series 2003-AC4, Class A (b)(e)	5.500%	09/25/33	3,973,743	4,058,764
CHL Mortgage Pass-Through Trust, Series 2004-HYB2, Class 5A (b)	4.609%	07/20/34	1,075,659	1,091,928
CWABS Asset-Backed Certificates Trust, Series 2005-1, Class AF6 (b)	5.030%	07/25/35	94,251	95,904
Deephaven Residential Mortgage Trust, Series 2017-3A, Class A3, 144A (a)(b)	2.813%	10/25/47	1,229,081	1,226,323
Deephaven Residential Mortgage Trust, Series 2018-A1, Class A3, 144A (a)(b)	3.202%	01/25/58	1,671,530	1,674,043
Deephaven Residential Mortgage Trust, Series 2018-2A, Class A1, 144A (a)(b)	3.479%	04/25/58	4,269,486	4,315,243
GSR Mortgage Loan Trust, Series 2005-3F, Class 2A3	6.000%	03/25/35	1,040,974	1,025,339
PHHMC Trust, Series 2007-2, Class A2 (b)	5.447%	05/18/37	656,734	666,552
Renaissance Home Equity Loan Trust, Series 2005-2, Class AF6 (b)(e)	4.781%	08/25/35	999,547	1,041,398
Sequoia Mortgage Trust, Series 2017-CH2, Class A10, 144A (a)(b)	4.000%	12/25/47	3,629,352	3,671,425
Total Residential Mortgage-Backed Securities (Cost $21,728,419)				$21,727,174

U.S. TREASURY BONDS & NOTES — 11.3%
United States Treasury	2.250%	11/15/25	$3,500,000	$3,582,304
United States Treasury	2.375%	05/15/27	10,500,000	10,848,633
United States Treasury	4.500%	02/15/36	12,000,000	15,820,781
United States Treasury	3.125%	11/15/41	19,900,000	22,251,465
United States Treasury	2.875%	05/15/43	28,150,000	30,079,815
United States Treasury	2.500%	02/15/45	35,000,000	34,827,734
Total U.S. Treasury Bonds & Notes (Cost $108,038,799)				$117,410,732

Investments at Value — 98.7% (Cost $994,490,154)				$1,024,694,603

Other Assets in Excess of Liabilities — 1.3%				13,955,963

Net Assets — 100.0%				$1,038,650,566

(a)

This security is restricted. See the table on the following page for additional information regarding each security. Included in the table are certain securities exempt from registration under Rule 144A of the Securities Act of 1933, which may be resold in transactions, normally to qualified institutional buyers.

(b)

Variable rate security. Interest rates reset periodically. The rate shown is the effective interest rate in effect as of June 30, 2019. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(c)	Security can be called and redeemed at the option of the issuer prior to the stated maturity date which is included in the Statement of Investments.
(d)	Percentage rounds to less than 0.1%.
(e)	Step bond. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at June 30, 2019.

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

62	| www.sbhfunds.com

Segall Bryant & Hamill Plus Bond Fund	Statement of Investments
June 30, 2019 (Unaudited)

Restricted Securities

Issuer Description	Coupon	Maturity Date	Acquisition Date(s)	Cost	Value	Value as a Percentage of Net Assets
Airbus Finance BV, 144A	2.700%	04/17/23	08/16/16- 12/02/16	$1,974,170	$1,973,108	0.19	%^
Alimentation Couche-Tard, Inc., 144A	3.550%	07/26/27	07/19/17- 08/18/17	5,775,394	5,889,238	0.57	%^
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 144A	4.900%	02/01/46	10/30/17	6,393,430	6,335,355	0.61	%^
Aviation Capital Group LLC, 144A	3.875%	05/01/23	12/10/18	7,243,069	7,614,276	0.73	%^
CCO Holdings LLC/CCO Holdings Capital Corp., 144A	5.875%	04/01/24	10/18/17	6,252,663	6,270,000	0.60	%^
Deephaven Residential Mortgage Trust, Series 2017-3A, Class A3, 144A	2.813%	10/25/47	11/01/17- 06/28/18	1,227,724	1,226,323	0.12	%^
Deephaven Residential Mortgage Trust, Series 2018-A1, Class A3, 144A	3.202%	01/25/58	01/26/18	1,671,523	1,674,043	0.16	%^
Deephaven Residential Mortgage Trust, Series 2018-2A, Class A1, 144A	3.479%	04/25/58	05/23/18- 01/04/19	4,262,990	4,315,243	0.42	%^
DriveTime Automotive Group, Inc./Bridgecrest Acceptance Corp., 144A	8.000%	06/01/21	04/20/16- 05/26/16	5,762,623	6,075,000	0.58	%^
First Tennessee Bank NA, 144A	3.750%		03/16/05	1,500,000	1,080,000	0.10%
FMG Resources August 2006 Pty., Ltd., 144A	4.750%	05/15/22	06/18/19	2,459,415	2,479,560	0.24	%^
FMR LLC, 144A	6.450%	11/15/39	03/27/19	3,346,843	3,477,044	0.33	%^
Grupo Bimbo SAB de CV, 144A	4.700%	11/10/47	11/07/17	3,118,183	3,201,844	0.31	%^
GTP Acquisition Partners I LLC, 144A	3.482%	06/16/25	05/20/15- 05/27/15	10,815,806	11,137,225	1.07	%^
Harley-Davidson Financial Services, Inc., 144A	4.050%	02/04/22	01/31/19	8,594,073	8,881,032	0.86	%^
Huntington Ingalls Industries, Inc., 144A	5.000%	11/15/25	08/24/17- 09/22/17	9,101,035	8,849,250	0.85	%^
InSite Issuer LLC, Series 2016-A1, Class C, 144A	6.414%	11/15/46	10/25/16- 02/12/19	5,796,242	5,997,952	0.58	%^
Lions Gate Capital Holdings LLC, 144A	5.875%	11/01/24	10/13/16- 11/03/16	4,708,960	4,817,500	0.46	%^
Massachusetts Mutual Life Insurance Co., 144A	8.875%	06/01/39	03/23/15	2,242,569	2,317,695	0.22	%^
Nexstar Broadcasting, Inc., 144A	5.625%	08/01/24	07/13/16	5,281,340	5,438,790	0.52	%^
Northwestern Mutual Life Insurance Co. (The), 144A	3.850%	09/30/47	05/23/18- 10/10/18	5,955,761	6,678,765	0.64	%^
Provident Funding Associates LP/PFG Finance Corp., 144A	6.375%	06/15/25	05/24/17- 12/13/18	4,569,592	4,441,500	0.43	%^
Sequoia Mortgage Trust, Series 2017-CH2, Class A10, 144A	4.000%	12/25/47	11/07/17- 09/19/18	3,707,723	3,671,425	0.35	%^
Sierra Timeshare Conduit Receivables Funding LLC, Series 2017-A1, Class A, 144A	2.910%	03/20/34	03/13/17	1,164,956	1,176,331	0.11	%^
Tenaska Alabama II Partners LP, 144A	6.125%	03/30/23	10/09/03- 09/04/09	106,025	110,419	0.01	%^
Tenaska Virginia Parners LP, 144A	6.119%	03/30/24	04/29/04- 06/26/14	105,961	112,278	0.01	%^
Tesco plc, 144A	6.150%	11/15/37	10/07/14	2,786,356	3,062,734	0.29	%^
VB-S1 Issuer LLC, Series 2016-1A, Class F, 144A	6.901%	06/15/46	06/08/16- 05/09/19	7,750,163	7,992,948	0.77	%^
Virginia Small Business Financing Authority, 144A	4.200%	07/01/50	12/12/18	12,500,000	12,513,250	1.20	%^
Vistra Operations Co., LLC, 144A	5.000%	07/31/27	06/17/19	2,791,208	2,844,449	0.27	%^
West Fraser Timber Co., Ltd., 144A	4.350%	10/15/24	10/07/14	10,105,000	10,481,703	1.01	%^
				$149,070,797	$152,136,280	14.65	%^

^	144A securities with a liquid trading market as determined by the Adviser under the supervision of the Board of Trustees. Such securities represent 14.55% of the Fund’s net assets as of June 30, 2019.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2019 |	63

Segall Bryant & Hamill Quality High Yield Fund	Statement of Investments
June 30, 2019 (Unaudited)

	Coupon	Maturity	Par Value	Value
CORPORATE BONDS — 94.0%
Finance — 9.1%
Health Insurance — 1.8%
Centene Corp., 144A (a)	5.375%	06/01/26	$1,000,000	$1,051,250

Mortgage Banking — 1.6%
Provident Funding Associates LP/PFG Finance Corp., 144A (a)	6.375%	06/15/25	1,000,000	940,000

Other Finance — 0.2%
Grain Spectrum Fund II, 144A (a)	3.290%	10/10/19	143,735	142,546

Real Estate Investment Trusts — 5.5%
CoreCivic, Inc.	4.125%	04/01/20	315,000	312,638
MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer, Inc.	5.625%	05/01/24	1,395,000	1,503,112
MPT Operating Partnership LP/MPT Finance Corp.	5.000%	10/15/27	1,350,000	1,390,500
				3,206,250
Industrial — 83.3%
Aerospace / Defense — 4.4%
Huntington Ingalls Industries, Inc., 144A (a)	5.000%	11/15/25	500,000	517,500
Moog, Inc., 144A (a)	5.250%	12/01/22	1,250,000	1,271,875
Oshkosh Corp.	5.375%	03/01/25	750,000	778,125
				2,567,500
Automobile Manufacturing — 2.0%
Goodyear Tire & Rubber Co.	5.000%	05/31/26	470,000	462,950
Goodyear Tire & Rubber Co.	4.875%	03/15/27	750,000	712,500
				1,175,450
Building Products — 3.2%
James Hardie International Finance DAC, 144A (a)	4.750%	01/15/25	750,000	765,000
Masco Corp.	6.500%	08/15/32	966,000	1,139,269
				1,904,269
Chemicals — 2.0%
Compass Minerals International, Inc., 144A (a)	4.875%	07/15/24	1,200,000	1,144,500

Consumer Products — 3.9%
Hanesbrands, Inc., 144A (a)	4.625%	05/15/24	1,025,000	1,064,155
Vista Outdoor, Inc.	5.875%	10/01/23	1,250,000	1,219,275
				2,283,430
Electronics — 2.8%
Amkor Technology, Inc., 144A (a)	6.625%	09/15/27	500,000	496,925
EMC Corp.	3.375%	06/01/23	1,175,000	1,168,612
				1,665,537
Healthcare Facilities / Supplies — 8.6%
DaVita, Inc.	5.125%	07/15/24	900,000	900,270
Hill-Rom Holdings, Inc., 144A (a)	5.000%	02/15/25	500,000	515,000
Hologic, Inc., 144A (a)	4.375%	10/15/25	1,000,000	1,013,750
Quintiles IMS, Inc., 144A (a)	4.875%	05/15/23	1,185,000	1,216,106
Teleflex, Inc.	5.250%	06/15/24	524,000	538,246
Teleflex, Inc.	4.875%	06/01/26	595,000	617,312
Teleflex, Inc.	4.625%	11/15/27	250,000	257,187
				5,057,871
Independent Energy — 7.1%
Anadarko Finance Co., Series B	7.500%	05/01/31	296,000	392,342
Antero Resources Corp.	5.625%	06/01/23	650,000	628,063
Diamondback Energy, Inc.	4.750%	11/01/24	1,500,000	1,539,375

See Notes to Financial Statements.

64	| www.sbhfunds.com

Segall Bryant & Hamill Quality High Yield Fund	Statement of Investments
June 30, 2019 (Unaudited)

	Coupon	Maturity	Par Value	Value
Independent Energy (continued)
Range Resources Corp.	4.875%	05/15/25	$1,850,000	$1,623,375
				4,183,155
Information / Data Technology — 3.7%
CDK Global, Inc.	5.000%	10/15/24	650,000	680,875
Iron Mountain, Inc.	6.000%	08/15/23	1,450,000	1,489,875
				2,170,750
Leisure / Entertainment — 3.0%
Royal Caribbean Cruises, Ltd.	7.500%	10/15/27	375,000	464,203
Speedway Motorsports, Inc.	5.125%	02/01/23	1,285,000	1,291,425
				1,755,628
Media - Cable — 3.9%
CCO Holdings LLC/CCO Holdings Capital Corp., 144A (a)	5.875%	04/01/24	1,200,000	1,254,000
DISH DBS Corp.	5.875%	07/15/22	1,000,000	1,015,000
				2,269,000
Media - Non-Cable — 11.3%
AMC Networks, Inc.	4.750%	12/15/22	975,000	987,246
Lamar Media Corp.	5.375%	01/15/24	1,250,000	1,285,937
Lions Gate Capital Holdings, LLC, 144A (a)	5.875%	11/01/24	1,000,000	1,025,000
Netflix, Inc.	5.750%	03/01/24	500,000	541,250
Nexstar Broadcasting, Inc., 144A (a)	5.625%	08/01/24	1,000,000	1,035,960
Nielsen Co. (Luxembourg) SARL (The), 144A (a)	5.000%	02/01/25	750,000	736,875
Sirius XM Radio, Inc., 144A (a)	5.375%	04/15/25	1,000,000	1,031,250
				6,643,518
Metals / Mining — 2.0%
FMG Resources August 2006 Pty., Ltd., 144A (a)	4.750%	05/15/22	750,000	774,863
Teck Resources, Ltd.	4.750%	01/15/22	250,000	258,918
Teck Resources, Ltd.	3.750%	02/01/23	150,000	152,590
				1,186,371
Midstream Energy — 5.6%
AmeriGas Partners LP/AmeriGas Financial Corp.	5.625%	05/20/24	1,400,000	1,491,000
Tennessee Gas Pipeline Co. LLC	8.375%	06/15/32	1,319,000	1,786,061
				3,277,061
Packaging — 3.4%
Ball Corp.	5.250%	07/01/25	700,000	757,750
Crown Americas LLC	4.250%	09/30/26	500,000	510,000
Silgan Holdings, Inc.	4.750%	03/15/25	750,000	755,625
				2,023,375
Paper & Forest Products — 1.1%
West Fraser Timber Co. Ltd., 144A (a)	4.350%	10/15/24	650,000	674,231

Refining — 1.3%
Andeavor LLC	5.375%	10/01/22	750,000	761,481

Restaurants — 1.6%
Aramark Services, Inc.	5.125%	01/15/24	900,000	924,750

Retail Stores — 2.0%
DriveTime Automotive Group, Inc./Bridgecrest Acceptance Corp., 144A (a)	8.000%	06/01/21	1,125,000	1,139,063

Services — 2.2%
Expedia Group, Inc.	5.000%	02/15/26	750,000	816,638
Service Corp. International	4.625%	12/15/27	481,000	491,221
				1,307,859
Theater Entertainment — 1.3%
Cinemark USA, Inc.	4.875%	06/01/23	750,000	759,375

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2019 |	65

Segall Bryant & Hamill Quality High Yield Fund	Statement of Investments
June 30, 2019 (Unaudited)

	Coupon	Maturity	Par Value	Value
Vehicle Parts — 5.7%
Allison Transmission, Inc., 144A (a)	5.000%	10/01/24	$1,225,000	$1,249,500
Meritor, Inc.	6.250%	02/15/24	1,250,000	1,287,500
Tenneco, Inc.	5.000%	07/15/26	1,000,000	795,000
				3,332,000
Wireless Telecommunications — 1.2%
T-Mobile USA, Inc.	6.500%	01/15/24	700,000	724,500

Utility — 1.6%
Electric — 1.6%
Vistra Operations Co. LLC, 144A (a)	5.000%	07/31/27	900,000	930,911

Total Corporate Bonds (Cost $54,454,666)				$55,201,631

COMMERCIAL MORTGAGE-BACKED SECURITIES — 3.4%
InSite Issuer LLC, Series 2016-A1, Class C, 144A (a)	6.414%	11/15/46	$850,000	$880,528
VB-S1 Issuer LLC, Series 2016-1A, Class F, 144A (a)	6.901%	06/15/46	1,095,000	1,138,878
Total Commercial Mortgage-Backed Securities (Cost $1,964,796)				$2,019,406

Investments at Value — 97.4% (Cost $56,419,462)				$57,221,037

Other Assets in Excess of Liabilities — 2.6%				1,514,158

Net Assets — 100.0%				$58,735,195

(a)

This security is restricted. See the table on the following page for additional information regarding each security. Included in the table are certain securities exempt from registration under Rule 144A of the Securities Act of 1933, which may be resold in transactions, normally to qualified institutional buyers.

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

66	| www.sbhfunds.com

Segall Bryant & Hamill Quality High Yield Fund	Statement of Investments
June 30, 2019 (Unaudited)

Restricted Securities

Issuer Description	Coupon	Maturity Date	Acquisition Date(s)	Cost	Value	Value as a Percentage of Net Assets
Allison Transmission, Inc., 144A	5.000%	10/01/24	09/14/16- 05/01/17	$1,237,677	$1,249,500	2.13	%^
Amkor Technology, Inc., 144A	6.625%	09/15/27	03/21/19- 05/29/19	493,848	496,925	0.85	%^
CCO Holdings LLC/CCO Holdings Capital Corp., 144A	5.875%	04/01/24	06/10/16- 08/05/16	1,238,755	1,254,000	2.14	%^
Centene Corp., 144A	5.375%	06/01/26	5/9/2018	1,000,000	1,051,250	1.79	%^
Compass Minerals International, Inc., 144A	4.875%	07/15/24	10/23/14- 03/18/15	1,191,023	1,144,500	1.95	%^
DriveTime Automotive Group, Inc./Bridgecrest Acceptance Corp., 144A	8.000%	06/01/21	03/10/16- 07/12/17	1,089,621	1,139,063	1.94	%^
FMG Resources August 2006 Pty., Ltd., 144A	4.750%	05/15/22	05/09/17- 06/15/17	751,073	774,863	1.32	%^
Grain Spectrum Fund II, 144A	3.290%	10/10/19	5/2/2019	143,410	142,546	0.24	%^
Hanesbrands, Inc., 144A	4.625%	05/15/24	05/03/16- 01/08/19	1,014,521	1,064,155	1.81	%^
Hill-Rom Holdings, Inc., 144A	5.000%	02/15/25	2/6/2017	500,000	515,000	0.88	%^
Hologic, Inc., 144A	4.375%	10/15/25	10/04/17- 01/17/18	1,005,872	1,013,750	1.73	%^
Huntington Ingalls Industries, Inc., 144A	5.000%	11/15/25	3/22/2019	513,983	517,500	0.88	%^
InSite Issuer LLC, Series 2016-A1, Class C, 144A	6.414%	11/15/46	10/25/16- 12/18/18	849,736	880,528	1.50	%^
James Hardie International Finance DAC, 144A	4.750%	01/15/25	11/29/17- 11/20/18	735,913	765,000	1.30	%^
Lions Gate Capital Holdings LLC, 144A	5.875%	11/01/24	10/13/2016	1,002,153	1,025,000	1.75	%^
Moog, Inc., 144A	5.250%	12/01/22	03/20/17- 11/09/17	1,277,183	1,271,875	2.17	%^
Nexstar Broadcasting, Inc., 144A	5.625%	08/01/24	07/13/16- 07/14/16	1,006,521	1,035,960	1.76	%^
Nielsen Co. (Luxembourg) SARL (The), 144A	5.000%	02/01/25	06/07/17- 11/15/17	765,734	736,875	1.25	%^
Provident Funding Associates LP/PFG Finance Corp., 144A	6.375%	06/15/25	05/24/17- 12/13/18	979,767	940,000	1.60	%^
Quintiles IMS, Inc., 144A	4.875%	05/15/23	10/20/16- 02/08/17	1,200,405	1,216,106	2.07	%^
Sirium XM Radio, Inc., 144A	5.375%	04/15/25	08/03/17	1,042,159	1,031,250	1.76	%^
VB-S1 Issuer LLC, Series 2016-1A, Class F, 144A	6.901%	06/15/46	06/08/16- 05/03/18	1,115,061	1,138,878	1.94	%^
Vistra Operations Co., LLC, 144A	5.000%	07/31/27	06/06/19- 06/17/19	908,242	930,911	1.58	%^
West Fraser Timber Co., Ltd., 144A	4.350%	10/15/24	06/20/16- 12/02/16	618,154	674,231	1.15	%^
				$21,680,811	$22,009,666	37.47%

^	144A securities with a liquid trading market as determined by the Adviser under the supervision of the Board of Trustees. Such securities represent 37.47% of the Fund’s net assets as of June 30, 2019.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2019 |	67

Segall Bryant & Hamill Municipal Opportunities Fund	Statement of Investments
June 30, 2019 (Unaudited)

	Coupon	Maturity	Par Value	Value
CORPORATE BONDS — 0.7%
Finance — 0.2%
Other Finance — 0.2%
Grain Spectrum Fund II, 144A (b)	3.290%	10/10/19	$179,669	$178,182

Industrial — 0.5%
Aerospace / Defense — 0.5%
Huntington Ingalls Industries, Inc., 144A (b)	5.000%	11/15/25	325,000	336,375

Total Corporate Bonds (Cost $518,717)				$514,557

MUNICIPAL BONDS — 93.2%
Certificate Participation — 5.1%
Lease / Rent — 5.1%
City & County of Denver Colorado (b)	5.375%	06/01/43	$3,000,000	$3,580,200

Environmental — 3.6%
Other — 3.6%
Virginia Small Business Financing Authority, 144A (a)(b)(d)	4.200%	07/01/50	2,500,000	2,502,650

General Obligation — 11.1%
Local — 10.9%
Alvin Independent School District (b)	4.000%	02/15/44	265,000	289,589
Central Platte Valley Metropolitan District (b)	5.625%	12/01/38	70,000	79,190
City of Coralville Iowa (b)	5.000%	05/01/33	150,000	154,980
City of Houston Texas (b)	5.000%	03/01/43	790,000	872,207
Fort Bend County Texas Levee District No. 6 (b)	3.000%	09/01/33	320,000	321,920
Fort Bend County Texas Municipal Utility District No. 23 (b)	4.000%	09/01/33	305,000	332,529
Fort Bend County Texas Municipal Utility District No. 25 (b)	3.000%	10/01/34	895,000	901,596
High Plains Metropolitan District (b)(c)	5.000%	12/01/35	295,000	350,569
Interstate Municipal Utility District Texas (b)	4.000%	09/01/30	410,000	444,424
Kaufman County Municipal Utility (b)(c)	5.000%	09/01/35	245,000	271,607
Northwest Harris County Texas Municipal Utility District No. 19 (b)	3.125%	10/01/30	475,000	480,273
Northwest Harris County Texas Municipal Utility District No. 19 (b)	4.000%	10/01/37	250,000	256,560
Northwood Road Texas District No.1 (b)	4.000%	08/15/29	305,000	340,679
Pearland Texas Independent School District (b)	4.000%	02/15/32	465,000	517,917
Winton Woods City Ohio School District (b)	4.000%	11/01/53	1,950,000	2,002,358
				7,616,398
State — 0.2%
State of Washington (b)	5.000%	08/01/37	120,000	141,920

Local Authority — 9.0%
Education — 1.8%
Administrators of the Tulane Educational Fund (b)	5.000%	10/01/47	170,000	180,997
University of Alabama (b)	5.700%	07/01/35	1,000,000	1,030,920
				1,211,917
Healthcare — 1.5%
City of Jackson Tennessee	3.761%	04/01/20	300,000	302,553
City of Jackson Tennessee	3.932%	04/01/21	300,000	307,152
Denver Health & Hospital Authority (b)	4.900%	12/01/24	410,000	432,931
				1,042,636
Other — 0.2%
New Hope Cultural Education Facilities Finance Corp., 144A (a)	5.000%	08/15/19	140,000	140,098

Public Services — 2.3%
New York City Transportation Finance Authority Future Tax Secured Rev.	4.587%	08/01/22	1,510,000	1,621,483

See Notes to Financial Statements.

68	| www.sbhfunds.com

Segall Bryant & Hamill Municipal Opportunities Fund	Statement of Investments
June 30, 2019 (Unaudited)

	Coupon	Maturity	Par Value	Value
Tax — 0.3%
County of Pitkin Colorado (b)	6.689%	12/01/30	$200,000	$211,666

Transportation — 2.9%
North Texas Tollway Authority (b)	8.910%	02/01/30	1,800,000	1,866,834
San Diego County Regional Airport Authority (b)	6.628%	07/01/40	140,000	145,779
				2,012,613
Revenue — 64.4%
Education — 7.6%
California Educational Facilities Authority (b)(d)	3.250%	12/01/35	25,000	25,010
California Educational Facilities Authority (b)(d)	5.000%	10/01/46	1,500,000	1,750,725
Harris County Cultural Education Facilities Finance Corp. (b)	4.000%	11/15/30	300,000	332,943
Illinois Finance Authority (b)	5.000%	10/01/30	40,000	47,717
Massachusetts State Development Finance Agency (b)	4.000%	09/01/49	1,200,000	1,239,936
Miami-Dade County Educational Facilities Authority (b)	5.000%	04/01/31	20,000	22,942
Ohio Higher Educational Facility Commission (b)(d)	2.500%	12/01/34	300,000	299,763
Pennsylvania State Higher Education Facilities Authority (b)(d)	2.250%	08/15/41	170,000	169,048
Pennsylvania State Higher Education Facilities Authority (b)(d)	2.500%	10/01/45	1,055,000	1,055,696
Tulsa Industrial Authority	4.000%	10/01/21	200,000	204,740
Washington State Higher Education Facilities Authority (b)	5.250%	04/01/43	175,000	193,228
				5,341,748
Healthcare — 22.1%
Capital Trust Agency, Inc.	3.750%	07/01/23	220,000	222,134
Chattanooga Tennessee Health, Educational & Housing Facility (b)	5.250%	01/01/40	2,755,000	3,041,961
Chattanooga Tennessee Health, Educational & Housing Facility (b)	5.250%	01/01/45	15,000	16,534
City of Lakeland Florida (b)	5.000%	11/15/29	50,000	59,635
City of Lakeland Florida (b)	5.000%	11/15/45	100,000	111,123
Colorado Health Facilities Authority	5.000%	01/01/20	15,000	15,205
Colorado Health Facilities Authority	5.000%	01/01/22	60,000	63,862
Colorado Health Facilities Authority (b)	5.000%	01/01/23	50,000	53,068
Colorado Health Facilities Authority (b)	5.000%	01/01/25	60,000	63,416
Colorado Health Facilities Authority (b)	5.250%	02/01/31	225,000	237,503
Colorado Health Facilities Authority (b)	5.250%	02/01/33	40,000	42,103
Colorado Health Facilities Authority (b)	5.375%	10/01/37	25,000	28,433
Colorado Health Facilities Authority (b)	5.000%	05/15/39	1,000,000	1,054,910
Colorado Health Facilities Authority (b)	5.000%	02/01/41	445,000	464,731
Colorado Health Facilities Authority (b)	5.000%	12/01/42	1,065,000	1,125,364
Colorado Health Facilities Authority (b)	5.250%	01/01/45	65,000	71,648
Colorado Health Facilities Authority (b)	5.000%	05/15/48	600,000	629,400
Illinois Finance Authority (b)	5.000%	11/15/34	130,000	147,593
Illinois Finance Authority (b)	4.250%	05/15/41	375,000	387,394
Illinois Finance Authority (b)	5.000%	02/15/45	100,000	112,838
Illinois Finance Authority (b)	4.000%	06/01/47	85,000	87,306
Kentucky State Economic Development Finance Authority	2.700%	05/01/39	25,000	25,545
Louisiana Public Facilities Authority (b)	5.500%	11/01/40	300,000	307,917
Maricopa County Arizona Senior Living Facilities (b)	4.500%	01/01/39	450,000	478,989
Orange County Health Facilities Authority(b)	5.000%	10/01/42	800,000	850,464
Richmond County Hospital Authority (b)	4.000%	01/01/34	1,000,000	1,080,960
South Dakota Health & Educational Facilities Authority (b)	5.000%	11/01/35	1,005,000	1,155,710
Washington State Health Care Facilities Authority (b)	5.000%	02/01/41	1,395,000	1,456,854
Washington State Health Care Facilities Authority (b)	5.250%	01/01/40	45,000	49,687
Wisconsin Health Care Facilities Authority (b)	5.000%	12/15/39	1,815,000	2,025,195
				15,467,482

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2019 |	69

Segall Bryant & Hamill Municipal Opportunities Fund	Statement of Investments
June 30, 2019 (Unaudited)

	Coupon	Maturity	Par Value	Value
Industrial Development — 2.4%
City of Minneapolis Minnesota (b)	4.000%	06/01/28	$115,000	$126,740
Love Field Airport Modernization Corp. (b)	5.250%	11/01/40	1,475,000	1,532,923
				1,659,663
Lease / Rent — 1.5%
Hamilton Community Authority (b)	4.000%	10/15/46	990,000	1,049,638

Other — 0.1%
Colorado Education & Cultural Facilities Authority (b)	4.000%	12/01/38	50,000	51,931

Public Services — 1.9%
Michigan Strategic Fund (b)	5.250%	10/15/40	900,000	1,045,674
Park Creek Metropolitan District (b)	5.000%	12/01/35	275,000	315,450
				1,361,124
Tax — 4.6%
City of Williston North Dakota (b)	3.200%	07/15/24	515,000	520,706
Jamestown Park District (b)	4.000%	07/01/33	1,000,000	1,064,490
Southwest Houston Texas Redevelopment Authority (b)	4.000%	09/01/40	1,350,000	1,439,789
Village Community Development District No. 5	3.125%	05/01/22	170,000	174,973
				3,199,958
Transportation — 16.0%
Arizona Industrial Development Authority (b)	5.000%	05/01/33	500,000	577,135
Arizona Industrial Development Authority (b)	5.000%	05/01/48	375,000	421,117
Central Texas Regional Mobility Authority (b)	5.000%	01/01/33	390,000	426,500
Central Texas Regional Mobility Authority (b)	5.000%	01/01/45	635,000	712,165
Central Texas Turnpike System (b)	5.000%	08/15/30	120,000	136,406
Fort Bend Grand Parkway Toll Road Authority (b)	4.000%	03/01/46	965,000	999,750
Mid-Bay Bridge Authority (b)	5.000%	10/01/35	1,180,000	1,332,421
Ohio Turnpike & Infrastructure Commission (b)	5.000%	02/15/48	890,000	973,420
Pennsylvania Turnpike Commission (b)	5.000%	12/01/45	1,025,000	1,175,491
Regional Transportation District (b)	5.250%	07/15/24	500,000	513,920
Regional Transportation District (b)	6.000%	01/15/26	345,000	357,272
Regional Transportation District (b)	6.000%	01/15/34	1,000,000	1,035,570
Virginia Small Business Financing Authority (b)	5.000%	01/01/40	200,000	211,732
Wayne County Airport Authority (b)	5.000%	12/01/40	2,000,000	2,320,580
				11,193,479
Utilities — 8.2%
Central Plains Energy Project (b)	5.000%	09/01/42	1,175,000	1,273,865
East Baton Rouge Sewerage Commission (b)	5.000%	02/01/39	1,845,000	2,111,492
Rapid City South Dakota Water Revenue (b)	4.000%	11/01/37	775,000	838,473
Texas Municipal Power Agency (b)	5.000%	09/01/47	500,000	517,605
West Virginia Economic Development Authority (d)	3.000%	06/01/37	1,000,000	1,014,240
				5,755,675

Total Municipal Bonds (Cost $63,966,690)				$65,162,279

See Notes to Financial Statements.

70	| www.sbhfunds.com

Segall Bryant & Hamill Municipal Opportunities Fund	Statement of Investments
June 30, 2019 (Unaudited)

	Coupon	Maturity	Par Value	Value
ASSET BACKED SECURITIES — 1.4%
US Credit Card, Series 2017-1, Class A (Cost $994,362)	1.930%	09/15/22	$1,000,000	$997,932

Investments at Value — 95.3% (Cost $65,479,769)				66,674,768

Other Assets in Excess of Liabilities — 4.7%				$3,257,891

Net Assets — 100.0%				$69,932,659

(a)

This security is restricted. See the table on the following page for additional information regarding each security. Included in the table are certain securities exempt from registration under Rule 144A of the Securities Act of 1933, which may be resold in transactions, normally to qualified institutional buyers.

(b)	Security can be called and redeemed at the option of the issuer prior to the stated maturity date which is included in the Statement of Investments.

(c)	This security is insured. In the event of a default by the bond issuer, the insurer, as noted in the security description, guarantees scheduled principal and interest payments will be made when due.

(d)

Variable rate security. Interest rates reset periodically. The rate shown is the effective interest rate in effect as of June 30, 2019. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

Restricted Securities

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Value	Value as a Percentage of Net Assets
Grain Spectrum Fund II, 144A	3.290%	10/10/19	05/29/19	$179,085	$178,182	0.25	%^
Huntington Ingalls Industries, Inc., 144A	5.000%	11/15/25	04/12/18	339,632	336,375	0.48	%^
New Hope Cultural Education Facilities Finance Corp, 144A	5.000%	08/15/19	05/25/17	140,000	140,098	0.20	%^
Virginia Small Business Financing Authority, 144A	4.200%	07/01/50	12/12/18	2,500,000	2,502,650	3.58	%^
				$3,158,717	$3,157,305	4.51%

^	144A securities with a liquid trading market as determined by the Adviser under the supervision of the Board of Trustees. Such securities represent 4.51% of the Fund’s net assets as of June 30, 2019.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2019 |	71

Segall Bryant & Hamill Colorado Tax Free Fund	Statement of Investments
June 30, 2019 (Unaudited)

	Coupon	Maturity	Par Value	Value
MUNICIPAL BONDS — 92.6%
Certificate Participation — 8.9%
Healthcare — 1.1%
Denver Health & Hospital Authority (a)	5.000%	12/01/30	$350,000	$418,183
Denver Health & Hospital Authority (a)	5.000%	12/01/31	350,000	414,718
Denver Health & Hospital Authority (a)	5.000%	12/01/32	225,000	264,668
Denver Health & Hospital Authority (a)	5.000%	12/01/33	240,000	282,185
Denver Health & Hospital Authority (a)	5.000%	12/01/48	1,900,000	2,169,724
				3,549,478
Lease / Rent — 7.8%
City & County of Denver Colorado (c)	5.250%	05/01/20	680,000	702,222
City & County of Denver Colorado (a)	5.375%	06/01/43	7,000,000	8,353,800
City of Aurora Colorado (a)	5.000%	12/01/34	450,000	537,188
City of Aurora Colorado (a)	5.000%	12/01/35	615,000	732,059
Denver City & County School District No. 1 (a)	5.000%	12/01/33	3,700,000	3,897,284
Denver City & County School District No. 1 (a)	5.000%	12/01/36	3,980,000	4,186,840
Grand Junction Colorado Cops (a)	4.000%	12/01/35	550,000	617,018
Pueblo County School District No. 70	2.100%	01/15/20	215,000	215,696
Pueblo County School District No. 70 (a)	2.375%	01/15/21	270,000	270,435
State of Colorado (a)	4.000%	03/15/30	850,000	900,549
State of Colorado Department of Transportation (a)	5.000%	06/15/41	1,005,000	1,007,362
Town of Firestone Colorado (a)	5.000%	12/01/42	3,000,000	3,492,570
				24,913,023
Escrow to Maturity — 0.0%(f)
Education — 0.0% (f)
Colorado Educational & Cultural Facilities Authority	5.000%	10/01/19	115,000	116,029

General Obligation — 17.4%
Local — 16.3%
Anthem West Metropolitan District, BAM (a)(c)	5.000%	12/01/35	1,165,000	1,349,070
Arapahoe County School District No. 6 Littleton Colorado (a)	5.500%	12/01/43	5,000,000	6,311,150
Beacon Point Metropolitan District (a)	5.000%	12/01/30	1,000,000	1,178,540
BNC Metropolitan District No. 1, BAM (a)(c)	5.000%	12/01/32	360,000	429,073
BNC Metropolitan District No. 1, BAM (a)(c)	5.000%	12/01/37	545,000	639,149
Bradburn Metropolitan District No 2	4.000%	12/01/28	500,000	502,560
Bradburn Metropolitan District No. 2 (a)	5.000%	12/01/38	600,000	635,550
Broadway Station Metropolitan District No. 2 (a)	5.125%	12/01/48	1,975,000	2,056,350
Bromley Park Metropolitan District No 2 (a)	6.375%	12/15/47	1,000,000	1,022,750
Bromley Park Metropolitan District No. 2 (a)	4.000%	12/01/47	2,500,000	2,670,000
Central Platte Valley Metropolitan District (a)	5.500%	12/01/29	750,000	859,297
Central Platte Valley Metropolitan District (a)	5.375%	12/01/33	1,600,000	1,811,312
Central Platte Valley Metropolitan District (a)	6.000%	12/01/38	1,000,000	1,155,040
Central Platte Valley Metropolitan District (a)	5.000%	12/01/43	3,500,000	3,721,725
Copperleaf Metropolitan District No. 2 (a)	5.750%	12/01/45	2,000,000	2,097,200
Cornerstar Metropolitan District (a)	5.125%	12/01/37	1,000,000	1,049,780
Cottonwood Highlands Metropolitan District No. 1, 144A (a)(e)	5.000%	12/01/49	900,000	921,816
Cross Creek Metropolitan District No. 2, AGM (a)(c)	5.000%	12/01/34	2,480,000	3,023,244
Douglas County School District No. Re-1 Douglas & Elbert Counties	0.000%	12/15/22	1,660,000	1,571,074
Eagle Shadow Metropolitan District No. 1 (a)	5.000%	11/15/32	500,000	537,185
Eaton Area Park & Recreation District (a)	5.500%	12/01/30	470,000	503,426
Fossil Ridge Metropolitan District No. 3 (a)	5.000%	12/01/36	2,000,000	2,054,400
Fossil Ridge Metropolitan District No. 3 (a)	5.000%	12/01/44	1,000,000	1,021,670
Grand River Hospital District (a)(c)	5.250%	12/01/32	1,000,000	1,223,640
Grand River Hospital District (a)(c)	5.250%	12/01/33	1,000,000	1,216,550
High Plains Metropolitan District (a)(c)	5.000%	12/01/35	500,000	594,185
Larimer County Colorado School District No. R-1 Poudre (a)	5.000%	12/15/30	155,000	196,219

See Notes to Financial Statements.

72	| www.sbhfunds.com

Segall Bryant & Hamill Colorado Tax Free Fund	Statement of Investments
June 30, 2019 (Unaudited)

	Coupon	Maturity	Par Value	Value
Local (continued)
Sand Creek County Metropolitan District (a)	4.000%	12/01/35	$380,000	$426,900
SBC Metropolitan District (a)(c)	5.000%	12/01/34	205,000	243,175
Serenity Ridge Metropolitan District No. 2 (a)	5.125%	12/01/43	725,000	754,196
Sierra Ridge Metropolitan District No. 2 (a)	5.500%	12/01/46	1,000,000	1,037,320
Sterling Hills West Metropolitan District (a)	5.000%	12/01/39	750,000	848,873
Tallyns Reach Metropolitan District No. 3	4.000%	12/01/21	1,205,000	1,269,371
Tallyns Reach Metropolitan District No. 3, Series AD VALOREM PROPERTY TAX (a)	6.750%	11/01/38	1,720,000	1,746,454
Thornton Development Authority	5.000%	12/01/24	440,000	512,925
Thornton Development Authority (a)	5.000%	12/01/25	325,000	380,406
Thornton Development Authority (a)	5.000%	12/01/26	425,000	496,787
Vista Ridge Metropolitan District, BAM (a)(c)	5.000%	12/01/27	485,000	576,170
Vista Ridge Metropolitan District, BAM (a)(c)	5.000%	12/01/28	750,000	887,475
Vista Ridge Metropolitan District, BAM (a)(c)	5.000%	12/01/31	1,250,000	1,456,000
Wheatlands Metropolitan District, BAM (a)(c)	5.000%	12/01/30	1,000,000	1,177,880
				52,165,887
State — 1.1%
Commonwealth of Puerto Rico, AGM (a)(c)	5.500%	07/01/19	1,630,000	1,630,000
Commonwealth of Puerto Rico, AGM (a)(c)	5.250%	07/01/20	1,800,000	1,855,656
Commonwealth of Puerto Rico, AGM (a)(c)	5.250%	07/01/24	100,000	106,413
				3,592,069
Local Authority — 9.8%
Education — 0.6%
State of Colorado	2.658%	09/01/20	2,070,000	2,085,256

Housing — 1.4%
Colorado Housing & Finance Authority	2.500%	04/01/20	845,000	847,476
Colorado Housing & Finance Authority	2.625%	10/01/20	715,000	719,454
Colorado Housing & Finance Authority	2.900%	11/01/20	510,000	515,187
Colorado Housing & Finance Authority	2.750%	04/01/21	1,690,000	1,706,494
Colorado Housing & Finance Authority	2.800%	10/01/21	550,000	557,134
				4,345,745
Lease / Rent — 2.6%
Aspen Public Facilities Authority, AGM (a)(c)	5.880%	09/01/32	880,000	882,710
Denver City & County School District No. 1	2.018%	12/15/19	1,460,000	1,459,066
Denver City & County School District No. 1	2.168%	12/15/20	2,000,000	2,004,140
Denver City & County School District No. 1	2.598%	12/15/21	1,250,000	1,264,500
Denver City & County School District No. 1	2.798%	12/15/22	1,500,000	1,533,420
State of Colorado (a)(b)	7.017%	03/15/31	1,000,000	1,080,910
				8,224,746
Local — 0.6%
Arapahoe County Water & Wastewater Public Improvement District (a)	6.480%	12/01/39	1,500,000	1,524,435
Garfield County School District No. RE2 (a)	3.050%	12/01/26	500,000	511,205
				2,035,640
Public Services — 0.5%
City & County of Denver Colorado	3.293%	08/01/24	1,500,000	1,576,920

Recreation — 0.9%
Hyland Hills Park & Recreation District	1.700%	12/15/19	425,000	423,440
Hyland Hills Park & Recreation District	2.000%	12/15/20	150,000	149,547
Hyland Hills Park & Recreation District	2.150%	12/15/21	135,000	134,679
Park Creek Metropolitan District	2.850%	12/01/21	500,000	505,675
Park Creek Metropolitan District	3.150%	12/01/23	405,000	417,591
Park Creek Metropolitan District	3.300%	12/01/24	425,000	443,220
Park Creek Metropolitan District	3.450%	12/01/25	500,000	527,720

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2019 |	73

Segall Bryant & Hamill Colorado Tax Free Fund	Statement of Investments
June 30, 2019 (Unaudited)

	Coupon	Maturity	Par Value	Value
Recreation (continued)
Park Creek Metropolitan District (a)	3.600%	12/01/26	$300,000	$317,571
				2,919,443
Tax — 0.7%
Park Creek Metropolitan District	3.200%	12/01/19	250,000	250,817
Park Creek Metropolitan District	3.550%	12/01/22	665,000	690,689
Park Creek Metropolitan District	3.650%	12/01/23	805,000	846,788
Park Creek Metropolitan District	3.800%	12/01/24	440,000	469,951
				2,258,245
Utilities — 2.5%
Arapahoe County Water & Wastewater Authority (a)	6.680%	12/01/39	1,000,000	1,017,450
City of Colorado Springs Colorado Utilities System Revenue	4.949%	11/15/24	4,000,000	4,351,000
Colorado State Water Resources & Power Development Authority (a)	5.900%	09/01/35	2,500,000	2,605,775
				7,974,225
Revenue — 56.5%
Education — 4.4%
Colorado Educational & Cultural Facilities Authority (a)	4.000%	03/01/33	1,125,000	1,251,022
Colorado Educational & Cultural Facilities Authority (a)	5.000%	05/01/35	3,145,000	3,459,343
Colorado Educational & Cultural Facilities Authority (a)	5.000%	10/01/36	1,500,000	1,742,790
Colorado School of Mines (1MO LIBOR + 50) (a)(d)	2.165%	02/01/23	4,925,000	4,923,178
Colorado School of Mines (a)	5.000%	12/01/29	75,000	92,467
Colorado School of Mines (a)	5.000%	12/01/29	275,000	339,529
Colorado School of Mines (a)	5.000%	12/01/30	325,000	398,798
Colorado School of Mines (a)	5.000%	12/01/31	360,000	439,621
Colorado School of Mines (a)	4.000%	12/01/37	225,000	246,321
Metropolitan State University of Denver (a)	4.000%	12/01/28	715,000	808,172
University of Colorado (a)	4.000%	06/01/32	300,000	338,316
				14,039,557
Healthcare — 16.6%
Aspen Valley Hospital District (a)	5.000%	10/15/30	1,650,000	1,778,337
Colorado Health Facilities Authority	4.000%	01/01/21	255,000	261,648
Colorado Health Facilities Authority	4.000%	09/01/21	255,000	267,974
Colorado Health Facilities Authority	4.000%	01/01/22	265,000	276,003
Colorado Health Facilities Authority	5.000%	06/01/22	750,000	816,345
Colorado Health Facilities Authority	5.000%	02/01/23	500,000	527,670
Colorado Health Facilities Authority	5.000%	05/15/23	370,000	412,679
Colorado Health Facilities Authority	5.000%	05/15/24	575,000	655,770
Colorado Health Facilities Authority (a)	5.250%	07/01/24	1,000,000	1,002,920
Colorado Health Facilities Authority (a)	5.000%	12/01/24	1,000,000	1,101,640
Colorado Health Facilities Authority	5.000%	05/15/25	790,000	919,268
Colorado Health Facilities Authority	5.000%	05/15/26	540,000	640,089
Colorado Health Facilities Authority (a)	3.125%	05/15/27	1,250,000	1,253,975
Colorado Health Facilities Authority (a)	5.000%	05/15/28	535,000	641,963
Colorado Health Facilities Authority (a)	5.000%	05/15/29	425,000	507,386
Colorado Health Facilities Authority (a)	4.000%	05/15/29	1,695,000	1,899,603
Colorado Health Facilities Authority (a)	5.000%	09/01/29	1,000,000	1,165,030
Colorado Health Facilities Authority (a)	5.000%	12/01/29	1,010,000	1,203,940
Colorado Health Facilities Authority (a)	5.000%	05/15/30	500,000	575,425
Colorado Health Facilities Authority (a)	5.000%	05/15/30	710,000	842,635
Colorado Health Facilities Authority (a)	5.250%	02/01/31	2,495,000	2,633,647
Colorado Health Facilities Authority (a)	5.000%	05/15/31	1,155,000	1,358,638
Colorado Health Facilities Authority (a)	5.000%	06/01/31	1,250,000	1,473,138
Colorado Health Facilities Authority (a)	5.000%	05/15/32	1,650,000	1,935,483
Colorado Health Facilities Authority (a)	5.000%	06/01/32	1,750,000	2,054,063
Colorado Health Facilities Authority (a)	5.000%	10/01/32	500,000	544,040
Colorado Health Facilities Authority (a)	4.000%	05/15/35	350,000	377,433

See Notes to Financial Statements.

74	| www.sbhfunds.com

Segall Bryant & Hamill Colorado Tax Free Fund	Statement of Investments
June 30, 2019 (Unaudited)

	Coupon	Maturity	Par Value	Value
Healthcare (continued)
Colorado Health Facilities Authority (a)	5.000%	05/15/39	$1,045,000	$1,102,381
Colorado Health Facilities Authority (a)	5.000%	01/01/40	7,000,000	7,112,490
Colorado Health Facilities Authority (a)	5.000%	05/15/40	1,000,000	1,116,860
Colorado Health Facilities Authority (a)	5.000%	02/01/41	1,355,000	1,415,081
Colorado Health Facilities Authority (a)	2.800%	05/15/42	2,925,000	3,023,221
Colorado Health Facilities Authority (a)	5.250%	01/01/45	1,010,000	1,113,303
Colorado Health Facilities Authority (a)	5.000%	05/15/48	3,290,000	3,451,210
Denver Health & Hospital Authority (3MO LIBOR + 110) (a)(d)	2.859%	12/01/33	2,255,000	2,229,564
Denver Health & Hospital Authority (a)	5.000%	12/01/39	1,500,000	1,631,535
University of Colorado (a)	5.000%	11/15/36	2,470,000	2,701,908
University of Colorado Hospital Authority (a)	4.000%	11/15/42	1,250,000	1,298,113
				53,322,408
Housing — 3.5%
Colorado Housing & Finance Authority	1.700%	11/01/20	1,755,000	1,759,089
Colorado Housing & Finance Authority	1.750%	05/01/21	1,780,000	1,786,889
Colorado Housing & Finance Authority	1.800%	11/01/21	1,715,000	1,723,609
Colorado Housing & Finance Authority (d)	2.150%	01/01/38	6,000,000	6,014,280
				11,283,867
Industrial Development — 0.2%
Colorado Health Facilities Authority, Series HLTH, HOSP, NURSHOME REV,	5.000%	02/01/22	200,000	213,180
Colorado Health Facilities Authority, Series HLTH, HOSP, NURSHOME REV,	5.000%	02/01/23	520,000	565,651
				778,831
Lease / Rent — 1.9%
Regional Transportation District (a)	4.375%	06/01/39	4,000,000	4,281,800
Regional Transportation District (a)	4.500%	06/01/44	1,555,000	1,669,339
				5,951,139
Other — 6.7%
Colorado Educational & Cultural Facilities Authority	4.000%	04/01/22	95,000	97,186
Colorado Educational & Cultural Facilities Authority	5.000%	11/15/24	435,000	495,335
Colorado Educational & Cultural Facilities Authority, 144A (a)(e)	4.125%	07/01/26	625,000	644,600
Colorado Educational & Cultural Facilities Authority, 144A (e)	3.750%	07/01/26	1,000,000	1,022,880
Colorado Educational & Cultural Facilities Authority (a)	5.000%	05/15/29	2,600,000	3,095,820
Colorado Educational & Cultural Facilities Authority (a)	5.000%	08/15/30	750,000	851,767
Colorado Educational & Cultural Facilities Authority (a)	5.000%	11/01/30	500,000	576,510
Colorado Educational & Cultural Facilities Authority (a)	5.000%	11/15/31	1,000,000	1,119,300
Colorado Educational & Cultural Facilities Authority (a)	5.000%	12/01/31	1,500,000	1,699,605
Colorado Educational & Cultural Facilities Authority (a)	5.000%	12/15/31	715,000	837,537
Colorado Educational & Cultural Facilities Authority (a)	5.000%	10/01/32	1,340,000	1,513,275
Colorado Educational & Cultural Facilities Authority (a)	5.000%	10/01/34	1,975,000	2,198,432
Colorado Educational & Cultural Facilities Authority (a)	5.000%	06/01/36	1,580,000	1,812,671
Colorado Educational & Cultural Facilities Authority, 144A (a)(e)	5.000%	07/01/36	1,000,000	1,061,140
Colorado Educational & Cultural Facilities Authority (a)	5.000%	07/01/36	1,000,000	1,129,050
Colorado Educational & Cultural Facilities Authority (a)	5.000%	08/01/36	1,140,000	1,306,201
Colorado Educational & Cultural Facilities Authority, 144A (a)(e)	5.000%	09/01/36	1,000,000	1,016,950
Colorado Educational & Cultural Facilities Authority, Series CHARTER SCHOOL AID (a)	5.625%	01/15/44	470,000	500,386
Colorado Educational & Cultural Facilities Authority, 144A (a)(e)	5.000%	09/01/46	500,000	505,585
				21,484,230
Public Services — 6.6%
Cherry Creek Corporate Center Metropolitan District (a)	5.000%	06/01/37	750,000	764,798
City & County of Denver Colorado (a)	0.000%	08/01/30	500,000	370,605
City & County of Denver Colorado (a)	0.000%	08/01/35	2,800,000	1,631,252
City & County of Denver Colorado (a)	0.000%	08/01/36	2,550,000	1,408,238
City & County of Denver Colorado (a)	0.000%	08/01/37	3,910,000	2,045,673
City & County of Denver Colorado (a)	5.000%	08/01/48	4,000,000	4,672,920
Park Creek Metropolitan District (a)	5.000%	12/01/26	730,000	863,181

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2019 |	75

Segall Bryant & Hamill Colorado Tax Free Fund	Statement of Investments
June 30, 2019 (Unaudited)

	Coupon	Maturity	Par Value	Value
Public Services (continued)
Park Creek Metropolitan District (a)	5.000%	12/01/27	$620,000	$730,850
Park Creek Metropolitan District (a)	5.000%	12/01/36	300,000	343,263
Park Creek Metropolitan District (a)	5.000%	12/01/37	325,000	368,917
Park Creek Metropolitan District (a)	5.000%	12/01/41	1,500,000	1,686,990
Park Creek Metropolitan District (a)	5.000%	12/01/45	550,000	613,487
Park Creek Metropolitan District (a)	5.000%	12/01/46	3,750,000	4,237,687
Plaza Metropolitan District No. 1, 144A (e)	5.000%	12/01/22	1,500,000	1,616,850
				21,354,711
Recreation — 1.3%
City & County of Denver Colorado Golf Revenue (a)	5.000%	09/01/19	500,000	501,495
Denver Convention Center Hotel Authority (a)	5.000%	12/01/31	1,500,000	1,734,735
Denver Convention Center Hotel Authority (a)	5.000%	12/01/32	500,000	579,570
Denver Convention Center Hotel Authority (a)	5.000%	12/01/33	500,000	579,195
Hyland Hills Park & Recreation District	2.000%	12/15/21	250,000	253,115
Hyland Hills Park & Recreation District	2.000%	12/15/22	300,000	304,509
Hyland Hills Park & Recreation District	3.000%	12/15/23	200,000	211,990
				4,164,609
Tax — 2.2%
City of Commerce Colorado, AGM (a)(c)	5.000%	08/01/28	600,000	692,808
City of Commerce Colorado, AGM (a)(c)	4.250%	08/01/40	1,155,000	1,229,243
City of Commerce Colorado Sales & Use Tax (a)	5.000%	08/01/36	1,945,000	2,255,519
City of Idaho Springs Colorado Sales Tax Revenue, AGM (a)(c)	5.000%	12/01/33	490,000	583,115
City of Idaho Springs Colorado Sales Tax Revenue, AGM (a)(c)	5.000%	12/01/34	525,000	622,765
Thornton Development Authority (a)	5.000%	12/01/30	500,000	579,710
Thornton Development Authority (a)	5.000%	12/01/31	1,000,000	1,157,290
				7,120,450
Transportation — 10.7%
Auraria Higher Education Center, AGM (a)(c)	4.000%	04/01/29	3,500,000	3,863,475
City & County of Denver Colorado Airport System Revenue (1MO LIBOR + 86) (a)(d)	2.600%	11/15/31	4,365,000	4,366,964
Colorado Bridge Enterprise	4.000%	12/31/24	1,610,000	1,774,236
Colorado Bridge Enterprise (a)	4.000%	12/31/28	2,760,000	3,112,700
Colorado Bridge Enterprise (a)	4.000%	06/30/29	4,525,000	5,088,363
Colorado High Performance Transportation Enterprise (a)	5.000%	12/31/47	1,600,000	1,750,880
E-470 Public Highway Authority (1MO LIBOR + 105) (a)(d)	2.709%	09/01/39	1,000,000	1,007,770
Grand Junction Regional Airport Authority (a)(c)	5.000%	12/01/31	1,155,000	1,360,717
Regional Transportation District (a)	6.000%	01/15/26	800,000	828,456
Regional Transportation District (a)	6.000%	01/15/34	4,000,000	4,142,280
Regional Transportation District (a)	6.000%	01/15/41	6,830,000	7,072,943
				34,368,784
Utilities — 2.4%
Centennial Water & Sanitation District (a)	5.250%	12/01/48	6,000,000	7,417,080
Puerto Rico Electric Power Authority (3MO LIBOR + 52) (a)(c)(d)	2.257%	07/01/29	400,000	395,000
				7,812,080

Investments at Value — 92.6% (Cost $290,237,602)				$297,437,372

Other Assets in Excess of Liabilities — 7.4%				23,928,177

Net Assets — 100.0%				$321,365,549

(a)	Security can be called and redeemed at the option of the issuer prior to the stated maturity date which is included in the Statement of Investments.

(b)	This security is prerefunded in advance of the next call date.

(c)	This security is insured. In the event of a default by the bond issuer, the insurer, as noted in the security description, guarantees scheduled principal and interest payments will be made when due.

See Notes to Financial Statements.

76	| www.sbhfunds.com

Segall Bryant & Hamill Colorado Tax Free Fund	Statement of Investments
June 30, 2019 (Unaudited)

(d)

Variable rate security. Interest rates reset periodically. The rate shown is the effective interest rate in effect as of June 30, 2019. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(e)

This security is restricted. See the table below for additional information regarding each security. Included in the table are certain securities exempt from registration under Rule 144A of the Securities Act of 1933, which may be resold in transactions, normally to qualified institutional buyers.

(f)	Amount rounds to less than 0.1%.

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

Restricted Securities

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Value	Value as a Percentage of Net Assets
Colorado Educational & Cultural Facilities Authority, 144A	5.000%	07/01/36	08/11/16	$1,042,184	$1,061,140	0.33	%^
Colorado Educational & Cultural Facilities Authority, 144A	5.000%	09/01/36	09/01/16	1,012,724	1,016,950	0.32	%^
Colorado Educational & Cultural Facilities Authority, 144A	5.000%	09/01/46	09/09/16	507,864	505,585	0.16	%^
Colorado Educational & Cultural Facilities Authority, 144A	4.125%	07/01/26	05/15/15	625,000	644,600	0.20	%^
Colorado Educational & Cultural Facilities Authority, 144A	3.750%	07/01/26	07/24/17	988,673	1,022,880	0.32	%^
Cottonwood Highlands Metropolitan District No. 1, 144A	5.000%	12/01/49	05/10/19	914,780	921,816	0.29	%^
Plaza Metropolitan District No. 1, 144A	5.000%	12/01/22	01/23/13- 03/22/18	1,572,750	1,616,850	0.50	%^
				$6,663,975	$6,789,821	2.11%

^	144A securities with a liquid trading market as determined by the Adviser under the supervision of the Board of Trustees. Such securities represent 2.11% of the Fund’s net assets as of June 30, 2019.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2019 |	77

Segall Bryant & Hamill Funds	Statement of Investments
June 30, 2019 (Unaudited)

COMMON ABBREVIATIONS

AB	Aktiebolag is the Swedish equivalent of the term corporation.
ADR	American Depositary Receipt.
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
AGM	Assured Guaranty Municipal
AS	Andonim Sirketi, Joint Stock Company in Turkey.
BAM	Build America Mutual
BV	Besloten Vennootschap is the Dutch term for a private limited liability corporation
CV	Convertible Security.
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company.
LP	Limited Partnership.
Ltd.	Limited.
NA	National Association.
NV	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
PLC	Public Limited Company.
REIT(s)	Real Estate Investment Trust.
SA	Generally designates corporations in various countries, mostly those employing the civil law. This translates literally in all languages mentioned as anonymous company.
SAB de CV	Sociedad Anónima Bursátil de Capital Variable is the Mexican term for publicly traded companies
SARL	Societe Anonyme a Responsabilite Limitee is the French term for Limited Liability Company.
SE	SE Regulation. A European Company which can operate on a Europe-wide basis and be governed by Community law directly applicable in all Member States.

CURRENCY ABBREVIATIONS

AED	United Arab Emirates Dirham
AUD	Australian Dollar
BRL	Brazilian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Republic Koruna
DKK	Danish Krone
EUR	Euro Currency
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXP	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
QAR	Qatari Rial
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	New Taiwan Dollar
ZAR	South African Rand

See Notes to Financial Statements.

78	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Statements of Assets and Liabilities
June 30, 2019 (Unaudited)

	Segall Bryant & Hamill Micro Cap Fund		Segall Bryant & Hamill Small Cap Value Dividend Fund	Segall Bryant & Hamill Small Cap Growth Fund	Segall Bryant & Hamill Smid Cap Value Dividend Fund	Segall Bryant & Hamill Mid Cap Value Dividend Fund
Assets
Investments, at cost		$3,309,148	$92,098,065	$61,878,720	$817,503	$69,453,622
Investments, at value		3,500,616	100,052,716	76,325,623	867,290	76,519,630
Cash equivalents (Note 2)		—	3,290,887	2,969,321	29,181	1,324,091
Foreign currency, at value (Cost $—, $—, $—, $— and $121, respectively)		—	—	—	—	121
Receivable for Fund shares sold		—	360,615	291	—	416
Receivable for investment securities sold		1,656	—	—	4,366	—
Dividends and interest receivable		4,999	183,779	34,095	1,518	157,381
Foreign tax reclaims receivable		—	—	—	—	586
Due from Adviser (Note 5)		4,320	—	—	896	—
Other assets		21,233	23,500	22,843	6,873	29,750
Total assets		3,532,824	103,911,497	79,352,173	910,124	78,031,975

Liabilities
Due to custodian		45	—	—	—	—
Payable for Fund shares redeemed		—	21,586	12,006	—	3,680
Payable for investment securities purchased		—	150,745	—	17,293	—
Payable to Adviser (Note 5)		—	71,288	41,649	—	35,718
Accrued shareholder servicing fees (Note 5)		1,393	19,026	10,903	271	23,626
Payable to third party administrator (Note 5)		2,600	4,600	4,000	2,500	4,200
Accrued chief compliance officer fees (Note 5)		22	641	484	6	503
Other accrued expenses		16,999	23,795	23,358	12,531	27,683
Total liabilities		21,059	291,681	92,400	32,601	95,410
Net Assets		$3,511,765	$103,619,816	$79,259,773	$877,523	$77,936,565

Net Assets Consists of
Paid-in capital		$3,377,578	$92,996,747	$139,140,096	$877,388	$66,369,412
Total accumulated earnings (deficit)		134,187	10,623,069	(59,880,323)	135	11,567,153
Net Assets		$3,511,765	$103,619,816	$79,259,773	$877,523	$77,936,565

Net Assets
Retail		$3,511,765	$21,278,529	$2,720,300	$586,182	$44,543,701
Institutional		N/A	82,341,287	76,539,473	291,341	33,392,864
Shares of Beneficial Interest Outstanding
Retail		340,380	2,340,035	218,372	59,204	1,792,262
Institutional		N/A	8,975,250	6,017,457	29,546	1,318,021
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Retail		$10.32	$9.09	$12.46	$9.90	$24.85
Institutional	$	N/A	$9.17	$12.72	$9.86	$25.34

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2019 |	79

Segall Bryant & Hamill Funds	Statements of Assets and Liabilities
June 30, 2019 (Unaudited)

	Segall Bryant & Hamill Workplace Equality Fund(a)	Segall Bryant & Hamill Fundamental International Small Cap Fund	Segall Bryant & Hamill Global Large Cap Fund	Segall Bryant & Hamill Short Term Plus Fund
Assets
Investments, at cost	$15,408,576	$22,543,712	$38,824,993	$3,276,787
Investments, at value	16,852,668	32,813,027	47,723,677	3,295,321
Cash equivalents (Note 2)	867,466	1,235,588	410,866	124,123
Foreign currency, at value (Cost $—, $6,900, $51,365 and $—, respectively)	—	6,900	51,365	—
Unrealized gain on forward foreign currency contracts	—	133,258	—	—
Receivable for Fund shares sold	—	163	411	—
Receivable for investment securities sold	1,394,597	—	—	—
Dividends and interest receivable	22,757	44,492	100,200	35,295
Foreign tax reclaims receivable	—	129,308	146,470	—
Due from Adviser (Note 5)	—	—	—	10,548
Other assets	25,607	33,527	26,931	29,321
Total assets	19,163,095	34,396,263	48,459,920	3,494,608

Liabilities
Unrealized loss on forward foreign currency contracts	—	40,293	—	—
Payable for Fund shares redeemed	—	34,947	24,436	—
Payable for investment securities purchased	1,733,307	25,697	—	60,948
Payable to Adviser (Note 5)	5,371	14,289	17,871	—
Accrued shareholder servicing fees (Note 5)	4,575	10,823	17,768	45
Payable to third party administrator (Note 5)	2,800	3,400	3,800	1,700
Accrued chief compliance officer fees (Note 5)	105	210	302	21
Other accrued expenses	15,059	35,919	24,758	73,678
Total liabilities	1,761,217	165,578	88,935	136,392
Net Assets	$17,401,878	$34,230,685	$48,370,985	$3,358,216

Net Assets Consists of
Paid-in capital	$15,077,470	$24,470,266	$37,693,052	$3,340,394
Total accumulated earnings	2,324,408	9,760,419	10,677,933	17,822
Net Assets	$17,401,878	$34,230,685	$48,370,985	$3,358,216

Net Assets
Retail	$9,685,319	$26,227,018	$45,930,280	$364,097
Institutional	7,716,559	8,003,667	2,440,705	2,994,119
Shares of Beneficial Interest Outstanding
Retail	1,511,779	1,564,940	4,267,196	36,060
Institutional	1,173,284	448,309	229,246	296,421
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Retail	$6.41	$16.76	$10.76	$10.10
Institutional	$6.58	$17.85	$10.65	$10.10

(a)	Prior to May 1, 2019 known as the Segall Bryant & Hamill Large Cap Dividend Fund.

See Notes to Financial Statements.

80	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Statements of Assets and Liabilities
June 30, 2019 (Unaudited)

	Segall Bryant & Hamill Plus Bond Fund	Segall Bryant & Hamill Quality High Yield Fund	Segall Bryant & Hamill Municipal Opportunities Fund	Segall Bryant & Hamill Colorado Tax Free Fund
Assets
Investments, at cost	$994,490,154	$56,419,462	$65,479,769	$290,237,602
Investments, at value	1,024,694,603	57,221,037	66,674,768	297,437,372
Cash equivalents (Note 2)	2,210,104	1,843,891	3,772,952	21,340,888
Receivable for Fund shares sold	255,729	26,250	4,005	386,024
Receivable for investment securities sold	9,351,782	—	—	—
Dividends and interest receivable	8,258,112	700,851	836,038	2,498,525
Other assets	90,853	29,984	45,911	24,122
Total assets	1,044,861,183	59,822,013	71,333,674	321,686,931

Liabilities
Payable for Fund shares redeemed	363,726	77,169	—	88,340
Payable for investment securities purchased	5,185,609	936,308	1,345,022	—
Payable to Adviser (Note 5)	183,535	24,868	11,280	88,804
Accrued shareholder servicing fees (Note 5)	335,911	17,910	11,737	78,113
Payable to third party administrator (Note 5)	21,100	3,500	3,700	8,100
Accrued chief compliance officer fees (Note 5)	6,559	370	432	2,010
Other accrued expenses	114,177	26,693	28,844	56,015
Total liabilities	6,210,617	1,086,818	1,401,015	321,382
Net Assets	$1,038,650,566	$58,735,195	$69,932,659	$321,365,549

Net Assets Consists of
Paid-in capital	$1,006,605,039	$67,708,750	$68,757,304	$316,353,126
Total accumulated earnings (deficit)	32,045,527	(8,973,555)	1,175,355	5,012,423
Net Assets	$1,038,650,566	$58,735,195	$69,932,659	$321,365,549

Net Assets
Retail	$640,810,160	$40,323,109	$10,930,228	$135,401,331
Institutional	397,840,406	18,412,086	59,002,431	185,964,218
Shares of Beneficial Interest Outstanding
Retail	59,473,794	4,551,896	1,023,756	11,641,221
Institutional	37,262,059	2,101,311	5,522,074	15,937,353
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Retail	$10.77	$8.86	$10.68	$11.63
Institutional	$10.68	$8.76	$10.68	$11.67

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2019 |	81

Segall Bryant & Hamill Funds	Statements of Operations
For the Six Months Ended June 30, 2019 (Unaudited)

	Segall Bryant & Hamill Micro Cap Fund	Segall Bryant & Hamill Small Cap Value Dividend Fund	Segall Bryant & Hamill Small Cap Growth Fund	Segall Bryant & Hamill Smid Cap Value Dividend Fund	Segall Bryant & Hamill Mid Cap Value Dividend Fund
Investment Income
Dividends	$37,351	$1,643,442	$205,227	$14,533	$1,131,885
Interest	192	11,338	7,724	88	5,015
Foreign taxes withheld	(257)	(2,905)	(1,822)	(51)	(17,467)
Total income	37,286	1,651,875	211,129	14,570	1,119,433

Expenses
Investment advisory fees (Note 5)	18,111	464,995	241,404	3,736	290,384
Administrative fees (Note 5)	3,374	56,808	42,053	1,607	51,954
Shareholder servicing fees (Note 5)
Retail Class	3,879	20,240	2,146	658	41,446
Institutional Class	—	10,952	9,852	38	4,912
Registration and filing fees	10,587	14,790	13,478	4,710	17,444
Transfer agent fees (Note 5)	8,311	9,569	9,065	8,231	9,648
Audit and tax preparation fees	7,295	10,161	8,594	5,864	10,330
Custodian fees	9,179	11,453	9,875	1,256	6,296
Trustee fees and expenses	162	7,899	4,803	116	6,731
Independent pricing service fees	2,433	1,283	2,645	905	5,808
Legal fees	192	4,759	3,094	45	4,164
Chief compliance officer fees (Note 5)	113	3,473	2,342	34	2,975
Other	1,934	16,014	7,633	1,812	10,279
Total expenses before waivers/reimbursements	65,570	632,396	356,984	29,012	462,371
Expenses waived/reimbursed by investment advisor	(41,663)	(68,784)	—	(23,841)	(15,672)
Net expenses	23,907	563,612	356,984	5,171	446,699
Net Investment Income (Loss)	13,379	1,088,263	(145,855)	9,399	672,734

Realized and Unrealized Gains (Losses)
Net realized gains (losses) on:
Investments	182,637	1,008,073	2,628,186	(25,081)	2,384,704
Foreign currency	—	(263)	—	(2)	(214)
	182,637	1,007,810	2,628,186	(25,083)	2,384,490
Change in unrealized net appreciation (depreciation) on:
Investments	204,630	9,283,012	12,150,462	164,935	7,800,013
Translation of assets and liabilities denoted in foreign currencies	—	77	—	18	225
	204,630	9,283,089	12,150,462	164,953	7,800,238
Net realized and unrealized gains	387,267	10,290,899	14,778,648	139,870	10,184,728
Net Increase in Net Assets Resulting From Operations	$400,646	$11,379,162	$14,632,793	$149,269	$10,857,462

See Notes to Financial Statements.

82	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Statements of Operations
For the Six Months Ended June 30, 2019 (Unaudited)

	Segall Bryant & Hamill Workplace Equality Fund(a)	Segall Bryant & Hamill Fundamental International Small Cap Fund	Segall Bryant & Hamill Global Large Cap Fund	Segall Bryant & Hamill Short Term Plus Fund
Investment Income
Dividends	$174,440	$306,483	$1,049,192	$877
Interest	1,650	4,255	2,842	33,128
Foreign taxes withheld	—	(37,328)	(90,957)	—
Total income	176,090	273,410	961,077	34,005

Expenses
Investment advisory fees (Note 5)	39,244	230,944	152,435	2,674
Shareholder servicing fees (Note 5)
Retail Class	6,614	23,730	33,499	92
Institutional Class	968	1,035	332	—
Administrative fees (Note 5)	6,939	25,224	27,296	880
Registration and filing fees	15,502	15,977	17,883	2,106
Custodian fees	2,344	28,815	12,345	2,233
Audit and tax preparation fees	8,838	11,060	9,370	10,883
Transfer agent fees (Note 5)	8,085	9,582	10,791	8,196
Offering costs	—	—	—	24,315
Independent pricing service fees	822	3,816	1,856	6,329
Trustee fees and expenses	1,268	2,716	4,161	268
Legal fees	513	2,090	2,223	86
Chief compliance officer fees (Note 5)	416	1,361	1,668	83
Federal excise taxes	—	—	—	48
Other	942	15,178	15,148	5,580
Total expenses before waivers/reimbursements	92,495	371,528	289,007	63,773
Expenses waived/reimbursed by investment advisor	(41,248)	(100,825)	(80,899)	(59,354)
Net expenses	51,247	270,703	208,108	4,419
Net Investment Income	124,843	2,707	752,969	29,586

Realized and Unrealized Gains (Losses)
Net realized gains (losses) on:
Investments	899,868	864,297	1,905,212	960
Foreign currency	—	(47,192)	405	—
Forward foreign currency contracts	—	209,344	—	—
	899,868	1,026,449	1,905,617	960
Change in unrealized net appreciation (depreciation) on:
Investments	820,113	11,429,238	3,840,705	17,331
Forward foreign currency contracts	—	(814)	—	—
Translation of assets and liabilities denoted in foreign currencies	—	(300,459)	1,534	—
	820,113	11,127,965	3,842,239	17,331
Net realized and unrealized gains	1,719,981	12,154,414	5,747,856	18,291
Net Increase in Net Assets Resulting From Operations	$1,844,824	$12,157,121	$6,500,825	$47,877

(a)	Prior to May 1, 2019 known as the Segall Bryant & Hamill Large Cap Dividend Fund.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2019 |	83

Segall Bryant & Hamill Funds	Statements of Operations
For the Six Months Ended June 30, 2019 (Unaudited)

	Segall Bryant & Hamill Plus Bond Fund	Segall Bryant & Hamill Quality High Yield Fund	Segall Bryant & Hamill Municipal Opportunities Fund	Segall Bryant & Hamill Colorado Tax Free Fund
Investment Income
Dividends	$96,494	$6,473	$16,142	$86,690
Interest	21,763,537	1,503,716	977,592	4,455,714
Total income	21,860,031	1,510,189	993,734	4,542,404

Expenses
Investment advisory fees (Note 5)	2,110,518	129,612	117,160	588,129
Shareholder servicing fees (Note 5)
Retail Class	881,380	40,666	9,321	158,472
Institutional Class	52,178	2,434	7,577	22,914
Administrative fees (Note 5)	696,109	33,121	31,844	162,174
Trustee fees and expenses	106,615	5,005	5,876	27,836
Custodian fees	92,067	4,849	6,177	14,506
Legal fees	58,275	2,729	2,655	13,707
Registration and filing fees	28,707	16,882	17,217	8,507
Independent pricing service fees	21,245	7,208	9,904	22,513
Audit and tax preparation fees	22,910	12,114	11,058	12,352
Chief compliance officer fees (Note 5)	42,686	2,064	2,119	10,621
Transfer agent fees (Note 5)	10,883	8,511	8,375	8,848
Federal excise taxes	—	—	—	81
Other	61,633	461	3	11,873
Total expenses before waivers/reimbursements	4,185,206	265,656	229,286	1,062,533
Expenses waived/reimbursed by investment advisor	(1,130,592)	(32,478)	(75,532)	(204,124)
Net expenses	3,054,614	233,178	153,754	858,409
Net Investment Income	18,805,417	1,277,011	839,980	3,683,995

Realized and Unrealized Gains
Net realized gains on:
Investments	9,949,151	106,141	474,539	301,579

Change in unrealized net appreciation (depreciation) on:
Investments	43,987,356	3,380,886	1,439,260	9,426,294

Net realized and unrealized gains	53,936,507	3,487,027	1,913,799	9,727,873
Net Increase in Net Assets Resulting From Operations	$72,741,924	$4,764,038	$2,753,779	$13,411,868

See Notes to Financial Statements.

84	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Statements of Changes in Net Assets

	Segall Bryant & Hamill Micro Cap Fund		Segall Bryant & Hamill Small Cap Value Dividend Fund		Segall Bryant & Hamill Small Cap Growth Fund
	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Operations
Net investment income (loss)	$13,379	$22,428	$1,088,263	$1,526,420	$(145,855)	$(43,638)
Net realized gains	182,637	1,945,528	1,007,810	12,728,227	2,628,186	847,568
Change in unrealized net appreciation (depreciation)	204,630	(2,733,106)	9,283,089	(28,275,038)	12,150,462	3,108,914
Net increase (decrease) in net assets resulting from operations	400,646	(765,150)	11,379,162	(14,020,391)	14,632,793	3,912,844

Distributions to Shareholders (Note 4)
From distributable earnings
Retail	—	(1,828,135)	—	(2,812,576)	—	(369,324)
Institutional	—	—	—	(9,165,527)	—	(595,181)
Return of capital
Retail	—	—	—	—	—	(16,995)
Institutional	—	—	—	—	—	(27,387)
Decrease in net assets from distributions to shareholders	—	(1,828,135)	—	(11,978,103)	—	(1,008,887)

Beneficial Interest Transactions (Note 3)
Shares sold
Retail	155,904	3,215,968	2,564,986	4,258,130	1,247,566	1,572,333
Institutional	N/A	N/A	13,205,462	31,916,623	3,417,425	3,361,951
Shares issued in reinvestment of distributions
Retail	—	1,826,689	—	2,406,305	—	385,290
Institutional	N/A	N/A	—	8,959,763	—	505,060
Cost of shares redeemed
Retail	(894,925)	(12,400,188)	(2,654,935)	(45,833,509)	(497,432)	(846,413)
Institutional	N/A	N/A	(8,867,888)	(64,907,830)	(4,192,167)	(6,581,574)
Shares issued in connection with Fund
Reorganization
Institutional	—	—	—	—	—	57,629,399
Net increase (decrease) resulting from beneficial interest transactions	(739,021)	(7,357,531)	4,247,625	(63,200,518)	(24,608)	56,026,046
Total net increase (decrease) in net assets	(338,375)	(9,950,816)	15,626,787	(89,199,012)	14,608,185	58,930,003

Net Assets
Beginning of period	3,850,140	13,800,956	87,993,029	177,192,041	64,651,588	5,721,585
End of period	$3,511,765	$3,850,140	$103,619,816	$87,993,029	$79,259,773	$64,651,588

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2019 |	85

Segall Bryant & Hamill Funds	Statements of Changes in Net Assets

	Segall Bryant & Hamill Smid Cap Value Dividend Fund		Segall Bryant & Hamill Mid Cap Value Dividend Fund		Segall Bryant & Hamill Workplace Equality Fund(a)
	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Operations
Net investment income	$9,399	$10,592	$672,734	$827,107	$124,843	$174,557
Net realized gains (losses)	(25,083)	(7,355)	2,384,490	3,467,701	899,868	420,389
Change in unrealized net appreciation (depreciation)	164,953	(149,235)	7,800,238	(14,307,230)	820,113	(693,540)
Net increase (decrease) in net assets resulting from operations	149,269	(145,998)	10,857,462	(10,012,422)	1,844,824	(98,594)

Distributions to Shareholders (Note 4)
From distributable earnings
Retail	—	(7,093)	—	(2,129,477)	(82,524)	(751,391)
Institutional	—	(3,429)	—	(2,970,538)	(32,545)	(24,487)
Decrease in net assets from distributions to shareholders	—	(10,522)	—	(5,100,015)	(115,069)	(775,878)

Beneficial Interest Transactions (Note 3)
Shares sold
Retail	1,500	355,440	2,585,721	6,243,910	454,173	380,277
Institutional	—	34,980	3,093,778	11,075,944	7,381,929	196,503
Shares issued in reinvestment of distributions
Retail	—	7,092	—	2,117,645	81,471	738,744
Institutional	—	3,429	—	2,937,366	32,009	24,487
Cost of shares redeemed
Retail	(137,415)	(195,132)	(10,406,224)	(21,598,636)	(486,512)	(2,172,872)
Institutional	—	(428)	(10,380,055)	(10,083,455)	(220,586)	(39,646)
Shares issued in connection with Fund Reorganization
Retail	—	—	—	21,139,110	—	—
Institutional	—	—	—	1,554,178	—	—
Net increase (decrease) resulting from beneficial interest transactions	(135,915)	205,381	(15,106,780)	13,386,062	7,242,484	(872,507)
Total net increase (decrease) in net assets	13,354	48,861	(4,249,318)	(1,726,375)	8,972,239	(1,746,979)

Net Assets
Beginning of period	864,169	815,308	82,185,883	83,912,258	8,429,639	10,176,618
End of period	$877,523	$864,169	$77,936,565	$82,185,883	$17,401,878	$8,429,639

(a)	Prior to May 1, 2019 known as the Segall Bryant & Hamill Large Cap Dividend Fund.

See Notes to Financial Statements.

86	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Statements of Changes in Net Assets

	Segall Bryant & Hamill Fundamental International Small Cap Fund		Segall Bryant & Hamill Global Large Cap Fund		Segall Bryant & Hamill Short Term Plus Fund(a)
	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Six Months Ended June 30, 2019 (Unaudited)	Period Ended December 31, 2018
Operations
Net investment income (loss)	$2,707	$(87,818)	$752,969	$989,055	$29,586	$1,216
Net realized gains (losses)	1,026,449	9,215,433	1,905,617	(128,996)	960	—
Change in unrealized net appreciation (depreciation)	11,127,965	(25,399,427)	3,842,239	(5,468,798)	17,331	1,203
Net increase (decrease) in net assets resulting from operations	12,157,121	(16,271,812)	6,500,825	(4,608,739)	47,877	2,419

Distributions to Shareholders (Note 4)
From distributable earnings
Retail	—	(5,287,087)	(740,477)	(2,790,578)	(4,544)	—
Institutional	—	(3,489,183)	(45,163)	(227,480)	(27,951)	—
Decrease in net assets from distributions to shareholders	—	(8,776,270)	(785,640)	(3,018,058)	(32,495)	—

Beneficial Interest Transactions (Note 3)
Shares sold
Retail	1,571,810	5,166,314	588,851	1,929,280	361,289	200,000
Institutional	2,367,139	7,865,690	148,776	1,827,674	2,016,846	1,000,000
Shares issued in reinvestment of distributions
Retail	—	5,182,940	683,458	2,571,873	4,544	—
Institutional	—	3,488,617	36,026	193,380	27,951	—
Cost of shares redeemed
Retail	(11,245,014)	(17,198,882)	(2,640,431)	(6,505,438)	(204,147)	—
Institutional	(19,091,589)	(10,616,497)	(637,004)	(3,955,775)	(66,068)	—
Net increase (decrease) resulting from beneficial interest transactions	(26,397,654)	(6,111,818)	(1,820,324)	(3,939,006)	2,140,415	1,200,000
Total net increase (decrease) in net assets	(14,240,533)	(31,159,900)	3,894,861	(11,565,803)	2,155,797	1,202,419

Net Assets
Beginning of period	48,471,218	79,631,118	44,476,124	56,041,927	1,202,419	—
End of period	$34,230,685	$48,471,218	$48,370,985	$44,476,124	$3,358,216	$1,202,419

(a)	Commenced operations on December 17, 2018.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2019 |	87

Segall Bryant & Hamill Funds	Statements of Changes in Net Assets

	Segall Bryant & Hamill Plus Bond Fund		Segall Bryant & Hamill Quality High Yield Fund
	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Operations
Net investment income	$18,805,417	$40,317,119	$1,277,011	$3,155,526
Net realized gains (losses)	9,949,151	(2,823,205)	106,141	(506,912)
Change in unrealized net appreciation (depreciation)	43,987,356	(39,375,688)	3,380,886	(3,963,939)
Net increase (decrease) in net assets resulting from operations	72,741,924	(1,881,774)	4,764,038	(1,315,325)

Distributions to Shareholders (Note 4)
From distributable earnings
Retail	(15,106,361)	(33,968,897)	(1,201,572)	(2,279,856)
Institutional	(6,726,935)	(10,492,475)	(466,533)	(872,468)
Decrease in net assets from distributions to shareholders	(21,833,296)	(44,461,372)	(1,668,105)	(3,152,324)

Beneficial Interest Transactions (Note 3)
Shares sold
Retail	91,966,717	174,587,545	1,440,787	4,639,276
Institutional	102,815,617	157,164,667	5,687,801	6,888,374
Shares issued in reinvestment of distributions
Retail	14,986,990	33,640,956	1,157,734	2,187,720
Institutional	6,281,012	10,177,888	459,465	870,379
Cost of shares redeemed
Retail	(417,451,227)	(312,843,081)	(7,612,817)	(18,908,555)
Institutional	(33,933,471)	(80,055,849)	(1,500,815)	(14,422,856)
Net decrease resulting from beneficial interest transactions	(235,334,362)	(17,327,874)	(367,845)	(18,745,662)
Total net increase (decrease) in net assets	(184,425,734)	(63,671,020)	2,728,088	(23,213,311)

Net Assets
Beginning of period	1,223,076,300	1,286,747,320	56,007,107	79,220,418
End of period	$1,038,650,566	$1,223,076,300	$58,735,195	$56,007,107

See Notes to Financial Statements.

88	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Statements of Changes in Net Assets

	Segall Bryant & Hamill Municipal Opportunities Fund		Segall Bryant & Hamill Colorado Tax Free Fund
	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Operations
Net investment income	$839,980	$1,209,066	$3,683,995	$8,724,051
Net realized gains (losses)	474,539	(264,302)	301,579	(1,172,294)
Change in unrealized net appreciation (depreciation)	1,439,260	(365,537)	9,426,294	(5,708,209)
Net increase in net assets resulting from operations	2,753,779	579,227	13,411,868	1,843,548

Distributions to Shareholders (Note 4)
From distributable earnings
Retail	(157,990)	(148,140)	(2,534,092)	(5,804,472)
Institutional	(924,936)	(1,112,925)	(2,227,783)	(2,912,028)
Decrease in net assets from distributions to shareholders	(1,082,926)	(1,261,065)	(4,761,875)	(8,716,500)

Beneficial Interest Transactions (Note 3)
Shares sold
Retail	4,573,702	5,607,880	22,494,099	42,694,554
Institutional	24,800,717	25,267,395	95,415,867	47,249,161
Shares issued in reinvestment of distributions
Retail	157,990	148,140	2,389,796	5,265,574
Institutional	883,898	1,038,774	1,938,582	2,621,671
Cost of shares redeemed
Retail	(460,948)	(1,983,373)	(70,406,203)	(60,511,225)
Institutional	(3,302,649)	(11,867,832)	(11,751,490)	(30,501,083)
Net increase resulting from beneficial interest transactions	26,652,710	18,210,984	40,080,651	6,818,652
Total net increase (decrease) in net assets	28,323,563	17,529,146	48,730,644	(54,300)

Net Assets
Beginning of period	41,609,096	24,079,950	272,634,905	272,689,205
End of period	$69,932,659	$41,609,096	$321,365,549	$272,634,905

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2019 |	89

Segall Bryant & Hamill Micro Cap Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Retail	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018(a)	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net asset value, beginning of period	$9.38		$17.24	$18.94	$15.74	$17.96	$17.69
Income (loss) from investment operations:
Net investment income (loss)(b)	0.03		0.04	(0.01)	0.05	(0.01)	(0.01)
Net realized and unrealized gains (losses) on investments	0.91		(2.06)	1.11	3.80	(0.88)	0.44
Total from investment operations	0.94		(2.02)	1.10	3.85	(0.89)	0.43

Less dividends and distributions:
Dividends from net investment income	—		(0.07)	—	(0.06)	—	—
Distributions from net realized gains	—		(5.77)	(2.80)	(0.59)	(1.33)	(0.16)
Total distributions	—		(5.84)	(2.80)	(0.65)	(1.33)	(0.16)

Paid-in capital from redemption fees	—		—	—	0.00 (c)	0.00 (c)	0.00 (c)
Net asset value, end of period	$10.32		$9.38	$17.24	$18.94	$15.74	$17.96

Total Return	10.02	%(d)	(13.06)%	5.70%	24.49%	(4.92)%	2.49%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$3,512		$3,850	$13,801	$13,311	$20,786	$37,206

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.22	%(e)(f)	1.30%	1.30%	1.30%	1.30%	1.30%
Without fee waivers/reimbursements	3.38	%(e)	2.15%	1.93%	2.09%	1.66%	1.60%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	0.68	%(e)	0.22%	(0.03)%	0.33%	0.06%	(0.05)%
Without fee waivers/reimbursements	(1.48	)%(e)	(0.63)%	(0.66)%	(0.46)%	(0.42)%	(0.35)%
Portfolio turnover rate	54	%(d)	87%	79%	43%	105%	72%

(a)	Prior to April 30, 2018 known as the Westcore Micro-Cap Opportunity Fund.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)	Total return and portfolio turnover are not annualized for periods less than one full year.
(e)	Annualized.
(f)	Contractual expense limitation changed from 1.30% to 1.05% effective May 1, 2019.

See Notes to Financial Statements.

90	| www.sbhfunds.com

Segall Bryant & Hamill Small Cap Value Dividend Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Retail	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018(a)	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net asset value, beginning of period	$8.06		$10.68	$12.52	$10.52	$13.45	$14.38
Income (loss) from investment operations:
Net investment income(b)	0.09		0.11	0.10	0.11	0.13	0.14
Net realized and unrealized gains (losses) on investments	0.94		(1.52)	(0.35)	3.02	(1.22)	0.75
Total from investment operations	1.03		(1.41)	(0.25)	3.13	(1.08)	0.89

Less dividends and distributions:
Dividends from net investment income	—		(0.17)	(0.14)	(0.18)	(0.10)	(0.15)
Distributions from net realized gains	—		(1.04)	(1.45)	(0.95)	(1.75)	(1.67)
Total distributions	—		(1.21)	(1.59)	(1.13)	(1.85)	(1.82)

Paid-in capital from redemption fees	—		—	—	—	—	0.00 (c)
Net asset value, end of period	$9.09		$8.06	$10.68	$12.52	$10.52	$13.45

Total Return	12.78	%(d)	(13.76)%	(1.84)%	29.72%	(8.13)%	6.46%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$21,279		$18,940	$63,507	$86,518	$79,038	$141,445

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.25	%(e)(f)	1.30%	1.30%	1.30%	1.30%	1.30%
Without fee waivers/reimbursements	1.40	%(e)	1.49%	1.46%	1.45%	1.39%	1.40%
Ratio of net investment income to average net assets
With fee waivers/reimbursements	2.05	%(e)	0.99%	0.87%	0.99%	0.99%	0.97%
Without fee waivers/reimbursements	1.90	%(e)	0.80%	0.71%	0.84%	0.90%	0.87%
Portfolio turnover rate	45	%(d)	83%	99%	96%	74%	70%

(a)	Prior to April 30, 2018 known as the Westcore Small-Cap Value Dividend Fund.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)	Total return and portfolio turnover are not annualized for periods less than one full year.
(e)	Annualized.
(f)	Contractual expense limitation changed from 1.30% to 1.14% effective May 1, 2019.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2019 |	91

Segall Bryant & Hamill Small Cap Value Dividend Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Institutional	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018(a)	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net asset value, beginning of period	$8.13		$10.70	$12.53	$10.53	$13.47	$14.40
Income (loss) from investment operations:
Net investment income(b)	0.10		0.13	0.13	0.14	0.15	0.17
Net realized and unrealized gains (losses) on investments	0.94		(1.52)	(0.36)	3.02	(1.21)	0.74
Total from investment operations	1.04		(1.39)	(0.23)	3.16	(1.06)	0.91

Less dividends and distributions:
Dividends from net investment income	—		(0.14)	(0.15)	(0.21)	(0.13)	(0.17)
Distributions from net realized gains	—		(1.04)	(1.45)	(0.95)	(1.75)	(1.67)
Total distributions	—		(1.18)	(1.60)	(1.16)	(1.88)	(1.84)

Paid-in capital from redemption fees	—		—	—	—	—	0.00 (c)
Net asset value, end of period	$9.17		$8.13	$10.70	$12.53	$10.53	$13.47

Total Return	12.79	%(d)	(13.55)%	(1.67)%	29.98%	(7.98)%	6.62%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$82,341		$69,053	$113,685	$130,098	$105,418	$190,166

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.10	%(e)(f)	1.13%	1.12%	1.08%	1.13%	1.11%
Without fee waivers/reimbursements	1.23	%(e)	1.29%	1.26%	1.24%	1.22%	1.21%
Ratio of net investment income to average net assets
With fee waivers/reimbursements	2.21	%(e)	1.21%	1.08%	1.24%	1.15%	1.20%
Without fee waivers/reimbursements	2.08	%(e)	1.05%	0.94%	1.08%	1.06%	1.10%
Portfolio turnover rate	45	%(d)	83%	99%	96%	74%	70%

(a)	Prior to April 30, 2018 known as the Westcore Small-Cap Value Dividend Fund.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)	Total return and portfolio turnover are not annualized for periods less than one full year.
(e)	Annualized.
(f)	Contractual expense limitation changed from 1.15% to 0.99% effective May 1, 2019.

See Notes to Financial Statements.

92	| www.sbhfunds.com

Segall Bryant & Hamill Small Cap Growth Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Retail	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018(a)		Year Ended December 31, 2017		Year Ended December 31, 2016	Year Ended December 31, 2015		Year Ended December 31, 2014
Net asset value, beginning of period	$10.15		$12.72		$10.89		$10.01	$10.52		$10.13
Income (loss) from investment operations:
Net investment loss(b)	(0.03)		(0.11)		(0.10)		(0.09)	(0.11)		(0.10)
Net realized and unrealized gains (losses) on investments	2.34		0.63		2.93		0.97	(0.39)		0.49
Total from investment operations	2.31		0.52		2.83		0.88	(0.50)		0.39

Less dividends and distributions:
Distributions from net realized gains	—		(2.95)		(1.00)		—	(0.01)		—
Return of capital	—		(0.14)		—		—	—		—
Total distributions	—		(3.09)		(1.00)		—	(0.01)		—

Paid-in capital from redemption fees	—		—		—		—	—		0.00	(c)
Net asset value, end of period	$12.46		$10.15		$12.72		$10.89	$10.01		$10.52

Total Return	22.76	%(d)	3.19%		25.98%		8.79%	(4.77)%		3.85%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$2,720		$1,570		$930		$744	$499		$599

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.11	%(e)	1.24	%(f)	1.26	%(g)	1.30%	1.30%		1.30%
Without fee waivers/reimbursements	1.11	%(e)	3.09%		2.88%		5.93%	4.96	%(h)	5.18	%(h)
Ratio of net investment loss to average net assets
With fee waivers/reimbursements	(0.53	)%(e)	(0.76)%		(0.80)%		(0.87)%	(1.03)%		(1.01)%
Without fee waivers/reimbursements	(0.53	)%(e)	(2.61)%		(2.42)%		(5.50)%	(4.69)%		(4.89	)%(h)
Portfolio turnover rate	12	%(d)	83%		51%		81%	69%		89%

(a)	Prior to April 30, 2018 known as the Westcore Small-Cap Growth Fund.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)	Total return and portfolio turnover are not annualized for periods less than one full year.
(e)	Annualized.
(f)	Contractual expense limitation changed from 1.24% to 1.14% effective December 20, 2018.
(g)	Contractual expense limitation changed from 1.30% to 1.24% effective April 30, 2017.
(h)	Ratios before fee waivers for start up periods may not be representative of long term operating results.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2019 |	93

Segall Bryant & Hamill Small Cap Growth Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Institutional	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018(a)	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014
Net asset value, beginning of period	$10.36		$12.88	$11.01	$10.09		$10.56		$10.13
Income (loss) from investment operations:
Net investment loss(b)	(0.02)		(0.08)	(0.09)	(0.06)		(0.07)		(0.04)
Net realized and unrealized gains (losses) on investments	2.38		0.65	2.96	0.98		(0.39)		0.47
Total from investment operations	2.36		0.57	2.87	0.92		(0.46)		0.43

Less dividends and distributions:
Distributions from net realized gains	—		(2.95)	(1.00)	—		(0.01)		—
Return of capital	—		(0.14)	—	—		—		—
Total distributions	—		(3.09)	(1.00)	—		(0.01)		—

Paid-in capital from redemption fees	—		—	—	0.00	(c)	—		0.00	(c)
Net asset value, end of period	$12.72		$10.36	$12.88	$11.01		$10.09		$10.56

Total Return	22.78	%(d)	3.56%	26.05%	9.12%		(4.37)%		4.24%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$76,539		$63,082	$4,791	$3,519		$6,011		$8,063

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.96	%(e)	0.99%	1.20%	1.05	%(f)	0.88	%(f)	0.76	%(f)
Without fee waivers/reimbursements	0.96	%(e)	2.26%	2.74%	2.63%		2.21	%(g)	3.61	%(g)
Ratio of net investment loss to average net assets
With fee waivers/reimbursements	(0.39	)%(e)	(0.63)%	(0.74)%	(0.65)%		(0.61)%		(0.44)%
Without fee waivers/reimbursements	(0.39	)%(e)	(1.90)%	(2.28)%	(2.22)%		(1.94)%		(3.29	)%(g)
Portfolio turnover rate	12	%(d)	83%	51%	81%		69%		89%

(a)	Prior to April 30, 2018 known as the Westcore Small-Cap Growth Fund.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)	Total return and portfolio turnover are not annualized for periods less than one full year.
(e)	Annualized.
(f)

Net expense ratio is significantly less than expected rate in prospectus, effective for that period, of 1.15% due to the higher asset levels in the institutional class compared to the retail class. If the retail class assets increase relative to the institutional class assets it is expected that the net expense ratio will be closer to the 1.15% expected rate.

(g)	Ratios before fee waivers for start up periods may not be representative of long term operating results.

See Notes to Financial Statements.

94	| www.sbhfunds.com

Segall Bryant & Hamill Smid Cap Value Dividend Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Retail	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018(a)	Year Ended December 31, 2017		For the Period Ended December 31, 2016(b)
Net asset value, beginning of period	$8.45		$9.92	$9.93		$10.00
Income (loss) from investment operations:
Net investment income(c)	0.09		0.12	0.11		0.01
Net realized and unrealized gains (losses) on investments	1.36		(1.49)	0.04		(0.08)
Total from investment operations	1.45		(1.37)	0.15		(0.07)

Less dividends and distributions:
Dividends from net investment income	—		(0.10)	(0.13)		—
Return of capital	—		—	(0.03)		—
Total distributions	—		(0.10)	(0.16)		—
Net asset value, end of period	$9.90		$8.45	$9.92		$9.93

Total Return	17.16	%(d)	(13.88)%	1.54%		(0.70	)%(d)

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$586		$616	$563		$119

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.15	%(e)(f)	1.20%	1.20%		1.20	%(e)
Without fee waivers/reimbursements	6.29	%(e)	7.32%	15.15	%(g)	42.02	%(e)(h)
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	1.95	%(e)	1.22%	1.14%		3.44	%(e)
Without fee waivers/reimbursements	(3.19	)%(e)	(4.90)%	(12.81	)%(g)	(37.38	)%(e)(h)
Portfolio turnover rate	49	%(d)	112%	68%		2	%(d)

(a)	Prior to April 30, 2018 known as the Westcore Smid-Cap Value Dividend Fund.
(b)	Commenced operations on December 19, 2016.
(c)	Calculated using the average shares method.
(d)	Total return and portfolio turnover are not annualized for periods less than one full year.
(e)	Annualized.
(f)	Contractual expense limitation changed from 1.20% to 1.05% effective May 1, 2019.
(g)	Ratios before fee waivers for start up periods may not be representative of long term operating results.
(h)	Ratios before fee waivers for start up periods may not be representative of long term operating results. For the purpose of the ratio, audit and tax preparation fees have not been annualized.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2019 |	95

Segall Bryant & Hamill Smid Cap Value Dividend Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Institutional	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018(a)	Year Ended December 31, 2017		For the Period Ended December 31, 2016(b)
Net asset value, beginning of period	$8.40		$9.88	$9.93		$10.00
Income (loss) from investment operations:
Net investment income(c)	0.10		0.13	0.13		0.01
Net realized and unrealized gains (losses) on investments	1.36		(1.49)	0.04		(0.08)
Total from investment operations	1.46		(1.36)	0.17		(0.07)

Less dividends and distributions:
Dividends from net investment income	—		(0.12)	(0.18)		—
Return of capital	—		—	(0.04)		—
Total distributions	—		(0.12)	(0.22)		—
Net asset value, end of period	$9.86		$8.40	$9.88		$9.93

Total Return	17.38	%(d)	(13.85)%	1.75%		(0.70	)%(d)

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$291		$248	$252		$248

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.00	%(e)(f)	1.05%	0.95%		1.07	%(e)
Without fee waivers/reimbursements	6.02	%(e)	7.29%	16.00	%(g)	34.17	%(e)(h)
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	2.18	%(e)	1.35%	1.31%		3.59	%(e)
Without fee waivers/reimbursements	(2.85	)%(e)	(4.89)%	(13.74	)%(g)	(29.51	)%(e)(h)
Portfolio turnover rate	49	%(d)	112%	68%		2	%(d)

(a)	Prior to April 30, 2018 known as the Westcore Smid-Cap Value Dividend Fund.
(b)	Commenced operations on December 19, 2016.
(c)	Calculated using the average shares method.
(d)	Total return and portfolio turnover are not annualized for periods less than one full year.
(e)	Annualized.
(f)	Contractual expense limitation changed from 1.05% to 0.90% effective May 1, 2019.
(g)	Ratios before fee waivers for start up periods may not be representative of long term operating results.
(h)	Ratios before fee waivers for start up periods may not be representative of long term operating results. For the purpose of the ratio, audit and tax preparation fees have not been annualized.

See Notes to Financial Statements.

96	| www.sbhfunds.com

Segall Bryant & Hamill Mid Cap Value Dividend Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Retail	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018(a)	Year Ended December 31, 2017		Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net asset value, beginning of period	$21.28		$26.87	$27.46		$23.47	$26.87	$26.01
Income (loss) from investment operations:
Net investment income(b)	0.17		0.25	0.25		0.24	0.26	0.26
Net realized and unrealized gains (losses) on investments	3.40		(3.95)	1.38		5.11	(0.68)	2.98
Total from investment operations	3.57		(3.70)	1.63		5.35	(0.42)	3.24

Less dividends and distributions:
Dividends from net investment income	—		(0.29)	(0.36)		(0.41)	(0.23)	(0.30)
Distributions from net realized gains	—		(1.60)	(1.86)		(0.95)	(2.75)	(2.08)
Total distributions	—		(1.89)	(2.22)		(1.36)	(2.98)	(2.38)
Net asset value, end of period	$24.85		$21.28	$26.87		$27.46	$23.47	$26.87

Total Return	16.78	%(c)	(14.12)%	6.02%		22.76%	(1.50)%	12.69%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$44,544		$46,149	$44,442		$44,021	$51,742	$58,402

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.07	%(d)(f)	1.15%	1.17	%(e)	1.25%	1.20%	1.19%
Without fee waivers/reimbursements	1.10	%(d)	1.15%	1.18%		1.28%	1.20%	1.19%
Ratio of net investment income to average net assets
With fee waivers/reimbursements	1.46	%(d)	0.96%	0.89%		0.97%	0.96%	0.95%
Without fee waivers/reimbursements	1.43	%(d)	0.96%	0.88%		0.94%	0.96%	0.95%
Portfolio turnover rate	42	%(c)	125%	94%		78%	62%	51%

(a)	Prior to April 30, 2018 known as the Westcore Mid-Cap Value Dividend Fund.
(b)	Calculated using the average shares method.
(c)	Total return and portfolio turnover are not annualized for periods less than one full year.
(d)	Annualized.
(e)	Contractual expense limitation changed from 1.25% to 1.15% effective April 30, 2017.
(f)	Contractual expense limitation changed from 1.15% to 0.99% effective May 1, 2019.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2019 |	97

Segall Bryant & Hamill Mid Cap Value Dividend Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Institutional	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018(a)	Year Ended December 31, 2017	For the Period Ended December 31, 2016(b)
Net asset value, beginning of period	$21.67		$27.30	$27.81	$24.89
Income (loss) from investment operations:
Net investment income(c)	0.19		0.30	0.30	0.31
Net realized and unrealized gains (losses) on investments	3.48		(4.02)	1.41	3.67
Total from investment operations	3.67		(3.72)	1.71	3.98

Less dividends and distributions:
Dividends from net investment income	—		(0.31)	0.36	(0.11)
Distributions from net realized gains	—		(1.60)	1.86	(0.95)
Total distributions	—		(1.91)	(2.22)	(1.06)
Net asset value, end of period	$25.34		$21.67	$27.30	$27.81

Total Return	16.94	%(d)	(13.97)%	6.23%	15.96	%(d)

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$33,393		$36,037	$39,470	$36,355

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.91	%(e)(f)	0.96%	0.98%	1.00	%(e)
Without fee waivers/reimbursements	0.96	%(e)	0.96%	1.00%	1.15	%(e)
Ratio of net investment income to average net assets
With fee waivers/reimbursements	1.57	%(e)	1.13%	1.08%	1.67	%(e)
Without fee waivers/reimbursements	1.52	%(e)	1.13%	1.06%	1.52	%(e)
Portfolio turnover rate	42	%(d)	125%	94%	78	%(g)

(a)	Prior to April 30, 2018 known as the Westcore Mid-Cap Value Dividend Fund.
(b)	The Fund added an institutional share class on April 29, 2016.
(c)	Calculated using the average shares method.
(d)	Total return and portfolio turnover are not annualized for periods less than one full year.
(e)	Annualized.
(f)	Contractual expense limitation changed from 1.00% to 0.84% effective May 1, 2019.
(g)	Porfolio turnover rate is calculated at the fund level and represents the year ended December 31, 2016.

See Notes to Financial Statements.

98	| www.sbhfunds.com

Segall Bryant & Hamill Workplace Equality Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Retail	Six Months Ended June 30, 2019 (Unaudited)(a)		Year Ended December 31, 2018(b)	Year Ended December 31, 2017		Year Ended December 31, 2016(c)	Year Ended December 31, 2015	Year Ended December 31, 2014
Net asset value, beginning of period	$5.41		$6.01	$6.38		$8.96	$12.72	$15.98
Income (loss) from investment operations:
Net investment income (loss)(d)	0.06		0.11	0.12		0.01	(0.04)	(0.03)
Net realized and unrealized gains (losses) on investments	0.99		(0.18)	0.93		(0.01)	0.60	1.04
Total from investment operations	1.05		(0.07)	1.05		—	0.56	1.01

Less dividends and distributions:
Dividends from net investment income	(0.05)		(0.21)	(0.21)		—	—	—
Distributions from net realized gains	—		(0.32)	(1.21)		(2.58)	(4.32)	(4.27)
Total distributions	(0.05)		(0.53)	(1.42)		(2.58)	(4.32)	(4.27)
Net asset value, end of period	$6.41		$5.41	$6.01		$6.38	$8.96	$12.72

Total Return	19.54	%(e)	(1.36)%	16.73%		(0.38)%	4.43%	6.79%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$9,685		$8,131	$10,022		$12,061	$24,942	$33,954

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.89	%(f)	0.89%	0.98	%(g)	1.15%	1.15%	1.11%
Without fee waivers/reimbursements	1.63	%(f)	1.86%	1.76%		1.30%	1.17%	1.11%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	1.98	%(f)	1.85%	1.82%		0.14%	(0.34)%	(0.21)%
Without fee waivers/reimbursements	1.24	%(f)	0.88%	1.04%		(0.01)%	(0.36)%	(0.21)%
Portfolio turnover rate	36	%(e)	43%	0%		112%	96%	144%

(a)	Prior to May 1, 2019 known as the Segall Bryant & Hamill Large Cap Dividend Fund.
(b)	Prior to April 30, 2018 known as the Westcore Large-Cap Dividend Fund.
(c)	Prior to April 29, 2016 known as the Westcore Growth Fund.
(d)	Calculated using the average shares method.
(e)	Total return and portfolio turnover are not annualized for periods less than one full year.
(f)	Annualized.
(g)	Contractual expense limitation changed from 1.15% to 0.89% effective April 30, 2017.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2019 |	99

Segall Bryant & Hamill Workplace Equality Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Institutional	Six Months Ended June 30, 2019 (Unaudited)(a)		Year Ended December 31, 2018(b)	Year Ended December 31, 2017	Year Ended December 31, 2016(c)		Year Ended December 31, 2015	Year Ended December 31, 2014
Net asset value, beginning of period	$5.55		$6.12	$6.61	$9.16		$12.88	$16.10
Income (loss) from investment operations:
Net investment income (loss)(d)	0.07		0.13	0.13	0.03		(0.02)	0.00 (e)
Net realized and unrealized gains (losses) on investments	1.02		(0.20)	0.97	(0.00	)(e)	0.62	1.05
Total from investment operations	1.09		(0.07)	1.10	0.03		0.60	1.05

Less dividends and distributions:
Dividends from net investment income	(0.06)		(0.18)	(0.38)	—		—	—
Distributions from net realized gains	—		(0.32)	(1.21)	(2.58)		(4.32)	(4.27)
Total distributions	(0.06)		(0.50)	(1.59)	(2.58)		(4.32)	(4.27)
Net asset value, end of period	$6.58		$5.55	$6.12	$6.61		$9.16	$12.88

Total Return	19.68	%(f)	(1.25)%	16.92%	0.01%		4.68%	6.98%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$7,717		$298	$155	$546		$5,016	$6,970

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.74	%(g)	0.74%	0.92%	0.91%		0.95%	0.91%
Without fee waivers/reimbursements	1.27	%(g)	1.76%	1.61%	1.49%		1.28%	1.05%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	2.32	%(g)	2.11%	1.82%	0.37%		(0.15)%	0.00%
Without fee waivers/reimbursements	1.79	%(g)	1.09%	1.13%	(0.21)%		(0.48)%	(0.14)%
Portfolio turnover rate	36	%(f)	43%	0%	112%		96%	144%

(a)	Prior to April 30, 2019 known as the Segall Bryant & Hamill Large Cap Dividend Fund.
(b)	Prior to April 30, 2018 known as the Westcore Large-Cap Dividend Fund.
(c)	Prior to April 29, 2016 known as the Westcore Growth Fund.
(d)	Calculated using the average shares method.
(e)	Less than $0.005 per share.
(f)	Total return and portfolio turnover are not annualized for periods less than one full year.
(g)	Annualized.

See Notes to Financial Statements.

100	| www.sbhfunds.com

Segall Bryant & Hamill Fundamental International Small Cap Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Retail	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018(a)		Year Ended December 31, 2017		Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014
Net asset value, beginning of period	$12.67		$19.76		$15.08		$15.59		$16.71	$21.26
Income (loss) from investment operations:
Net investment income (loss)(b)	0.08		(0.03)		0.05		0.08		0.23	0.33
Net realized and unrealized gains (losses) on investments	4.01		(4.40)		5.01		0.15		(0.09)	(4.34)
Total from investment operations	4.09		(4.43)		5.06		0.23		0.14	(4.01)

Less dividends and distributions:
Dividends from net investment income	—		(0.08)		(0.38)		(0.74)		(0.79)	(0.01)
Distributions from net realized gains	—		(2.58)		—		—		(0.47)	(0.53)
Total distributions	—		(2.66)		(0.38)		(0.74)		(1.26)	(0.54)
Net asset value, end of period	$16.76		$12.67		$19.76		$15.08		$15.59	$16.71

Total Return	32.28	%(c)	(22.98)%		33.64%		1.60%		1.05%	(18.82)%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$26,227		$28,205		$49,979		$49,746		$100,223	$294,657

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.39	%(d)(e)	1.44	%(f)	1.44	%(f)	1.46	%(f)	1.50%	1.50%
Without fee waivers/reimbursements	1.90	%(d)	1.78%		1.75%		1.77%		1.62%	1.58%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	1.05	%(d)	(0.18)%		0.27%		0.51%		1.35%	1.65%
Without fee waivers/reimbursements	0.54	%(d)	(0.52)%		(0.04)%		0.20%		1.23%	1.57%
Portfolio turnover rate	10	%(c)	57%		48%		44%		44%	40%

(a)	Prior to April 30, 2018 known as the Westcore International Small-Cap Fund.
(b)	Calculated using the average shares method.
(c)	Total return and portfolio turnover are not annualized for periods less than one full year.
(d)	Annualized.
(e)	Contractual expense limitation changed from 1.50% to 1.25% effective May 1, 2019.
(f)	For the period April 29, 2016 to April 30, 2019, a voluntary additional expense waiver reduced the ratio of expenses to average net assets from 1.50% to 1.44%.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2019 |	101

Segall Bryant & Hamill Fundamental International Small Cap Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Institutional	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018(a)		Year Ended December 31, 2017	For the Period Ended December 31, 2016(b)
Net asset value, beginning of period	$13.48		$20.83		$15.64	$15.76
Income (loss) from investment operations:
Net investment income (loss)(c)	0.03		(0.00	)(d)	0.08	0.11
Net realized and unrealized gains (losses) on investments	4.34		(4.66)		5.22	(0.01)
Total from investment operations	4.37		(4.66)		5.30	0.10

Less dividends and distributions:
Dividends from net investment income	—		(0.11)		(0.11)	(0.22)
Distributions from net realized gains	—		(2.58)		—	—
Total distributions	—		(2.69)		(0.11)	(0.22)
Net asset value, end of period	$17.85		$13.48		$20.83	$15.64

Total Return	32.42	%(e)	(22.90)%		33.89%	0.66	%(e)

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$8,004		$20,266		$29,652	$20,358

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.25	%(f)(g)	1.29%		1.29%	1.19	%(f)
Without fee waivers/reimbursements	1.72	%(f)	1.62%		1.59%	1.65	%(f)
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	0.34	%(f)	(0.02)%		0.44%	1.06	%(f)
Without fee waivers/reimbursements	(0.13	)%(f)	(0.35)%		0.14%	0.60	%(f)
Portfolio turnover rate	10	%(e)	57%		48%	44	%(h)

(a)	Prior to April 30, 2018 known as the Westcore International Small-Cap Fund.
(b)	The Fund added an institutional share class on April 29, 2016.
(c)	Calculated using the average shares method.
(d)	Less than $0.005 per share.
(e)	Total return and portfolio turnover are not annualized for periods less than one full year.
(f)	Annualized.
(g)	Contractual expense limitation changed from 1.29% to 1.10% effective May 1, 2019.
(h)	Porfolio turnover rate is calculated at the fund level and represents the year ended December 31, 2016.

See Notes to Financial Statements.

102	| www.sbhfunds.com

Segall Bryant & Hamill Global Large Cap Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Retail	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018(a)		Year Ended December 31, 2017	Year Ended December 31, 2016(b)	Year Ended December 31, 2015	Year Ended December 31, 2014
Net asset value, beginning of period	$9.52		$11.12		$9.79	$9.45	$10.57	$10.91
Income (loss) from investment operations:
Net investment income(c)	0.17		0.20		0.19	0.17	0.23	0.19
Net realized and unrealized gains (losses) on investments	1.24		(1.16)		1.70	0.63	(0.30)	0.28
Total from investment operations	1.41		(0.96)		1.89	0.80	(0.07)	0.47

Less dividends and distributions:
Dividends from net investment income	(0.17)		(0.19)		(0.18)	(0.18)	(0.23)	(0.19)
Distributions from net realized gains	—		(0.45)		(0.38)	(0.28)	(0.82)	(0.62)
Total distributions	(0.17)		(0.64)		(0.56)	(0.46)	(1.05)	(0.81)
Net asset value, end of period	$10.76		$9.52		$11.12	$9.79	$9.45	$10.57

Total Return	14.89	%(d)	(8.70)%		19.56%	8.58%	(0.56)%	4.43%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$45,930		$41,887		$50,894	$44,296	$37,613	$46,432

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.89	%(e)	0.99	%(f)	0.99%	0.99%	0.99%	0.99%
Without fee waivers/reimbursements	1.24	%(e)	1.22%		1.20%	1.22%	1.17%	1.14%
Ratio of net investment income to average net assets
With fee waivers/reimbursements	3.23	%(e)	1.88%		1.83%	1.79%	2.19%	1.67%
Without fee waivers/reimbursements	2.88	%(e)	1.65%		1.62%	1.56%	2.01%	1.52%
Portfolio turnover rate	25	%(d)	59%		17%	61%	65%	18%

(a)	Prior to April 30, 2018 known as the Westcore Global Large-Cap Dividend Fund.
(b)	Prior to April 29, 2016 known as the Westcore Blue Chip Dividend Fund.
(c)	Calculated using the average shares method.
(d)	Total return and portfolio turnover are not annualized for periods less than one full year.
(e)	Annualized.
(f)	Contractual expense limitation changed from 0.99% to 0.89% effective December 20, 2018.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2019 |	103

Segall Bryant & Hamill Global Large Cap Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Institutional	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018(a)		Year Ended December 31, 2017	Year Ended December 31, 2016(b)	Year Ended December 31, 2015	Year Ended December 31, 2014
Net asset value, beginning of period	$9.43		$11.04		$9.71	$9.39	$10.51	$10.85
Income (loss) from investment operations:
Net investment income(c)	0.17		0.23		0.20	0.20	0.25	0.21
Net realized and unrealized gains (losses) on investments	1.24		(1.16)		1.70	0.60	(0.30)	0.28
Total from investment operations	1.41		(0.93)		1.90	0.80	(0.05)	0.49

Less dividends and distributions:
Dividends from net investment income	(0.19)		(0.23)		(0.19)	(0.20)	(0.25)	(0.21)
Distributions from net realized gains	—		(0.45)		(0.38)	(0.28)	(0.82)	(0.62)
Total distributions	(0.19)		(0.68)		(0.57)	(0.48)	(1.07)	(0.83)
Net asset value, end of period	$10.65		$9.43		$11.04	$9.71	$9.39	$10.51

Total Return	15.02	%(d)	(8.53)%		19.78%	8.63%	(0.42)%	4.66%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$2,441		$2,589		$5,148	$3,466	$3,391	$4,746

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.74	%(e)	0.84	%(f)	0.90%	0.81%	0.82%	0.82%
Without fee waivers/reimbursements	1.12	%(e)	1.09%		1.09%	1.21%	1.05%	1.01%
Ratio of net investment income to average net assets
With fee waivers/reimbursements	3.35	%(e)	2.11%		1.91%	2.01%	2.38%	1.88%
Without fee waivers/reimbursements	2.97	%(e)	1.86%		1.72%	1.61%	2.15%	1.69%
Portfolio turnover rate	25	%(d)	59%		17%	61%	65%	18%

(a)	Prior to April 30, 2018 known as the Westcore Global Large-Cap Dividend Fund.
(b)	Prior to April 29, 2016 known as the Westcore Blue Chip Dividend Fund.
(c)	Calculated using the average shares method.
(d)	Total return and portfolio turnover are not annualized for periods less than one full year.
(e)	Annualized.
(f)	Contractual expense limitation changed from 0.84% to 0.74% effective December 20, 2018.

See Notes to Financial Statements.

104	| www.sbhfunds.com

Segall Bryant & Hamill Short Term Plus Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Retail	Six Months Ended June 30, 2019 (Unaudited)		For the Period Ended December 31, 2018(a)
Net asset value, beginning of period	$10.02		$10.00
Income from investment operations:
Net investment income(b)	0.14		0.01
Net realized and unrealized gains on investments	0.08		0.01
Total from investment operations	0.22		0.02

Less dividends and distributions:
Dividends from net investment income	(0.14)		—
Net asset value, end of period	$10.10		$10.02

Total Return	2.22	%(c)	0.20	%(c)

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$364		$200

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.49	%(d)	0.49	%(d)
Without fee waivers/reimbursements	6.28	%(d)(e)	9.96	%(d)(f)
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	2.74	%(d)	2.39	%(d)
Without fee waivers/reimbursements	(3.05	)%(d)(e)	(7.08	)%(d)(f)
Portfolio turnover rate	9	%(c)	0	%(c)

(a)	Commenced operations on December 17, 2018.
(b)	Calculated using the average shares method.
(c)	Total return and portfolio turnover are not annualized for periods less than one full year.
(d)	Annualized.
(e)	Ratios before fee waivers for start up periods may not be representative of long term operating results.
(f)	Ratios before fee waivers for start up periods may not be representative of long term operating results. For the purpose of the ratio, audit and tax preparation fees have not been annualized.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2019 |	105

Segall Bryant & Hamill Short Term Plus Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Institutional	Six Months Ended June 30, 2019 (Unaudited)		For the Period Ended December 31, 2018(a)
Net asset value, beginning of period	$10.02		$10.00
Income from investment operations:
Net investment income(b)	0.14		0.01
Net realized and unrealized gains on investments	0.08		0.01
Total from investment operations	0.22		0.02

Less dividends and distributions:
Dividends from net investment income	(0.14)		—
Net asset value, end of period	$10.10		$10.02

Total Return	2.25	%(c)	0.20	%(c)

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$2,994		$1,002

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.40	%(d)	0.40	%(d)
Without fee waivers/reimbursements	5.91	%(d)(e)	9.74	%(d)(f)
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	2.78	%(d)	2.48	%(d)
Without fee waivers/reimbursements	(2.73	)%(d)(e)	(6.86	)%(d)(f)
Portfolio turnover rate	9	%(c)	0	%(c)

(a)	Commenced operations on December 17, 2018.
(b)	Calculated using the average shares method.
(c)	Total return and portfolio turnover are not annualized for periods less than one full year.
(d)	Annualized.
(e)	Ratios before fee waivers for start up periods may not be representative of long term operating results.
(f)	Ratios before fee waivers for start up periods may not be representative of long term operating results. For the purpose of the ratio, audit and tax preparation fees have not been annualized.

See Notes to Financial Statements.

106	| www.sbhfunds.com

Segall Bryant & Hamill Plus Bond Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Retail	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018(a)	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014
Net asset value, beginning of period	$10.32		$10.71	$10.59	$10.55		$10.92	$10.71
Income (loss) from investment operations:
Net investment income(b)	0.16		0.33	0.34	0.33		0.31	0.34
Net realized and unrealized gains (losses) on investments	0.48		(0.36)	0.16	0.07		(0.31)	0.28
Total from investment operations	0.64		(0.03)	0.50	0.40		—	0.62

Less dividends and distributions:
Dividends from net investment income	(0.19)		(0.34)	(0.37)	(0.36)		(0.34)	(0.35)
Distributions from net realized gains	—		(0.02)	(0.01)	(0.00	)(c)	(0.03)	(0.06)
Total distributions	(0.19)		(0.36)	(0.38)	(0.36)		(0.37)	(0.41)
Net asset value, end of period	$10.77		$10.32	$10.71	$10.59		$10.55	$10.92

Total Return	6.28	%(d)	(0.18)%	4.74%	3.82%		0.01%	5.90%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$640,810		$915,824	$1,056,835	$1,066,591		$1,309,659	$1,354,837

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.55	%(e)	0.55%	0.55%	0.55%		0.55%	0.55%
Without fee waivers/reimbursements	0.75	%(e)	0.76%	0.77%	0.78%		0.70%	0.70%
Ratio of net investment income to average net assets
With fee waivers/reimbursements	3.11	%(e)	3.17%	3.15%	3.03%		2.87%	3.08%
Without fee waivers/reimbursements	2.91	%(e)	2.96%	2.93%	2.80%		2.72%	2.93%
Portfolio turnover rate	25	%(d)	59%	38%	52%		51%	62%

(a)	Prior to April 30, 2018 known as the Westcore Plus Bond Fund.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)	Total return and portfolio turnover are not annualized for periods less than one full year.
(e)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2019 |	107

Segall Bryant & Hamill Plus Bond Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Institutional	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018(a)	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014
Net asset value, beginning of period	$10.23		$10.60	$10.48	$10.43		$10.79	$10.59
Income (loss) from investment operations:
Net investment income(b)	0.16		0.34	0.35	0.34		0.32	0.35
Net realized and unrealized gains (losses) on investments	0.49		(0.34)	0.15	0.08		(0.29)	0.28
Total from investment operations	0.65		0.00 (c)	0.50	0.42		0.03	0.63

Less dividends and distributions:
Dividends from net investment income	(0.20)		(0.35)	(0.37)	(0.37)		(0.36)	(0.37)
Distributions from net realized gains	—		(0.02)	(0.01)	(0.00	)(c)	(0.03)	(0.06)
Total distributions	(0.20)		(0.37)	(0.38)	(0.37)		(0.39)	(0.43)
Net asset value, end of period	$10.68		$10.23	$10.60	$10.48		$10.43	$10.79

Total Return	6.38	%(d)	0.06%	4.81%	4.01%		0.23%	6.02%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$397,840		$307,253	$229,912	$121,829		$108,101	$151,986

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.40	%(e)	0.40%	0.40%	0.38%		0.42%	0.42%
Without fee waivers/reimbursements	0.56	%(e)	0.56%	0.56%	0.56%		0.55%	0.55%
Ratio of net investment income to average net assets
With fee waivers/reimbursements	3.14	%(e)	3.33%	3.29%	3.20%		2.99%	3.22%
Without fee waivers/reimbursements	2.98	%(e)	3.17%	3.13%	3.02%		2.86%	3.09%
Portfolio turnover rate	25	%(d)	59%	38%	52%		51%	62%

(a)	Prior to April 30, 2018 known as the Westcore Plus Bond Fund.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)	Total return and portfolio turnover are not annualized for periods less than one full year.
(e)	Annualized.

See Notes to Financial Statements.

108	| www.sbhfunds.com

Segall Bryant & Hamill Quality High Yield Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Retail	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018(a)	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net asset value, beginning of period	$8.40		$8.99	$8.86	$8.23	$8.80	$8.83
Income (loss) from investment operations:
Net investment income(b)	0.19		0.40	0.41	0.40	0.42	0.46
Net realized and unrealized gains (losses) on investments	0.52		(0.59)	0.13	0.63	(0.55)	(0.02)
Total from investment operations	0.71		(0.19)	0.54	1.03	(0.13)	0.44

Less dividends and distributions:
Dividends from net investment income	(0.25)		(0.40)	(0.41)	(0.40)	(0.44)	(0.47)

Paid-in capital from redemption fees	—		—	—	0.00 (c)	0.00 (c)	0.00 (c)
Net asset value, end of period	$8.86		$8.40	$8.99	$8.86	$8.23	$8.80

Total Return	8.58	%(d)	(2.19)%	6.18%	12.75%	(1.64)%	5.01%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$40,323		$43,045	$58,486	$56,997	$46,725	$59,734

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.85	%(e)	0.85%	0.85%	0.85%	0.85%	0.85%
Without fee waivers/reimbursements	0.97	%(e)	0.99%	0.98%	0.95%	0.98%	0.88%
Ratio of net investment income to average net assets
With fee waivers/reimbursements	4.40	%(e)	4.52%	4.52%	4.63%	4.86%	5.16%
Without fee waivers/reimbursements	4.28	%(e)	4.38%	4.39%	4.53%	4.73%	5.13%
Portfolio turnover rate	17	%(d)	21%	37%	47%	37%	37%

(a)	Prior to April 30, 2018 known as the Westcore Flexible Income Fund.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)	Total return and portfolio turnover are not annualized for periods less than one full year.
(e)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2019 |	109

Segall Bryant & Hamill Quality High Yield Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Institutional	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018(a)	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net asset value, beginning of period	$8.29		$8.88	$8.75	$8.12	$8.68	$8.71
Income (loss) from investment operations:
Net investment income(b)	0.19		0.40	0.42	0.41	0.43	0.47
Net realized and unrealized gains (losses) on investments	0.52		(0.58)	0.13	0.62	(0.55)	(0.02)
Total from investment operations	0.71		(0.18)	0.55	1.03	(0.12)	0.45

Less dividends and distributions:
Dividends from net investment income	(0.24)		(0.41)	(0.42)	(0.41)	(0.44)	(0.48)

Paid-in capital from redemption fees	—		—	—	0.01	0.00 (c)	0.00 (c)
Net asset value, end of period	$8.76		$8.29	$8.88	$8.75	$8.12	$8.68

Total Return	8.56	%(d)	(2.12)%	6.35%	13.10%	(1.51)%	5.21%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$18,412		$12,962	$20,734	$18,488	$11,435	$5,135

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.70	%(e)	0.69%	0.68%	0.63%	0.72%	0.67%
Without fee waivers/reimbursements	0.79	%(e)	0.81%	0.78%	0.84%	1.03%	1.04%
Ratio of net investment income to average net assets
With fee waivers/reimbursements	4.53	%(e)	4.68%	4.67%	4.85%	5.06%	5.36%
Without fee waivers/reimbursements	4.44	%(e)	4.56%	4.57%	4.64%	4.75%	4.99%
Portfolio turnover rate	17	%(d)	21%	37%	47%	37%	37%

(a)	Prior to April 30, 2018 known as the Westcore Flexible Income Fund.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)	Total return and portfolio turnover are not annualized for periods less than one full year.
(e)	Annualized.

See Notes to Financial Statements.

110	| www.sbhfunds.com

Segall Bryant & Hamill Municipal Opportunities Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Retail	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018(a)	Year Ended December 31, 2017		For the Period Ended December 31, 2016(b)
Net asset value, beginning of period	$10.38		$10.61	$10.15		$10.00
Income (loss) from investment operations:
Net investment income(c)	0.14		0.35	0.32		0.00	(d)
Net realized and unrealized gains (losses) on investments	0.34		(0.23)	0.53		0.15
Total from investment operations	0.48		0.12	0.85		0.15

Less dividends and distributions:
Dividends from net investment income	(0.18)		(0.34)	(0.31)		—
Distributions from net realized gains	—		(0.01)	(0.08)		—
Total distributions	(0.18)		(0.35)	(0.39)		—
Net asset value, end of period	$10.68		$10.38	$10.61		$10.15

Total Return	4.67	%(e)	1.23%	8.44%		1.50	%(e)

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$10,930		$6,405	$2,709		$406

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.65	%(f)	0.65%	0.65%		0.65	%(f)
Without fee waivers/reimbursements	0.93	%(f)	1.09%	3.09	%(g)	19.11	%(f)(h)
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	2.71	%(f)	3.40%	2.99%		1.05	%(f)
Without fee waivers/reimbursements	2.43	%(f)	2.96%	0.55	%(g)	(17.41	)%(f)(h)
Portfolio turnover rate	68	%(e)	188%	284%		0	%(e)

(a)	Prior to April 30, 2018 known as the Westcore Municipal Opportunities Fund.
(b)	Commenced operations on December 19, 2016.
(c)	Calculated using the average shares method.
(d)	Less than $0.005 per share.
(e)	Total return and portfolio turnover are not annualized for periods less than one full year.
(f)	Annualized.
(g)	Ratios before fee waivers for start up periods may not be representative of long term operating results.
(h)	Ratios before fee waivers for start up periods may not be representative of long term operating results. For the purpose of the ratio, audit and tax preparation fees have not been annualized.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2019 |	111

Segall Bryant & Hamill Municipal Opportunities Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Institutional	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018(a)	Year Ended December 31, 2017		For the Period Ended December 31, 2016(b)
Net asset value, beginning of period	$10.39		$10.62	$10.15		$10.00
Income (loss) from investment operations:
Net investment income(c)	0.15		0.37	0.34		0.00	(d)
Net realized and unrealized gains (losses) on investments	0.33		(0.23)	0.53		0.15
Total from investment operations	0.48		0.14	0.87		0.15

Less dividends and distributions:
Dividends from net investment income	(0.19)		(0.36)	(0.32)		—
Distributions from net realized gains	—		(0.01)	(0.08)		—
Total distributions	(0.19)		(0.37)	(0.40)		—
Net asset value, end of period	$10.68		$10.39	$10.62		$10.15

Total Return	4.67	%(e)	1.36%	8.68%		1.50	%(e)

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$59,002		$35,204	$21,371		$355

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.50	%(f)	0.50%	0.40%		0.61	%(f)
Without fee waivers/reimbursements	0.76	%(f)	0.91%	2.29	%(g)	19.48	%(f)(h)
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	2.90	%(f)	3.51%	3.24%		1.08	%(f)
Without fee waivers/reimbursements	2.64	%(f)	3.10%	1.35	%(g)	(17.79	)%(f)(h)
Portfolio turnover rate	68	%(e)	188%	284%		0	%(e)

(a)	Prior to April 30, 2018 known as the Westcore Municipal Opportunities Fund.
(b)	Commenced operations on December 19, 2016.
(c)	Calculated using the average shares method.
(d)	Less than $0.005 per share.
(e)	Total return and portfolio turnover are not annualized for periods less than one full year.
(f)	Annualized.
(g)	Ratios before fee waivers for start up periods may not be representative of long term operating results.
(h)	Ratios before fee waivers for start up periods may not be representative of long term operating results. For the purpose of the ratio, audit and tax preparation fees have not been annualized.

See Notes to Financial Statements.

112	| www.sbhfunds.com

Segall Bryant & Hamill Colorado Tax Free Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Retail	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018(a)	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net asset value, beginning of period	$11.30		$11.58	$11.32	$11.66	$11.63	$11.16
Income (loss) from investment operations:
Net investment income(b)	0.15		0.35	0.32	0.31	0.32	0.33
Net realized and unrealized gains (losses) on investments	0.36		(0.28)	0.26	(0.31)	0.02	0.47
Total from investment operations	0.51		0.07	0.58	—	0.34	0.80

Less dividends and distributions:
Dividends from net investment income	(0.18)		(0.35)	(0.32)	(0.31)	(0.31)	(0.33)
Distributions from net realized gains	—		—	—	(0.03)	—	—
Total distributions	(0.18)		(0.35)	(0.32)	(0.34)	(0.31)	(0.33)
Net asset value, end of period	$11.63		$11.30	$11.58	$11.32	$11.66	$11.63

Total Return	4.56	%(c)	0.60%	5.21%	(0.07)%	3.02%	7.23%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$135,401		$176,020	$193,426	$196,237	$192,920	$158,972

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.65	%(d)	0.65%	0.65%	0.65%	0.65%	0.65%
Without fee waivers/reimbursements	0.80	%(d)	0.82%	0.82%	0.84%	0.77%	0.77%
Ratio of net investment income to average net assets
With fee waivers/reimbursements	2.61	%(d)	3.05%	2.80%	2.62%	2.73%	2.87%
Without fee waivers/reimbursements	2.46	%(d)	2.88%	2.63%	2.43%	2.61%	2.75%
Portfolio turnover rate	13	%(c)	47%	64%	47%	30%	13%

(a)	Prior to April 30, 2018 known as the Westcore Colorado Tax-Exempt Fund.
(b)	Calculated using the average shares method.
(c)	Total return and portfolio turnover are not annualized for periods less than one full year.
(d)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2019 |	113

Segall Bryant & Hamill Colorado Tax Free Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Institutional	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018(a)	Year Ended December 31, 2017	For the Period Ended December 31, 2016(b)
Net asset value, beginning of period	$11.33		$11.61	$11.34	$11.79
Income (loss) from investment operations:
Net investment income(c)	0.14		0.36	0.34	0.22
Net realized and unrealized gains (losses) on investments	0.39		(0.28)	0.26	(0.44)
Total from investment operations	0.53		0.08	0.60	(0.22)

Less dividends and distributions:
Dividends from net investment income	(0.19)		(0.36)	(0.33)	(0.20)
Distributions from net realized gains	—		—	—	(0.03)
Total distributions	(0.19)		(0.36)	(0.33)	(0.23)
Net asset value, end of period	$11.67		$11.33	$11.61	$11.34

Total Return	4.67	%(d)	0.73%	5.34%	(1.93	)%(d)

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$185,964		$96,615	$79,263	$29,557

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.50	%(e)	0.50%	0.50%	0.49	%(e)
Without fee waivers/reimbursements	0.62	%(e)	0.63%	0.64%	0.68	%(e)
Ratio of net investment income to average net assets
With fee waivers/reimbursements	2.37	%(e)	3.20%	2.96%	2.81	%(e)
Without fee waivers/reimbursements	2.25	%(e)	3.07%	2.82%	2.62	%(e)
Portfolio turnover rate	13	%(d)	47%	64%	47	%(f)

(a)	Prior to April 30, 2018 known as the Westcore Colorado Tax-Exempt Fund.
(b)	The Fund added an institutional share class on April 29, 2016.
(c)	Calculated using the average shares method.
(d)	Total return and portfolio turnover are not annualized for periods less than one full year.
(e)	Annualized.
(f)	Porfolio turnover rate is calculated at the fund level and represents the year ended December 31, 2016.

See Notes to Financial Statements.

114	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Notes to Financial Statements
June 30, 2019 (Unaudited)

1. ORGANIZATION

Segall Bryant & Hamill Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Interests in the Segall Bryant & Hamill Micro Cap Fund, Segall Bryant & Hamill Small Cap Value Dividend Fund, Segall Bryant & Hamill Small Cap Growth Fund, Segall Bryant & Hamill Smid Cap Value Dividend Fund, Segall Bryant & Hamill Mid Cap Value Dividend Fund, Segall Bryant & Hamill Workplace Equality Fund, Segall Bryant & Hamill Fundamental International Small Cap Fund, Segall Bryant & Hamill Global Large Cap Fund, Segall Bryant & Hamill Short Term Plus Fund, Segall Bryant & Hamill Plus Bond Fund, Segall Bryant & Hamill Quality High Yield Fund, Segall Bryant & Hamill Municipal Opportunities Fund and Segall Bryant & Hamill Colorado Tax Free Fund (the “Funds”) are represented by separate classes of beneficial interest of the Trust, which is organized as a Massachusetts business trust. All of the Funds offer Retail Class shares. All of the Funds also offer Institutional Class shares except Segall Bryant & Hamill Micro Cap Fund. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters solely affecting such class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. Each Fund is considered an investment company for financial reporting purposes. The following policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

Use of Estimates – The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. The actual results could differ from those estimates.

Cash Equivalents – The Funds’ cash is held in a bank account with balances which may exceed the amount covered by federal deposit insurance. As of June 30, 2019, the cash equivalents balances reflected on the Statements of Assets and Liabilities represent the amounts held in a deposit sweep account.

Investment Valuation – All securities of the Funds are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. (Eastern Time), on each day that the NYSE is open, subject to provisions in the prospectus and/or Statement of Additional Information regarding pricing at other times in case of an emergency and optional pricing of the Funds in the event that the NYSE does not open for business because of an emergency.

Securities that are traded on a recognized domestic stock exchange are generally valued at the last sales price as of the valuation time on the principal stock exchange on which they are traded. Securities that are principally traded on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) exchange are generally valued at the NASDAQ Official Closing Price (“NOCP”). Unlisted securities that are traded on the domestic over-the-counter market for which last sales prices are available, are generally valued at the last sales price as of the valuation time. In the absence of sales and NOCP, such securities are valued at the bid price.

Securities that are traded on a foreign stock exchange (and that are not listed on a recognized domestic stock exchange or traded on the NASDAQ exchange or the domestic over-the-counter market) are generally valued at the official closing price on the principal stock exchange on which they are traded. When an event occurs subsequent to the close of the foreign exchange and the close of the NYSE that was likely to have changed such value, the fair value of those securities are determined in good faith in accordance with procedures established by and under the general supervision of the Board of Trustees. The Funds will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value is believed to have been materially affected by an valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE. In the event that closing prices are not available for such foreign securities, such securities are generally valued at the last sales price occurring prior to the closing of its principal exchange.

Forward foreign currency contracts have a fair value determined by an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing vendor. Foreign currency exchange rates and forward foreign currency exchange rates may generally be obtained at the close of the NYSE.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value.

Fixed-income obligations, having a remaining maturity of greater than 60 days, are typically valued at the evaluated prices formulated by an independent pricing service.

Semi-Annual Report | June 30, 2019 |	115

Segall Bryant & Hamill Funds	Notes to Financial Statements
June 30, 2019 (Unaudited)

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board of Trustees. Factors which may be considered when determining the value of a security include (a) the fundamental data relating to the investment; (b) an evaluation of the forces which influence the market in which the security is sold, including the liquidity and depth of the market; (c) the market value at date of purchase; (d) information as to any transactions or offers with respect to the security or comparable securities; and (e) any other relevant matters.

Market, Credit and Counterparty Risk – In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional, national or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Securities Traded on Foreign Exchanges – All of the Funds, except the Segall Bryant & Hamill Colorado Tax Free Fund, may invest at least a portion of their assets in foreign securities. As of June 30, 2019, all Funds were primarily invested in securities traded on U.S. exchanges, except Segall Bryant & Hamill Fundamental International Small Cap Fund and Segall Bryant & Hamill Global Large Cap Fund. In the event that a Fund executes a security transaction on a foreign exchange, the Fund will generally enter into a foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. The accounting records of the Funds are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Country Risk – As of June 30, 2019, the Segall Bryant & Hamill Global Large Cap Fund invested a significant percentage of its assets in Switzerland and the Segall Bryant & Hamill Fundamental International Small Cap Fund invested a significant percentage of its assets in Japan. Therefore, they may be more affected by economic developments and currency fluctuations in these countries.

Sector Concentration Risk – The Funds may concentrate investments in companies that are in a single sector or related sector. Concentrating investments in a single sector may make the Fund more susceptible to adverse economic, business, regulatory or other developments affecting that sector. If an economic downturn occurs in a sector in which the Fund’s investments are concentrated, the Fund may perform poorly during that period.

Federal Income Taxes – No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

As of and during the six months ended June 30, 2019, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Offering Costs – The Segall Bryant and Hamill Short Term Plus Fund incurred offering costs which are being amortized over the first twelve months from the commencement date of the Fund, December 17, 2018. Offering costs include fees for preparing and printing initial prospectuses, legal and registration fees. Amounts amortized in the six months ended June 30, 2019 are shown on the Fund’s Statement of Operations.

When-Issued/Forward Commitment Securities – Each Fund may purchase or sell securities on a “when-issued” or “forward commitment” basis which involves a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. In accordance with SEC guidance, each Fund segregates liquid assets in an amount sufficient to satisfy the purchase price. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund’s net asset value to the extent each Fund makes such purchases while remaining substantially fully invested. Settlements in the ordinary course of business, which may take substantially more than three business days for non-U.S. securities, are not treated by the Funds as “when-issued” or “forward commitment” transactions.

Security Transactions and Related Investment Income – For financial reporting purposes, the Funds’ investment transactions and shareholder transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due

116	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Notes to Financial Statements
June 30, 2019 (Unaudited)

diligence. Interest income, which includes amortization of premiums, accretion of discounts and income earned on money market funds, is accrued and recorded daily. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis.

Investments in Real Estate Investment Trusts (REITs) – With respect to each Fund, dividend income is recorded based on the income included in distributions received from its REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of these estimated amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year end, and may differ from the estimated amounts.

3. SHARES OF BENEFICIAL INTEREST

On June 30, 2019, there was an unlimited number of no par value shares of beneficial interest authorized for each Fund. Transactions in shares of beneficial interest were as follows:

	For the Six Months Ended June 30, 2019	For the Year Ended December 31, 2018
Segall Bryant & Hamill Micro Cap Fund
Retail:
Shares Sold	9,963	180,668
Shares issued in Reinvestment of Distributions	—	187,161
Total	9,963	367,829
Less Shares Redeemed	(80,018)	(758,109)
Net Decrease	(70,055)	(390,280)
Segall Bryant & Hamill Small Cap Value Dividend Fund
Retail:
Shares Sold	266,124	399,542
Shares issued in Reinvestment of Distributions	—	284,097
Total	266,124	683,639
Less Shares Redeemed	(274,612)	(4,283,531)
Net Decrease	(8,488)	(3,599,892)
Institutional:
Shares Sold	1,286,094	2,923,518
Shares issued in Reinvestment of Distributions	—	1,049,152
Total	1,286,094	3,972,670
Less Shares Redeemed	(804,002)	(6,104,415)
Net Increase (Decrease)	482,092	(2,131,745)
Segall Bryant & Hamill Small Cap Growth Fund
Retail:
Shares Sold	104,734	107,855
Shares issued in Reinvestment of Distributions	—	36,555
Total	104,734	144,410
Less Shares Redeemed	(40,983)	(62,942)
Net Increase	63,751	81,468
Institutional:
Shares Sold	281,622	223,489
Shares issued in connection with Fund Reorganization	—	5,912,534
Shares issued in Reinvestment of Distributions	—	46,982
Total	281,622	6,183,005
Less Shares Redeemed	(353,202)	(465,984)
Net Increase (Decrease)	(71,580)	5,717,021

Semi-Annual Report | June 30, 2019 |	117

Segall Bryant & Hamill Funds	Notes to Financial Statements
June 30, 2019 (Unaudited)

	For the Six Months Ended June 30, 2019	For the Year Ended December 31, 2018
Segall Bryant & Hamill Smid Cap Value Dividend Fund
Retail:
Shares Sold	153	34,777
Shares issued in Reinvestment of Distributions	—	801
Total	153	35,578
Less Shares Redeemed	(13,870)	(19,414)
Net Increase (Decrease)	(13,717)	16,164
Institutional:
Shares Sold	—	3,644
Shares issued in Reinvestment of Distributions	—	389
Total	—	4,033
Less Shares Redeemed	—	(49)
Net Increase	—	3,984
Segall Bryant & Hamill Mid Cap Value Dividend Fund
Retail:
Shares Sold	110,899	236,220
Shares issued in connection with Fund Reorganization	—	1,010,523
Shares issued in Reinvestment of Distributions	—	94,580
Total	110,899	1,341,323
Less Shares Redeemed	(487,704)	(826,451)
Net Increase (Decrease)	(376,805)	514,872
Institutional:
Shares Sold	130,282	409,146
Shares issued in connection with Fund Reorganization	—	72,944
Shares issued in Reinvestment of Distributions	—	128,832
Total	130,282	610,922
Less Shares Redeemed	(475,144)	(393,920)
Net Increase (Decrease)	(344,862)	217,002
Segall Bryant & Hamill Workplace Equality Fund
Retail:
Shares Sold	73,814	61,661
Shares issued in Reinvestment of Distributions	13,228	131,727
Total	87,042	193,388
Less Shares Redeemed	(79,281)	(356,485)
Net Increase (Decrease)	7,761	(163,097)
Institutional:
Shares Sold	1,149,392	30,703
Shares issued in Reinvestment of Distributions	4,938	4,269
Total	1,154,330	34,972
Less Shares Redeemed	(34,769)	(6,580)
Net Increase	1,119,561	28,392

118	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Notes to Financial Statements
June 30, 2019 (Unaudited)

	For the Six Months Ended June 30, 2019	For the Year Ended December 31, 2018
Segall Bryant & Hamill Fundamental International Small Cap Fund
Retail:
Shares Sold	106,257	261,376
Shares issued in Reinvestment of Distributions	—	391,757
Total	106,257	653,133
Less Shares Redeemed	(768,063)	(956,149)
Net Decrease	(661,806)	(303,016)
Institutional:
Shares Sold	161,187	377,304
Shares issued in Reinvestment of Distributions	—	247,771
Total	161,187	625,075
Less Shares Redeemed	(1,216,072)	(545,741)
Net Increase (Decrease)	(1,054,885)	79,334
Segall Bryant & Hamill Global Large Cap Fund
Retail:
Shares Sold	56,495	178,745
Shares issued in Reinvestment of Distributions	64,998	261,490
Total	121,493	440,235
Less Shares Redeemed	(254,016)	(617,076)
Net Decrease	(132,523)	(176,841)
Institutional:
Shares Sold	14,399	169,455
Shares issued in Reinvestment of Distributions	3,471	19,706
Total	17,870	189,161
Less Shares Redeemed	(63,259)	(380,764)
Net Decrease	(45,389)	(191,603)
Segall Bryant & Hamill Short Term Plus Fund
Retail:
Shares Sold	35,841	20,000
Shares issued in Reinvestment of Distributions	452	—
Total	36,293	20,000
Less Shares Redeemed	(20,233)	—
Net Increase	16,060	20,000
Institutional:
Shares Sold	200,205	100,000
Shares issued in Reinvestment of Distributions	2,775	—
Total	202,980	100,000
Less Shares Redeemed	(6,559)	—
Net Increase	196,421	100,000
Segall Bryant & Hamill Plus Bond Fund
Retail:
Shares Sold	8,794,650	16,750,119
Shares issued in Reinvestment of Distributions	1,425,012	3,246,431
Total	10,219,662	19,996,550
Less Shares Redeemed	(39,455,644)	(29,985,799)
Net Decrease	(29,235,982)	(9,989,249)
Institutional:
Shares Sold	9,879,033	15,140,957
Shares issued in Reinvestment of Distributions	601,340	992,547
Total	10,480,373	16,133,504
Less Shares Redeemed	(3,258,954)	(7,782,694)
Net Increase	7,221,419	8,350,810

Semi-Annual Report | June 30, 2019 |	119

Segall Bryant & Hamill Funds	Notes to Financial Statements
June 30, 2019 (Unaudited)

	For the Six Months Ended June 30, 2019	For the Year Ended December 31, 2018
Segall Bryant & Hamill Quality High Yield Fund
Retail:
Shares Sold	164,570	529,562
Shares issued in Reinvestment of Distributions	132,422	250,765
Total	296,992	780,327
Less Shares Redeemed	(869,805)	(2,159,820)
Net Decrease	(572,813)	(1,379,493)
Institutional:
Shares Sold	660,179	794,178
Shares issued in Reinvestment of Distributions	53,127	100,946
Total	713,306	895,124
Less Shares Redeemed	(174,602)	(1,667,578)
Net Increase (Decrease)	538,704	(772,454)
Segall Bryant & Hamill Municipal Opportunities Fund
Retail:
Shares Sold	435,259	538,036
Shares issued in Reinvestment of Distributions	14,967	14,242
Total	450,226	552,278
Less Shares Redeemed	(43,462)	(190,697)
Net Increase	406,764	361,581
Institutional:
Shares Sold	2,364,038	2,414,083
Shares issued in Reinvestment of Distributions	83,700	99,680
Total	2,447,738	2,513,763
Less Shares Redeemed	(312,795)	(1,139,929)
Net Increase	2,134,943	1,373,834
Segall Bryant & Hamill Colorado Tax Free Fund
Retail:
Shares Sold	1,503,296	3,767,244
Shares issued in Reinvestment of Distributions	208,551	465,791
Total	1,711,847	4,233,035
Less Shares Redeemed	(5,650,571)	(5,360,903)
Net Decrease	(3,938,724)	(1,127,868)
Institutional:
Shares Sold	8,157,388	4,156,610
Shares issued in Reinvestment of Distributions	168,012	231,330
Total	8,325,400	4,387,940
Less Shares Redeemed	(914,721)	(2,689,949)
Net Increase	7,410,679	1,697,991

4. TAX BASIS DISTRIBUTIONS AND TAX BASIS INFORMATION

Under the Regulated Investment Company Modernization Act of 2010, as amended, (the “Act”), net capital losses recognized in tax years beginning after December 22, 2010 may be carried forward indefinitely, and the character of the losses is retained as short-term and/or long-term.

120	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Notes to Financial Statements
June 30, 2019 (Unaudited)

Capital loss carryovers used during the year ended December 31, 2018 were as follows:

Fund	Amount
Segall Bryant & Hamill Smid Cap Value Dividend Fund	$5,030
Segall Bryant & Hamill Mid Cap Value Dividend Fund	15,606
Segall Bryant & Hamill Fundamental International Small Cap Fund	1,693,231
Segall Bryant & Hamill Quality High Yield Fund	50,308

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of December 31, 2018, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term		Long-Term
Segall Bryant & Hamill Small Cap Growth Fund	$76,427,912	*	$—
Segall Bryant & Hamill Smid Cap Value Dividend Fund	7,992		—
Segall Bryant & Hamill Mid Cap Value Dividend Fund	723,678	**	—
Segall Bryant & Hamill Plus Bond Fund	3,285,324		—
Segall Bryant & Hamill Quality High Yield Fund	149,378		8,744,232
Segall Bryant & Hamill Municipal Opportunities Fund	105,695		—
Segall Bryant & Hamill Colorado Tax Free Fund	954,350		77,276

*	Segall Bryant & Hamill Small Cap Growth Fund carry forward includes $76,427,912 brought over from Segall Bryant & Hamill Small Cap Growth Fund II after the funds merger.

**	Segall Bryant & Hamill Mid Cap Value Dividend Fund carry forward includes $739,284 brought over from Segall Bryant & Hamill Small Mid Cap Value Dividend Fund II after the funds merger.

Segall Bryant & Hamill Mid Cap Value Dividend Fund II was merged into Segall Bryant & Hamill Mid Cap Value Dividend Fund as of December 21, 2018 (see Note 10). At the time of the merger, Segall Bryant & Hamill Mid Cap Value Dividend Fund II had capital loss carryovers available to offset future gains of Segall Bryant & Hamill Mid Cap Value Dividend Fund. These carryovers are annually limited to $569,601 plus any unused limitations from prior years.

The following Funds elected to defer to their fiscal year ending December 31, 2019, capital losses recognized during the period from November 1, 2018 to December 31, 2018 in the amounts of:

Fund	Capital Loss Deferrals
Segall Bryant & Hamill Micro Cap Fund	$252,749
Segall Bryant & Hamill Small Cap Growth Fund	66,073
Segall Bryant & Hamill Smid Cap Value Dividend Fund	20,229
Segall Bryant & Hamill Fundamental International Small Cap Fund	961,016
Segall Bryant & Hamill Global Large Cap Fund	140,371
Segall Bryant & Hamill Plus Bond Fund	1,278,967
Segall Bryant & Hamill Quality High Yield Fund	564,980
Segall Bryant & Hamill Municipal Opportunities Fund	133,571
Segall Bryant & Hamill Colorado Tax Free Fund	371,435

Distributions – Distributions of net investment income, if any, are generally made annually for the Segall Bryant & Hamill Micro Cap Fund, Segall Bryant & Hamill Small Cap Value Dividend Fund, Segall Bryant & Hamill Small Cap Growth Fund, Segall Bryant & Hamill Smid Cap Value Dividend Fund, Segall Bryant & Hamill Mid Cap Value Dividend Fund, and Segall Bryant & Hamill Fundamental International Small Cap Fund; monthly for the Segall Bryant & Hamill Short Term Plus Fund, Segall Bryant & Hamill Plus Bond Fund, Segall Bryant & Hamill Quality High Yield Fund, Segall Bryant & Hamill Municipal Opportunities Fund and Segall Bryant & Hamill Colorado Tax Free Fund and quarterly for the Segall Bryant & Hamill Workplace Equality Fund and Segall Bryant & Hamill Global Large Cap Fund. Distributions of net realized capital gains, if any, are declared at least once each year for each of the Funds. Distributions to shareholders are recorded on the ex-dividend date.

Semi-Annual Report | June 30, 2019 |	121

Segall Bryant & Hamill Funds	Notes to Financial Statements
June 30, 2019 (Unaudited)

The tax character of the distributions paid during the year ended December 31, 2018 were as follows:

Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital	Tax-Exempt Income
Segall Bryant & Hamill Micro Cap Fund	$299,360	$1,528,775	$—	—
Segall Bryant & Hamill Small Cap Value Dividend Fund	1,503,167	10,474,936	—	—
Segall Bryant & Hamill Small Cap Growth Fund	227,976	736,529	44,382	—
Segall Bryant & Hamill Smid Cap Value Dividend Fund	10,522	—	—	—
Segall Bryant & Hamill Mid Cap Value Dividend Fund	803,262	4,296,753	—	—
Segall Bryant & Hamill Workplace Equality Fund	355,963	419,915	—	—
Segall Bryant & Hamill Fundamental International Small Cap Fund	1,991,038	6,785,232	—	—
Segall Bryant & Hamill Global Large Cap Fund	944,042	2,074,016	—	—
Segall Bryant & Hamill Short Term Plus Fund	—	—	—	—
Segall Bryant & Hamill Plus Bond Fund	41,831,053	2,630,319	—	—
Segall Bryant & Hamill Quality High Yield Fund	3,152,324	—	—	—
Segall Bryant & Hamill Municipal Opportunities Fund	304,550	—	—	956,515
Segall Bryant & Hamill Colorado Tax Free Fund	702,757	—	—	8,013,743

As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:

	Segall Bryant & Hamill Micro Cap Fund	Segall Bryant & Hamill Small Cap Value Dividend Fund	Segall Bryant & Hamill Small Cap Growth Fund	Segall Bryant & Hamill Smid Cap Value Dividend Fund	Segall Bryant & Hamill Mid Cap Value Dividend Fund	Segall Bryant & Hamill Fundamental International Small Cap Fund	Segall Bryant & Hamill Global Large Cap Fund
Undistributed ordinary income	$—	$—	$—	$—	$6,199	$—	$98,784
Accumulated capital gains/(losses)	(252,749)	1,125,397	(76,493,985)	(28,221)	(723,678)	(961,016)	(140,371)
Net unrealized appreciation/(depreciation) on investments	(13,306)	(1,883,961)	4,130,392	(121,484)	(1,128,226)	(1,034,884)	5,032,184
Other cumulative effect of timing differences	(404)	2,471	(18,543)	571	(173,862)	(400,802)	(27,849)
Total distributable earnings (accumulated deficit)	$(266,459)	$(756,093)	$(72,382,136)	$(149,134)	$(2,019,567)	$(2,396,702)	$4,962,748

	Segall Bryant & Hamill Workplace Equality Fund	Segall Bryant & Hamill Short Term Plus Fund	Segall Bryant & Hamill Plus Bond Fund	Segall Bryant & Hamill Quality High Yield Fund	Segall Bryant & Hamill Municipal Opportunities Fund	Segall Bryant & Hamill Colorado Tax Free Fund
Undistributed ordinary income	$—	$1,237	$337,765	$—	$13,065	$18,907
Accumulated capital losses	—	—	(4,564,291)	(9,458,590)	(239,266)	(1,403,061)
Net unrealized appreciation/(depreciation) on investments	623,979	1,203	(14,410,388)	(2,581,501)	(269,297)	(2,226,524)
Other cumulative effect of timing differences	(29,326)	—	(226,187)	(29,397)	—	(26,892)
Total distributable earnings (accumulated deficit)	$594,653	$2,440	$(18,863,101)	$(12,069,488)	$(495,498)	$(3,637,570)

The effect of other timing differences is primarily related to deferred Trustee compensation and deferred dividends.

The Funds recharacterize distributions received from Real Estate Investment Trust (“REIT”) investments based on information provided by the REIT into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be estimated based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year.

122	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Notes to Financial Statements
June 30, 2019 (Unaudited)

As of June 30, 2019, net unrealized appreciation/depreciation of investments based on federal tax cost were as follows:

Fund	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation of Foreign Currency	Net Unrealized Appreciation	Cost of Investments for Income Tax Purposes
Segall Bryant & Hamill Micro Cap Fund	$430,477	$(239,920)	$—	$190,557	$3,310,059
Segall Bryant & Hamill Small Cap Value Dividend Fund	12,563,699	(4,814,293)	1	7,749,407	92,303,310
Segall Bryant & Hamill Small Cap Growth Fund	19,400,428	(5,211,441)	—	14,188,987	62,136,636
Segall Bryant & Hamill Smid Cap Value Dividend Fund	83,364	(35,998)	—	47,366	819,924
Segall Bryant & Hamill Mid Cap Value Dividend Fund	9,165,082	(2,491,495)	1	6,673,588	69,846,043
Segall Bryant & Hamill Workplace Equality Fund	1,773,052	(328,960)	—	1,444,092	15,408,576
Segall Bryant & Hamill Fundamental International Small Cap Fund	11,237,854	(1,295,350)	64,043	10,006,547	22,870,523
Segall Bryant & Hamill Global Large Cap Fund	9,631,094	(757,587)	915	8,874,422	38,850,170
Segall Bryant & Hamill Short Term Plus Fund	22,811	(4,277)	—	18,534	3,276,787
Segall Bryant & Hamill Plus Bond Fund	38,392,492	(8,739,589)	—	29,652,903	995,041,700
Segall Bryant & Hamill Quality High Yield Fund	1,573,443	(774,058)	—	799,385	56,421,652
Segall Bryant & Hamill Municipal Opportunities Fund	1,315,674	(148,821)	—	1,166,853	65,507,915
Segall Bryant & Hamill Colorado Tax Free Fund	9,122,980	(1,923,210)	—	7,199,770	290,237,602

The difference between book and tax basis cost of investments is attributable primarily due to wash sales, passive foreign investment companies and tax treatment of certain other investments.

5. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into an advisory agreement with Segall Bryant & Hamill, LLC (the “Adviser”) for all Funds. The advisory agreement has been approved by the Trust’s Board of Trustees.

Pursuant to its advisory agreement with the Trust, Segall Bryant & Hamill, LLC is entitled to an investment advisory fee, based on the average net assets of each Fund, computed daily and payable monthly as shown in the table below.

Segall Bryant & Hamill Micro Cap Fund	0.80%*
Segall Bryant & Hamill Small Cap Value Dividend Fund	0.80%*
Segall Bryant & Hamill Small Cap Growth Fund	0.65%
Segall Bryant & Hamill Smid Cap Value Dividend Fund	0.80%
Segall Bryant & Hamill Mid Cap Value Dividend Fund	0.65%
Segall Bryant & Hamill Workplace Equality Fund	0.65%
Segall Bryant & Hamill Fundamental International Small Cap Fund	1.00%*
Segall Bryant & Hamill Global Large Cap Fund	0.65%
Segall Bryant & Hamill Short Term Plus Fund	0.25%
Segall Bryant & Hamill Plus Bond Fund	0.35%
Segall Bryant & Hamill Quality High Yield Fund	0.45%
Segall Bryant & Hamill Municipal Opportunities Fund	0.40%
Segall Bryant & Hamill Colorado Tax Free Fund	0.40%

*

Prior to May 1, 2019, the advisory fee was 1.00%, 1.00%, and 1.20% for the Segall Bryant & Hamill Micro Cap Fund, Segall Bryant & Hamill Small Cap Value Dividend Fund, and the Segall Bryant & Hamill Fundamental International Small Cap Fund, respectively.

Effective May 4, 2019, Ultimus Fund Solutions LLC (“Ultimus”) and the Adviser serve as the Funds’ co-administrators (“Co-Administrators”). Ultimus and the Adviser are entitled to receive a total fee from each Fund for its administrative services computed daily and paid monthly based on the average daily net assets of the Trust. The Adviser receives a portion that is calculated based on 0.01% on the average daily net assets of the Trust.

Prior to May 4, 2019, ALPS Fund Services, Inc. (“ALPS”) served as the Funds’ co-administrator with the Adviser. ALPS and the Adviser were entitled to receive a total fee from each Fund for its administrative services computed daily and paid monthly based on the average daily net assets of the Trust. The Adviser received a portion that was calculated based on 0.10% on the first $3.5 billion in average daily net assets of the Trust and 0.05% for net assets greater than $3.5 billion.

Semi-Annual Report | June 30, 2019 |	123

Segall Bryant & Hamill Funds	Notes to Financial Statements
June 30, 2019 (Unaudited)

The administrative fees are allocated to each Fund based upon the Fund’s relative proportion of the Trust’s net assets and are disclosed in the Statements of Operations. During the six months ended June 30, 2019, the Adviser, Ultimus and ALPS received $701,132, $80,993 and $357,258, respectively, for their services to the Funds.

Shareholder servicing agents provide non-distribution administrative and support services to their customers, which may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from the Funds on behalf of shareholders, forwarding communications from the Funds, providing subaccounting with respect to Fund shares, and other similar services. Effective May 1, 2019, the Retail Class of each Fund may pay a fee at an annual rate of up to 0.25% of its average daily net assets to shareholder servicing agents. The Institutional Class of each Fund may pay a fee at an annual rate of up to 0.10% of its average daily net assets to shareholder servicing agents. These fees are included in Shareholder Servicing Fees on the Statements of Operations.

Prior to May 1, 2019, each Fund had agreed to reimburse the Adviser for a portion of the payments it made to certain Service Organizations for providing recordkeeping and sub-accounting services to persons who own Fund Retail Class shares through omnibus accounts (“Omnibus Accounts”). The amount reimbursed by the Fund, presented on the Statements of Operations as Shareholder Servicing Fees, was intended to not exceed the estimated cost that would be incurred by the Fund if the shares held in the Omnibus Accounts were serviced directly by the Funds’ transfer agent.

To determine the Periodic Reimbursement Amount, each Fund’s effective cost for servicing shares directly by the Fund’s transfer agent was calculated on a periodic basis but no later than quarterly as follows (“Effective Rate”):

Fund Retail Class Transfer Agency Costs divided by Fund Class Assets serviced directly by the Fund’s Transfer Agent.

This Effective Rate is then multiplied by the Class assets in the Omnibus Accounts as of the most recent practical date (typically quarter end) to calculate the Periodic Reimbursement Amount.

From May 1, 2019 until at least April 30, 2020, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses (not including acquired fund fees and expenses, taxes, brokerage expenses, and extraordinary expenses), so that the ratio of expense to average net assets as reported in each Fund’s Financial Highlights will be no more than the amounts as detailed below:

	Retail Class	Institutional Class
Segall Bryant & Hamill Micro Cap Fund	1.05%*	N/A
Segall Bryant & Hamill Small Cap Value Dividend Fund	1.14%*	0.99%
Segall Bryant & Hamill Small Cap Growth Fund	1.14%	0.99%
Segall Bryant & Hamill Smid Cap Value Dividend Fund	1.05%*	0.90%
Segall Bryant & Hamill Mid Cap Value Dividend Fund	0.99%*	0.84%
Segall Bryant & Hamill Workplace Equality Fund	0.89%	0.74%
Segall Bryant & Hamill Fundamental International Small Cap Fund	1.25%*	1.10%
Segall Bryant & Hamill Global Large Cap Fund	0.89%	0.74%
Segall Bryant & Hamill Short Term Plus Bond Fund	0.49%	0.40%
Segall Bryant & Hamill Plus Bond Fund	0.55%	0.40%
Segall Bryant & Hamill Quality High Yield Fund	0.85%	0.70%
Segall Bryant & Hamill Municipal Opportunities Fund	0.65%	0.50%
Segall Bryant & Hamill Colorado Tax Free Fund	0.65%	0.50%

*

Prior to May 1, 2019, the expense cap was 1.30%, 1.30%, 1.20%, 1.15%, and 1.50% for the Segall Bryant & Hamill Micro Cap Fund, Segall Bryant & Hamill Small Cap Value Dividend Fund, Segall Bryant & Hamill Smid Cap Value Dividend Fund, Segall Bryant & Hamill Mid Cap Value Dividend Fund, and Segall Bryant & Hamill Fundamental International Small Cap Fund, respectively.

Prior to May 1, 2019, the first waiver/reimbursement applies so that the ratio of expenses to average net assets, as reported in the Fund’s Financial Highlights, will be no more than the amount reported in the table above, for the Fund’s Retail Class for such period. The second waiver/reimbursement applies so that Fund level Other Expenses for the Institutional Class will be waived/reimbursed in the same proportion as the Retail Class waivers/reimbursements. The third waiver/reimbursement applies so that the institutional class-specific Other Expenses are reimbursed. The Adviser has contractually agreed to waive/reimburse all of these class-specific Other Expenses, but only to the extent that the difference between the net Institutional Class and net Retail Class expense ratios after applying the waiver/reimbursement does not exceed 25 basis points. If after applying the waivers/reimbursements discussed above, the excess of the net Retail Class expense ratio over the net Institutional Class expense ratio is less than 15 basis points, then the Adviser agrees to waive/reimburse such that the excess equals 15 basis points. See the Financial Highlights section of this report for the expense ratios if there had been no waivers and/or reimbursements.

124	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Notes to Financial Statements
June 30, 2019 (Unaudited)

Effective May 4, 2019, Ultimus, pursuant to a Transfer Agency Agreement, serves as Transfer Agent for each of the Funds. As Transfer Agent, Ultimus has, among other things, agreed to: (a) issue and redeem shares of the Funds; (b) make dividend and other distributions to shareholders of the Funds; (c) effect transfers of shares; (d) mail communications to shareholders of the Funds, including account statements, confirmations, and dividend and distribution notices; (e) facilitate the electronic delivery of shareholder statements and reports and (f) maintain shareholder accounts. Under the Transfer Agency Agreement, Ultimus receives from the Trust an annual minimum fee per Fund, a fee based upon each shareholder account and is reimbursed for out-of-pocket expenses. Prior to May 4, 2019, ALPS served as Transfer Agent for each of the Funds. During the six months ended June 30, 2019, Ultimus and ALPS received $44,944 and $73,151, respectively, for their services as Transfer Agent to the Funds.

Certain officers of the Funds are also officers of the Adviser. All access persons of the Trust, as defined in the 1940 Act, and members, officers and employees of the Adviser, follow strict guidelines and policies on personal trading as outlined in the Trust’s and the Adviser’s respective Code of Ethics.

The Trustees have appointed a Chief Compliance Officer who is also the Treasurer of the Trust and a partner of the Adviser. The Trustees agreed to have the Funds pay the portion of his compensation attributable for services rendered as the Trust’s Chief Compliance Officer.

The Trust has a Trustee Deferred Compensation Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees. Under the Deferral Plan, Trustee fees are paid and invested directly into shares of the Funds elected by the Trustees in the Deferral Plan. There is no future liability related to the balance in the Deferral Plan as such amounts are paid directly out of the respective capital accounts of the elected Funds. The amount paid to the Trustees under the Deferral Plan will be determined based upon the performance of the elected funds. The balance in the Deferral Plan as of June 30, 2019 is $622,233.

6. FAIR VALUE MEASUREMENTS

A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuation measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

The three-tier hierarchy is summarized as follows:

1)	Level 1 – Unadjusted Quoted Prices in active markets for identical investments

2)	Level 2 – Other Significant Observable Inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

3)	Level 3 – Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of June 30, 2019 in valuing the Funds’ assets:

Segall Bryant & Hamill Micro Cap Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$3,500,616	$—	$—	$3,500,616
Total	$3,500,616	$—	$—	$3,500,616

Segall Bryant & Hamill Small Cap Value Dividend Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$100,052,716	$—	$—	$100,052,716
Total	$100,052,716	$—	$—	$100,052,716

Segall Bryant & Hamill Small Cap Growth Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$76,325,623	$—	$—	$76,325,623
Total	$76,325,623	$—	$—	$76,325,623

Semi-Annual Report | June 30, 2019 |	125

Segall Bryant & Hamill Funds	Notes to Financial Statements
June 30, 2019 (Unaudited)

Segall Bryant & Hamill Smid Cap Value Dividend Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$867,290	$—	$—	$867,290
Total	$867,290	$—	$—	$867,290

Segall Bryant & Hamill Mid Cap Value Dividend Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$76,519,630	$—	$—	$76,519,630
Total	$76,519,630	$—	$—	$76,519,630

Segall Bryant & Hamill Workplace Equality Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$16,852,668	$—	$—	$16,852,668
Total	$16,852,668	$—	$—	$16,852,668

Segall Bryant & Hamill Fundamental International Small Cap Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$32,813,027	$—	$—	$32,813,027
Total	$32,813,027	$—	$—	$32,813,027

Other Financial Instruments*
Forward Foreign Currency Contracts	$92,965	$—	$—	$92,965

Segall Bryant & Hamill Global Large Cap Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$32,904,123	$14,819,554	$—	$47,723,677
Total	$32,904,123	$14,819,554	$—	$47,723,677

Segall Bryant & Hamill Short Term Plus Fund

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$2,896,677	$—	$2,896,677
Municipal Bonds	—	81,625	—	81,625
Asset Backed Securities	—	152,072	—	152,072
U.S. Treasury Bonds & Notes	—	164,947	—	164,947
Total	$—	$3,295,321	$—	$3,295,321

Segall Bryant & Hamill Plus Bond Fund

	Level 1	Level 2	Level 3	Total
Preferred Stocks	$1,080,000	$—	$—	$1,080,000
Corporate Bonds	—	443,926,272	—	443,926,272
Municipal Bonds	—	84,972,655	—	84,972,655
Asset Backed Securities	—	12,121,116	—	12,121,116
Commercial Mortgage-Backed Securities	—	25,128,125	—	25,128,125
Mortgage-Backed Passthrough Securities	—	318,328,529	—	318,328,529
Residential Mortgage-Backed Securities	—	21,727,174	—	21,727,174
U.S. Treasury Bonds & Notes	—	117,410,732	—	117,410,732
Total	$1,080,000	$1,023,614,603	$—	$1,024,694,603

126	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Notes to Financial Statements
June 30, 2019 (Unaudited)

Segall Bryant & Hamill Quality High Yield Fund

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$55,201,631	$—	$55,201,631
Commercial Mortgage-Backed Securities	—	2,019,406	—	2,019,406
Total	$—	$57,221,037	$—	$57,221,037

Segall Bryant & Hamill Municipal Opportunities Fund

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$514,557	$—	$514,557
Municipal Bonds	—	65,162,279	—	65,162,279
Asset Backed Securities	—	997,932	—	997,932
Total	$—	$66,674,768	$—	$66,674,768

Segall Bryant & Hamill Colorado Tax Free Fund

	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$297,437,372	$—	$297,437,372
Total	$—	$297,437,372	$—	$297,437,372

*

Other financial instruments are derivative financial instruments not reflected in the Statements of Investments. These contracts are valued at the net unrealized appreciation (depreciation) of the instrument.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For fair value measurements using significant other observable inputs (Level 2), the Funds generally utilize an independent pricing service which utilizes evaluated pricing models that vary by asset class and incorporate available trade, bid and other market information, and for structured securities also incorporate cash flow and, when available, loan performance data. The independent pricing service’s evaluated pricing models apply available market information through processes such as benchmark curves, benchmarking of similar securities, and sector groupings. For certain securities, the independent pricing service uses model processes, such as the Option Adjusted Spread (benchmark driven) model, to assess interest rate impact and develop prepayment scenarios. With respect to trades and bids, the independent pricing service reviews the lot size to determine whether the information is representative of an orderly trading market. If the independent pricing service determines that trade or bid information is not consistent with other information available, the trade or bid will not be reflected in the evaluated price.

Corporate bonds, Municipal bonds, U.S. Government & Agency obligations, and U.S. Treasury bonds & notes are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Forward foreign currency contracts are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services.

In the event the independent pricing service is unable to provide an evaluated price for a security or the Adviser believes the price provided is not reliable, securities of the Funds may be valued in good faith as described above in Note 2. In these instances, the compliance department will typically seek input from the investment team of the Fund since they are typically the most knowledgeable of the relevant factors in valuing the securities. The Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

At least quarterly, the Adviser receives a report on the pricing for all fair valued securities during the period along with any actual sales prices, broker quotes and/or pricing from the independent pricing service. The Adviser uses this information to analyze changes in fair value measurements over the period and as a back test of pricing methods.

Then on at least a quarterly basis, the Adviser presents the factors considered in determining the fair value measurements and presents that information to the Audit Committee of the Board of Trustees which meets at least quarterly. The Audit Committee of the Board of Trustees then will provide a recommendation to the Board of Trustees for approval of the fair value measurements.

Semi-Annual Report | June 30, 2019 |	127

Segall Bryant & Hamill Funds	Notes to Financial Statements
June 30, 2019 (Unaudited)

7. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Segall Bryant & Hamill Fundamental International Small Cap Fund may purchase or sell foreign currencies on a “spot” or cash basis at the prevailing rate in the foreign currency exchange market to settle investment transactions in the proper currency. In addition, this Fund may purchase or sell forward currency contracts to adjust the portfolio’s exposure to different currencies consistent with the investment team’s targets, which consider the currency weightings within the Fund’s benchmark index.

When entering into a spot or forward foreign currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed upon price on an agreed future date. These contracts are valued at each portfolio valuation, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the contractual rates at the dates of entry into the contracts and the spot or forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized gains and losses and change in unrealized appreciation and depreciation are included in the Statements of Operations. These instruments involve credit risk and market risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency exchange rates.

The Fund must segregate assets determined to be liquid in accordance with procedures established by the Board of Trustees, or otherwise cover its position in a permissible manner.

During the six months ended June 30, 2019, the Fund had average forward foreign currency contract values to buy and sell of $24,620,080 and $19,037,407, respectively.

The effect of derivative instruments on the Statements of Assets and Liabilities as of June 30, 2019 is as follows:

Segall Bryant & Hamill Fundamental International Small Cap Fund

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Forward Foreign Currency Contracts (Foreign Exchange Rate Risk)	Unrealized gain on forward foreign currency contracts	$133,258	Unrealized loss on forward foreign currency contracts	$(40,293)
Total		$133,258		$(40,293)

The effect of derivative instruments on the Statements of Operations for the six months ended June 30, 2019 is as follows:

Segall Bryant & Hamill Fundamental International Small Cap Fund

Risk Exposure	Statements of Operations Location	Realized Gains on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward Foreign Currency Contracts (Foreign Exchange Rate Risk)	Net realized gains (losses) on forward foreign currency contracts/ Change in unrealized net appreciation (depreciation) on forward foreign currency contracts	$209,344	$(814)
Total		$209,344	$(814)

128	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Notes to Financial Statements
June 30, 2019 (Unaudited)

8. PURCHASES AND SALES OF INVESTMENTS

Investment transactions for the six months ended June 30, 2019 excluding long-term U.S. government securities and short-term investments were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
Segall Bryant & Hamill Micro Cap Fund	$2,057,844	$2,802,977
Segall Bryant & Hamill Small Cap Value Dividend Fund	45,035,825	42,950,649
Segall Bryant & Hamill Small Cap Growth Fund	8,836,077	10,795,107
Segall Bryant & Hamill Smid Cap Value Dividend Fund	447,631	578,073
Segall Bryant & Hamill Mid Cap Value Dividend Fund	35,372,118	52,204,359
Segall Bryant & Hamill Workplace Equality Fund	11,154,738	4,356,225
Segall Bryant & Hamill Fundamental International Small Cap Fund	4,075,390	31,580,330
Segall Bryant & Hamill Global Large Cap Fund	11,449,340	13,438,068
Segall Bryant & Hamill Short Term Plus Fund	1,681,543	119,708
Segall Bryant & Hamill Plus Bond Fund	227,394,232	391,458,532
Segall Bryant & Hamill Quality High Yield Fund	8,643,704	10,408,513
Segall Bryant & Hamill Municipal Opportunities Fund	60,400,876	36,390,221
Segall Bryant & Hamill Colorado Tax Free Fund	59,274,663	36,245,352

Purchases and sales of long-term U.S. Government securities for the six months ended June 30, 2019, were as follows:

Fund	Purchase of Long Term U.S. Government Obligations	Proceeds from Sales of Long Term U.S. Government Obligations
Segall Bryant & Hamill Short Term Plus Fund	$24,513	$—
Segall Bryant & Hamill Plus Bond Fund	57,383,350	131,052,675

9. RECENT ACCOUNTING PRONOUNCEMENT

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization on Purchased Callable Debt Securities” which amends the amortization period for a callable debt security held at a premium from the maturity date to the earliest call date. The guidance is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Funds are complying with this update effective with these financial statements.

10. REORGANIZATION

On December 21, 2018, the Segall Bryant & Hamill Trust Board of Trustees approved a form of Agreement and Plan of Reorganization for the Mid Cap Value Dividend Fund II (the “Acquired Fund”) with and into the Mid Cap Value Dividend Fund (the “Acquiring Fund”).

As of the close of business on December 21, 2018, assets of the Acquired Fund were acquired by the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund. Upon the closing of the reorganization, the Acquiring Fund issued 1,083,467 shares in exchange for net assets of the Acquired Fund valued at $22,693,288. The net assets of the Acquired Fund included net unrealized depreciation of $(2,729,257) and accumulated net realized gains of $212,545. On December 21, 2018, the combined net asset value of the Acquired Fund and the Acquiring Fund was $82,149,669. Immediately prior to the merger, the net assets for the Acquiring Fund were $61,105,303. The exchange of the shares qualified as a tax-free reorganization for Federal income tax purposes.

Assuming the acquisition had been completed on January 1, 2018, the beginning of the annual reporting period of the Acquiring Fund, the Acquiring Fund’s pro forma results of operations for the year ended December 31, 2018, are as follows:

Net Investment Income	$1,106,250
Net Realized and Unrealized Gain on Investments	(18,322,281)
Net Increase in Net Assets Resulting from Operations	(17,216,031)

Semi-Annual Report | June 30, 2019 |	129

Segall Bryant & Hamill Funds	Notes to Financial Statements
June 30, 2019 (Unaudited)

On December 21, 2018, the Segall Bryant & Hamill Trust Board of Trustees approved a form of Agreement and Plan of Reorganization for the Small Cap Growth Fund II (the “Acquired Fund”) with and into the Small Cap Growth Fund (the “Acquiring Fund”).

As of the close of business on December 21, 2018, assets of the Acquired Fund were acquired by the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund. Upon the closing of the reorganization, the Acquiring Fund issued 5,912,534 shares in exchange for net assets of the Acquired Fund valued at $57,629,399. The net assets of the Acquired Fund included net unrealized depreciation of $(2,130,980) and accumulated net realized gains of $5,702,103. On December 21, 2018, the combined net asset value of the Acquired Fund and the Acquiring Fund was $61,055,121. Immediately prior to the merger, the net assets for the Acquiring Fund were $3,997,959. The exchange of the shares qualified as a tax-free reorganization for Federal income tax purposes.

Assuming the acquisition had been completed on January 1, 2018, the beginning of the annual reporting period of the Acquiring Fund, the Acquiring Fund’s pro forma results of operations for the year ended December 31, 2018, are as follows:

Net Investment Income	$(276,420)
Net Realized and Unrealized Gain on Investments	(206,554)
Net Increase in Net Assets Resulting from Operations	(482,974)

The Adviser believes that the Reorganizations are in the best interests of the shareholders for both funds, in light of the Acquired Funds’ similarity to the Acquiring Funds and other factors set forth below. Reorganizations into the Acquiring Funds would allow shareholders of the Acquired Funds the option of remaining invested in a strategy that is similar to that currently being employed by the Acquired Funds. The Adviser considered with respect to each Reorganization, among others, the following factors:

●	Continuity of Management: The Reorganization would allow shareholders of the Acquired Fund to continue investing in a mutual fund managed by the same portfolio management team at the Adviser.
●	Similar Investment Objective: Both funds’ investment objectives are the same and are currently managed with the same investment policies and strategies.
●

Similar Investment Portfolio: The Reorganization offers shareholders of the Acquired Fund an opportunity to maintain their investment in a substantially similar portfolio managed by the same portfolio management team.

●

Similar Expenses: The Reorganization offers shareholders of the Acquired Fund an opportunity to maintain their investment in a fund with a similar level of expenses. The Adviser has agreed to pay for all of the expenses associated with the Reorganization.

130	| www.sbhfunds.com

Intentionally Left Blank

Segall Bryant & Hamill Trustees and Officers:

Mary K. Anstine, Chairman

Thomas J. Abood, Trustee

John A. DeTore, Trustee

Rick A. Pederson, Trustee

James A. Smith, Trustee

Douglas M. Sparks, Trustee

Janice M. Teague, Trustee

Philip L. Hildebrandt, President

Jasper R. Frontz, Treasurer & Chief Compliance Officer

Jennifer L. Leamer, Asst. Treasurer

Derek W. Smith, Secretary

Maggie Bull, Asst. Secretary

FOR MORE INFORMATION ABOUT SEGALL BRYANT & HAMILL FUNDS, PLEASE CONTACT:

Segall Bryant & Hamill Funds | 225 Pictoria Drive, Suite 450 | Cincinnati, Ohio 45246
Individual Investors: (800) 392-2673 | Financial Advisors: (800) 734-9738 | www.sbhfunds.com

A description of the policies and procedures that Segall Bryant & Hamill Funds uses to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling toll-free (800) 392-2673; (ii) on the Funds’ website, www.sbhfunds.com; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

Each Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-Q’s successor form, Form N-PORT, within 60 days after the period end. Copies of the Segall Bryant & Hamill Funds Form N-Q or N-PORT are available without a charge, upon request, by contacting Segall Bryant & Hamill Funds toll-free at (800) 392-2673 and on the SEC’s website at www.sec.gov.

This report has been prepared for Segall Bryant & Hamill Funds shareholders and may be distributed to others only if preceded or accompanied by a prospectus.

Funds distributed by Ultimus Fund Distributors, LLC

Item 2.	Code of Ethics.

Not applicable to semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Reports to Stockholders filed under Item 1 of this form.

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) (the “1940 Act”) (17 CFR 270.30a-3(e)) are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) of 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270-30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

(a)(1) Not applicable to semi-annual report.

(a)(2) The certifications required Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) The certifications required by Rule 30a-2(b) of the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	SEGALL BRYANT & HAMILL TRUST

By (Signature and Title)*		/s/ Philip L. Hildebrandt
Philip L. Hildebrandt, President/Principal Executive Officer

Date	September 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Philip L. Hildebrandt
Philip L. Hildebrandt, President/Principal Executive Officer

Date	September 6, 2019

By (Signature and Title)*		/s/ Jasper R. Frontz
Jasper R. Frontz, Treasurer/Principal Financial Officer

Date	September 6, 2019

*	Print the name and title of each signing officer under his or her signature.